UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule
14a-101)
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2025

Notice of Annual Meeting of Stockholders & Proxy Statement

2025 Notice Of Annual Meeting of Stockholders & Proxy Statement

a year of unstoppable growth and innovation Dear Stockholders, T-Mobile had an incredible 2024. Once again, we led the industry in growth — adding 6.1 million postpaid net customers and achieving our lowest-ever full-year postpaid phone churn. More people chose T-Mobile broadband than any other provider, with over 6.4 million customers using our High Speed Internet by year-end. We also laid the groundwork to expand our fiber footprint, announcing joint ventures to acquire some of the fastest-growing fiber providers in the country. This strong business performance translated into our highest-ever adjusted free cash flow, giving us the flexibility to simultaneously invest in the future and return meaningful value to stockholders. We delivered all-time highs because we’ve never settled for good enough. Relentlessly challenging the status quo is what the Un-carrier is all about. We have always led differently — and always will. This is what sets us apart from the others. We have a clear long-term plan defined not just by what we deliver, but by how we do it: with speed, discipline and an unwavering focus on customers. Now, leaning into our position of strength, we’re continuing to rewrite the rules. We’re a company on the move in this Challenger to Champion chapter, using our scale, capabilities and technologies — some that didn’t even exist a few years ago — to accelerate our business and serve customers in transformative ways. This new era is an opportunity to go bigger and further reimagine customer love in a digital-first world through data, AI and tools that enable us to offer smarter, more personalized experiences. By shifting from solving problems to preventing them, we’re deepening relationships with customers — and earning their business for life. At the center of it all is America’s largest and fastest 5G network, now covering more than 2 million square miles — nearly one and a half times more than either of our top competitors. In 2024, we extended our network leadership by every objective measure and put it to work in powerful ways. As the first U.S. provider to commercially launch a 5G standalone (SA) core, we introduced T-Priority. It’s the nation’s first dedicated 5G network slice designed specifically for first responders, ensuring they get lower latency and faster 5G speeds more consistently. We also created entirely new capabilities, including satellite-to-cellular connectivity — the first and only space-based mobile network in the U.S. that automatically connects to your phone — and business models that go beyond traditional wireless. These efforts reflect the innovation, curiosity and willingness to embrace change that put the Un-carrier in a category of its own. The impact we’re making extends to the communities we serve. With Project 10Million, we’re using our network, resources and scale for good to help bridge the digital divide with connectivity for underserved students. From our start in 2020 through 2024, we have connected over 6.3 million students and invested nearly $7.4 billion in devices and services — and this work continues. T-Mobile’s success wouldn’t be possible without this team’s passion and “We Won’t Stop” value in action — a team that busts down barriers, never settles and makes change rather than waiting around for it. Looking ahead, this is our time once again to turn ambition into action and to turn bold ideas into real outcomes for customers, employees and stockholders alike. Our story is just getting started, and 2025 is set to be a pivotal year for T-Mobile. Thank you for being part of this incredible journey with us! Sincerely, MIKE SIEVERT President and Chief Executive Officer April 18, 2025

Notice of Annual Meeting of Stockholders

DATE: June 6, 2025	TIME: 8:00 a.m. PDT	LOCATION: Online only at www.virtualshareholdermeeting.com/TMUS2025

AGENDA:

Elect 13 director nominees named in the Proxy Statement to the Company’s Board of Directors;

Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

Consider any other business that is properly brought before the Annual Meeting or any continuation, adjournment or postponement of the Annual Meeting.

Record Date: You can vote your shares if you were a stockholder of record at the close of business on April 7, 2025.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to virtually attend the Annual Meeting, please vote as soon as possible by internet, by telephone or by signing and returning your proxy card if you received a paper copy of the proxy card by mail.

The Annual Meeting will be held solely by means of remote communication, in a virtual only format. You can virtually attend the Annual Meeting at the meeting time by visiting www.virtualshareholdermeeting.com/TMUS2025 and entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 8:00 a.m. PDT. Online check-in will begin at 7:45 a.m. PDT, and you should allow ample time for the online check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the phone numbers displayed on the meeting website on the meeting date. Once admitted to the Annual Meeting, you may submit questions, vote or view our list of stockholders by following the instructions that will be available on the meeting website.

We encourage you to vote as promptly as possible, even if you plan to attend the virtual meeting.

By Order of the Board of Directors, Timotheus Höttges Chairman of the Board of Directors April 18, 2025	Broady R. Hodder Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2025

The Proxy Statement and Annual Report to Stockholders are available at

https://t-mobile.com/Proxy2025 and https://www.proxyvote.com.

Cautionary Statement Regarding Forward-Looking Statements

This Proxy Statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including information concerning our future results of operations, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements, including, but not limited to, our efforts to reduce our greenhouse gas emissions, as well as changes in laws or regulations affecting us, such as changes in cybersecurity, data privacy, environmental, safety and health laws, and other risks as disclosed in our most recent annual report on Form 10-K and other filings with the Securities and Exchange Commission (the “SEC”), include, among others, the following: competition, industry consolidation and changes in the market for wireless communications services and other forms of connectivity; criminal cyberattacks, disruption, data loss or other security breaches; our inability to timely adopt and effectively deploy network technology developments; our inability to effectively execute our digital transformation and drive customer and employee adoption of emerging technologies; our inability to retain or motivate key personnel, hire qualified personnel or maintain our corporate culture; system failures and business disruptions, allowing for unauthorized use of or interference with our network and other systems; the scarcity and cost of additional wireless spectrum, and regulations relating to spectrum use; the timing and effects of any pending and future acquisition, divestiture, investment, joint venture or merger involving us, including our inability to obtain any required regulatory approval necessary to consummate any such transactions or to achieve the expected benefits of such transactions; adverse economic, political or market conditions in the U.S. and international markets, including changes resulting from increases in inflation or interest rates, supply chain disruptions and impacts of geopolitical instability, such as the Ukraine-Russia and Israel-Hamas wars and further escalations thereof; our inability to successfully deliver new products and services; any disruption or failure of our third parties (including key suppliers) to provide products or services for the operation of our business; sociopolitical volatility and polarization and risks related to environmental, social and governance matters; our substantial level of indebtedness and our inability to service our debt obligations in accordance with their terms; changes in the credit market conditions, credit rating downgrades or an inability to access debt markets; our inability to maintain effective internal control over financial reporting; any changes in regulations or in the regulatory framework under which we operate; laws and regulations relating to the handling of privacy, data protection and artificial intelligence; unfavorable outcomes of and increased costs from existing or future regulatory or legal proceedings; difficulties in protecting our intellectual property rights or if we infringe on the intellectual property rights of others; our offering of regulated financial services products and exposure to a wide variety of state and federal regulations; new or amended tax laws or regulations or administrative interpretations and judicial decisions affecting the scope or application of tax laws or regulations; our wireless licenses, including those controlled through leasing agreements, are subject to renewal and may be revoked; our exclusive forum provision as provided in our Certificate of Incorporation; interests of Deutsche Telekom AG (“DT”), our controlling stockholder, which may differ from the interests of other stockholders; our current and future stockholder return programs may not be fully utilized, and our share repurchases and dividend payments pursuant thereto may fail to have the desired impact on stockholder value; future sales of our common stock by DT and SoftBank Group Corp. (“SoftBank”) and our inability to attract additional equity financing outside the United States due to foreign ownership limitations by the Federal Communications Commission (“FCC”); and other risks as disclosed in our most recent annual report on Form 10-K, and subsequent Forms 10-Q and other filings with the SEC. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. T-Mobile does not undertake, and expressly disclaims any duty, to update any statements contained herein, whether as a result of new information, new developments, or otherwise, except to the extent that disclosure may be required by law. In addition, some of the statements contained in this Proxy Statement may rely on third-party information and projections that management believes to be reputable; however, T-Mobile does not independently verify or audit this information, and any inaccuracies or deviations in such information and projections may materially impact our ability to execute on our strategy, achieve our goals, or otherwise adversely impact our business.

This Proxy Statement contains corporate responsibility-related statements based on hypothetical scenarios and assumptions as well as estimates that are subject to a high level of uncertainty, and these statements should not necessarily be viewed as being representative of current or actual risk or performance, or forecasts of expected risk or performance. In addition, historical, current, and forward-looking environmental and social-related statements may be based on standards for measuring progress that are still developing, and internal controls and processes that continue to evolve. For example, our disclosures based on existing standards may change due to revisions in framework requirements, availability of information, changes in our business or applicable government policies, or other factors which may be beyond our control. Forward-looking and other statements in this document may also address our corporate responsibility and sustainability progress, plans, and goals. Our inclusion of such information herein or in other documents is not necessarily “material” under the federal securities laws for SEC reporting purposes, even if we use the word “material” or “materiality” in relation to those statements, but is informed by various standards and frameworks (including standards for the measurement of underlying data), and the interests of various stakeholders. These standards continue to evolve, often quickly, including for matters outside of our control; our disclosures are inherently dependent on the methodology and data used, and there can be no guarantee that such disclosures will necessarily reflect or be consistent with the preferred practices or interpretations of particular stakeholders, either currently or in future. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

Proxy Statement Summary	1

Corporate Governance at T-Mobile	5

About the Board of Directors	6

Annual Board and Committee Evaluations	8

How to Communicate with our Board	8

Board Committees and Related Matters	9

Risk Oversight	13

Director Compensation	15

Director Nomination, Selection and Qualifications	17

Corporate Responsibility at T-Mobile	20

Proposal 1 - Election of Directors	27

Executive Officers	37

Proposal 2 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2025	40

Required Vote	40

Pre-Approval Process	41

Deloitte & Touche LLP Fees and Services	41

Audit Committee Report	41

Executive Compensation	43

Compensation Discussion and Analysis	43

Compensation Committee Report	54

Executive Compensation Tables	55

Pay Ratio	69

Pay Versus Performance	70

Security Ownership of Principal Stockholders and Management	73

Transactions with Related Persons and Approval	75

Related Person Transactions	75

Related Person Transaction Policy	75

Transactions with Deutsche Telekom and SoftBank	76

Annual Meeting and Voting Questions and Answers	81

Other Information and Business	84

Appendix A – Reconciliation of Non-GAAP Financial Measures	A-1

THIS SUMMARY HIGHLIGHTS INFORMATION YOU WILL FIND IN THIS PROXY STATEMENT. AS IT IS ONLY A SUMMARY, PLEASE REVIEW THE COMPLETE PROXY STATEMENT BEFORE YOU VOTE.

Annual Meeting Information
	DATE AND TIME: June 6, 2025 at 8:00 a.m. PDT	LOCATION: Online only at www.virtualshareholder meeting.com/TMUS2025	RECORD DATE: April 7, 2025	PROXY MAIL DATE: On or about April 18, 2025

How to Vote	BY INTERNET: Visit the website listed on your proxy card	BY PHONE: Call the telephone number on your proxy card	BY MAIL: Sign, date and return your proxy card in the enclosed envelope	AT THE ANNUAL MEETING: Vote electronically at the virtual Annual Meeting

Voting:	Each share of common stock is entitled to one vote for each director nominee and one vote for the other proposal to be voted on.

Admission:	You can virtually attend the Annual Meeting at the meeting time by visiting www.virtualshareholdermeeting.com/TMUS2025 and entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 8:00 a.m. PDT. Online check-in will begin at 7:45 a.m. PDT, and you should allow ample time for the online check-in procedures.

Annual Meeting Agenda and Vote Recommendations:

Matter		Board Vote Recommendation	Page Reference (for more details)

Proposal 1	Election of Directors	FOR	27

Proposal 2	Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2025	FOR	40

In this Proxy Statement, “we,” “our,” “us,” “T-Mobile” and the “Company” refer to T-Mobile US, Inc. as a standalone company prior to April 1, 2020, the date we completed the Sprint Combination (as defined below), and after April 1, 2020, refer to the combined company as a result of the Sprint Combination. “Annual Meeting” refers to the 2025 Annual Meeting of Stockholders. We first made this Proxy Statement and form of proxy card available to stockholders on or about April 18, 2025.

■ PROXY STATEMENT 2025	1

Proxy Statement Summary

Good Corporate Governance Practices

Governance is real at T-Mobile. We became a publicly traded company in 2013 with a significant stockholder, Deutsche Telekom, following a business combination with MetroPCS Communications, Inc. (the “Metro Combination”). On April 1, 2020, we completed the merger with Sprint in an all-stock transaction (the “Sprint Combination” or the “Merger”). In connection with the Sprint Combination, on April 1, 2020, Deutsche Telekom and SoftBank entered into a Proxy, Lock-up and ROFR Agreement (the “Proxy Agreement”).

As a result of the Proxy Agreement, as of March 31, 2025, Deutsche Telekom has voting control over approximately 58.9% of the outstanding T-Mobile common stock, including the approximately 7.5% of shares of the outstanding T-Mobile common stock held by SoftBank.

Deutsche Telekom has the right to designate 10 of our directors. As a result, we have stockholder representation on our Board of Directors (the “Board”). The Nominating and Corporate Governance Committee has the right to designate three of our directors, all of whom are independent based on the applicable NASDAQ Stock Market LLC (“NASDAQ”) and SEC rules. Directors approach each Board decision with a mindset that is intellectually independent from management. In addition, our Board has structured our corporate governance program to promote the long-term interest of stockholders, strengthen the Board’s and management’s accountability and help build public trust in the Company.

Unclassified Board and Annual Election of Directors

Annual Board and Committee Self-Evaluations

13 Director Nominees

No Poison Pill

Separation of Chairman and Chief Executive Officer Roles

Stockholder Right to Call Special Meeting and Act by Written Consent

Lead Independent Director

Anti-Hedging, Anti-Short Sale and Anti-Pledging Policies

Independent Chairs of the Audit, Compensation and Nominating and Corporate Governance Committees

Executive Compensation Driven by Pay for Performance

Regular Executive Sessions of Independent Directors

Stock Ownership Guidelines for Executive Officers and Directors

Comprehensive Risk Oversight by the Board and its Committees

SEC- and NASDAQ-compliant Clawback Policy Covering Incentive Payments

2	PROXY STATEMENT 2025 ■

Proxy Statement Summary

T-MOBILE DELIVERED INDUSTRY-LEADING CUSTOMER GROWTH, WHICH TRANSLATED INTO INDUSTRY-LEADING FINANCIAL PERFORMANCE IN 2024

Our differentiated growth strategy drove industry-best postpaid net account additions of 1.1 million,1 postpaid net customer additions of 6.1 million, and High Speed Internet net customer additions of 1.7 million in 2024. We ended 2024 with a record high total customers of 129.5 million.

Our customer growth translated into industry-leading financial performance in 2024, enabling us to return $14.4 billion to stockholders through a combination of share repurchases and dividends. In 2024, our Total service revenues were $66.2 billion, Postpaid service revenues were $52.3 billion, Net income was $11.3 billion, Core Adjusted EBITDA was $31.8 billion, Net cash provided by operating activities was $22.3 billion, and Adjusted Free Cash Flow was $17.0 billion.

For the third year in a row, T-Mobile won all five overall network experience categories from Opensignal,2 along with 5G performance categories and consistent quality experience, and was unbeaten for reliability experience.

Our stock price has increased by 159.3% from April 1, 2020 (the closing date of the Sprint Combination) to December 31, 2024.

Core Adjusted EBITDA and Adjusted Free Cash Flow are non-GAAP financial measures. Each of the non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with U.S. generally accepted accounting principles (“GAAP”). Reconciliations to the most directly comparable GAAP financial measures are provided in Appendix A to this Proxy Statement.

1	AT&T Inc. historically does not disclose postpaid net account additions.
2

Opensignal Awards: USA: Mobile Network Experience Report January 2025, based on independent analysis of mobile measurements recorded during the period September 1 – November 29, 2024. © 2025 Opensignal Limited.

■ PROXY STATEMENT 2025	3

Proxy Statement Summary

Executive Compensation Highlights – Paying for Performance

Our executive compensation program is aligned with our business strategy and is designed to attract and retain top talent, reward short-term and long-term business results and exceptional individual performance, and, most importantly, maximize stockholder value.

KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM

WHAT WE DO

Emphasis on pay for performance

Independent compensation consultant

Executive and director stock ownership guidelines

Clawback policy covering incentive payments

Use of multiple performance measures and caps on potential incentive payments

Substantial majority of target total compensation is variable

Use of executive compensation statements (“tally sheets”)

Annual risk assessment of compensation programs

WHAT WE DON’T DO

No excise tax gross ups

No guaranteed bonuses

No plans that encourage excessive risk taking

No single-trigger payments or vesting of equity awards upon a change in control

No significant perquisites

No dividends paid on unearned or unvested equity awards

No hedging, short sales, or pledging of stock

4	PROXY STATEMENT 2025 ■

T-Mobile
is Committed to Good Corporate Governance
Our corporate governance practices and policies promote the long-term interests of our stockholders, strengthen the accountability of our Board and management and help build public trust.
Our Board has established a boardroom dynamic that encourages meaningful and robust discussions based on each director’s unique and diverse background, resulting in informed decision-making that seeks to maximize stockholder value and promotes stockholder interests. Directors exercise this thorough oversight of decisions regarding the Company’s strategy and outlook. The Board regularly reviews developments in corporate governance and updates its practices and governance materials as it deems necessary and appropriate.
Key Governance Materials

Certificate of Incorporation
Bylaws
Corporate Governance Guidelines
Director Selection Guidelines
Stockholders’ Agreement
Charter for Each Board Committee
Code of Business Conduct
Code of Ethics for Senior Financial Officers
Environmental Policy
Executive Incentive Compensation Recoupment Policy
Human Rights Statement
Speak Up Policy (f.k.a. Whistleblower Protection Policy)
Supplier Code of Conduct
Supplier Data Processing Requirements
These documents are available under the “Corporate Governance” section of our website at
http://investor.t-mobile.com
or are included in our filings with the SEC. In addition, our key Privacy Notices are available on our website at
https://www.t-mobile.com/privacy-center
.
INSIDER TRADING POLICY
We have adopted a Policy on Securities Trading that governs the purchase, sale, and/or other dispositions of our securities by directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations and NASDAQ listing standards.

■ PROXY STATEMENT 2025	5

Corporate Governance

About the Board of Directors

GOVERNANCE FRAMEWORK AND CODE OF BUSINESS CONDUCT

Our Board has adopted Corporate Governance Guidelines that, together with our certificate of incorporation, our bylaws and the Second Amended and Restated Stockholders’ Agreement we entered into with Deutsche Telekom and SoftBank on June 22, 2020 (the “Stockholders’ Agreement”), provide a framework for the effective governance of the Company.

The Board also adopted our Code of Business Conduct, which establishes the standards of ethical conduct applicable to our directors, officers and employees. In addition, we have a Code of Ethics for Senior Financial Officers. In the event of a waiver by the Board of any provisions of the Code of Business Conduct or Code of Ethics for Senior Financial Officers applicable to directors or executive officers or any amendment thereto, we will promptly disclose the Board’s actions on our website.

OUR BOARD

Our Board currently consists of 13 directors. We are required to have a “National Security Director” pursuant to our national security commitments entered into in connection with the Sprint Combination. Letitia A. Long currently serves in such capacity. Pursuant to our certificate of incorporation and the Stockholders’ Agreement, Deutsche Telekom has certain rights to designate director nominees and to have such designees serve on the committees of the Board. See “Transactions with Related Persons and Approval—Transactions with Deutsche Telekom and SoftBank—Stockholders’ Agreement” for more information.

WE ARE A CONTROLLED COMPANY WITH CERTAIN EXEMPTIONS

Deutsche Telekom has voting control, as of March 31, 2025, over approximately 58.9% of the outstanding shares of our common stock (including the approximately 7.5% of the outstanding shares of common stock held by SoftBank over which Deutsche Telekom exercises voting control pursuant to the Proxy Agreement), and we are deemed a “controlled company” under the NASDAQ rules. These rules exempt “controlled companies,” like us, from certain corporate governance requirements, including: (i) that a majority of our Board be independent, (ii) that our Nominating and Corporate Governance Committee be composed entirely of independent directors, and (iii) that our Compensation Committee be composed entirely of independent directors.

DIRECTOR INDEPENDENCE

On an annual basis, our Board evaluates the independence of each director, including nominees for election to the Board, in accordance with NASDAQ rules and our Corporate Governance Guidelines. For certain types of relationships, NASDAQ rules require us to consider a director’s relationship with the Company, and also with any parent or subsidiary in a consolidated group with the Company, which includes Deutsche Telekom and its affiliates. Each of the following directors or director nominees is an “independent director” under NASDAQ rules and our Corporate Governance Guidelines:

■ Marcelo Claure ■ Thomas Dannenfeldt ■ Srikant M. Datar*	■ James J. Kavanaugh* ■ Letitia A. Long ■ Teresa A. Taylor* ■ Kelvin R. Westbrook

*	The Board has determined that each member of the Audit Committee meets the heightened independence criteria applicable to audit committee members under NASDAQ and SEC rules.

BOARD LEADERSHIP

OUR CHAIRMAN AND OUR CHIEF EXECUTIVE OFFICER ROLES ARE SEPARATED

We believe that separating the roles of Chief Executive Officer and Chairman of the Board is appropriate for the Company and in the best interests of the Company and its stockholders at this time. Timotheus Höttges, Deutsche Telekom’s Chief Executive Officer, is the Chairman of the Board. Key responsibilities of our Chairman include:

Managing the overall Board function

Chairing all regular sessions of the Board

Establishing the agenda for each Board meeting in consultation with the lead independent director, our Chief Executive Officer and other senior management, as appropriate

Assisting in establishing, coordinating and reviewing the criteria and methods for evaluating, at least annually, the effectiveness of the Board and its committees

6	PROXY STATEMENT 2025 ■

Corporate Governance

Absent any changes to the Stockholders’ Agreement, which will require Deutsche Telekom’s approval, the Company does not foresee a possibility that the Chairman of the Board and CEO roles will be filled by a single individual. The separation of the offices allows Mr. Höttges to focus on management of Board matters and allows our Chief Executive Officer to focus on managing our business. Additionally, we believe the separation of the roles ensures the objectivity of the Board in its management oversight role, specifically with respect to reviewing and assessing our Chief Executive Officer’s performance. The Board believes that the current leadership structure chosen by the Board is conducive to the Board’s role in risk oversight. The Company would engage with stockholders prior to the Board making a decision to combine the Chairman and Chief Executive Officer roles, and would promptly publicly disclose such a decision by the Board.

WE HAVE A LEAD INDEPENDENT DIRECTOR

Our Board has also chosen to appoint a lead independent director. The lead independent director has significant authority, provides leadership for our independent directors, and strengthens the Board’s oversight of the Company’s business. Teresa A. Taylor is our current lead independent director. She also serves as the Chair of the Nominating and Corporate Governance Committee. Key responsibilities of our lead independent director include:

Coordinating the activities of our independent directors

Calling and presiding over the executive sessions of the independent directors

Functioning as a liaison between the independent directors and the Chairman of the Board and/or the Chief Executive Officer

Providing input on design of the Board

Providing input on the flow of information to the Board, including the Board’s agenda and schedule

Facilitating discussion among the independent directors on key issues and concerns outside of Board meetings, including with respect to risk management

Chairing the annual stockholders’ meeting when the Chairman of the Board is not present

When requested, representing the Board with internal and external audiences, including stockholders

BOARD MEETINGS AND DIRECTOR ATTENDANCE

Our Board meets regularly throughout the year. Committees typically meet prior to the Board meeting, and, depending on the schedule of the Board meeting, the Audit Committee holds additional meetings in connection with quarterly earnings releases. Directors are expected to attend all meetings of the Board and each committee on which they serve, as well as the Annual Meeting. At each regularly scheduled Board meeting (or more frequently if necessary), time is set aside for executive sessions where outside (non-management) directors meet without management present. In addition, our Corporate Governance Guidelines require the independent directors to meet at least twice each year in executive sessions, with the lead independent director presiding at such executive sessions.

Our Board met five times during 2024

Each director attended at least 75% of the total number of meetings of the Board and Board committees on which he or she served

All directors who then served on the Board attended our 2024 annual meeting of stockholders

■ PROXY STATEMENT 2025	7

Corporate Governance

Annual Board and Committee Evaluations

The Nominating and Corporate Governance Committee oversees the annual Board and committee self-evaluation process. In 2024, the Committee engaged an outside consultant to coordinate and provide insight on the annual self-evaluation process.

THE BOARD IS COMMITTED TO A COMPREHENSIVE SELF-EVALUATION PROCESS TO REVIEW THE BOARD’S AND EACH COMMITTEE’S OVERALL EFFECTIVENESS.

BOARD EVALUATION PROCESS

1

BEGIN EVALUATION PROCESS

The Chair of the Nominating and Corporate Governance Committee initiates, with the assistance of the Corporate Secretary, the annual evaluation process by engaging an outside evaluation consultant.

2

EVALUATION

Working closely with management, the outside consultant distributes comprehensive questionnaires to each director soliciting feedback on the Board’s and each relevant committee’s effectiveness, covering topics such as:

Strategic Oversight Scope & Content of Presentations	Risk Management Succession Planning

3

ANALYSIS

The outside consultant reviews the responses and prepares an executive summary for the Board and each committee, which includes an overview of director responses and guidance on any material issues. The Chair of the Nominating and Corporate Governance Committee reviews the reports with management and works directly with the consultant to evaluate the findings.

4

RESULTS AND FINDINGS

The Nominating and Corporate Governance chair, with assistance from the outside consultant, presents the results and findings to the Board. Each committee reviews the committee results and findings.

FOLLOW UP

Results requiring additional consideration are addressed at subsequent Board and committee meetings and reported back to the Board, where appropriate.

How to Communicate with our Board

You may contact the Chairman of the Board, the Board as a whole, the lead independent director, or any individual director as follows:

T-Mobile US, Inc. The Board of Directors c/o Corporate Secretary 3655 131st Avenue SE Bellevue, WA 98006	After receipt, communications will generally be forwarded to the Chairman of the Board, the whole Board, the lead independent director or specific directors as the Corporate Secretary deems appropriate based on the content of, and the matters raised in, the communications. Communications that are unrelated to the duties and responsibilities of the Board or are unduly hostile, threatening, potentially illegal or similarly unsuitable will not be forwarded. Responses to letters and any communications that are excluded are maintained by the Company and are available to any director upon request.

8	PROXY STATEMENT 2025 ■

Corporate Governance

Board Committees and Related Matters

Our Board has six standing committees: Audit, CEO Selection, Compensation, Executive, Nominating and Corporate Governance and Transaction. The CEO Selection and Transaction Committees were formed upon the Sprint Combination. The Board makes committee and committee chair assignments annually at its meeting immediately following the annual meeting of stockholders, although further changes may be made from time to time as deemed appropriate by the Board.

Each committee has a Board-approved charter, which is reviewed annually by the respective committee. Recommended changes, if any, are submitted to the Board for approval. Each committee may retain and compensate consultants or other advisors as necessary for it to carry out its duties, without consulting with or obtaining the approval of the Board or the Company. A copy of the charter for each standing committee can be found on the Investor Relations section of our website at http://investor.t-mobile.com by selecting “Governance Documents” under the “Corporate Governance” tab.

Chair: Srikant M. Datar Additional Members: James J. Kavanaugh Teresa A. Taylor Meetings Held in 2024: 10

Audit Committee

As more fully described in its charter, the primary responsibilities of the Audit Committee are to:

    Assist the Board in oversight of the integrity of the Company’s financial statements and the accounting and financial reporting processes, disclosure controls and procedures and internal audit functions

    Directly appoint, compensate and retain our independent auditor, including the evaluation of the independent auditor’s qualifications, performance and independence

    Pre-approve the retention of the independent auditor for all audit and such non-audit services as the independent auditor is permitted to provide the Company and approve the fees for such services

    Discuss and oversee the Company’s financial risk assessment and risk management, including the Company’s major financial risk exposures, such as cybersecurity

    Develop and oversee compliance with the Code of Ethics for Senior Financial Officers

    Establish procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters

    Review and approve all related person transactions pursuant to the Company’s Related Person Transaction Policy

Our Board has determined that each member of the Audit Committee meets all of the requirements for audit committee members under applicable NASDAQ rules, and Messrs. Datar and Kavanaugh are also “audit committee financial experts” as defined in applicable SEC rules.

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Corporate Governance

Compensation Committee

As more fully described in its charter, the primary responsibilities of the Compensation Committee are to:

    Review and approve the Company’s overall executive compensation philosophy and its programs, policies and practices regarding the compensation of its executive officers at least annually

    Review and approve corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance in light of those goals and objectives and determine and approve the Chief Executive Officer’s compensation

    Review and approve annual and long-term compensation for and all compensation arrangements to be entered into with the Company’s executive officers

    Oversee the development of succession plans for the Chief Executive Officer and senior management

    Assist the Board in reviewing the results of any stockholder advisory votes, or respond to other stockholder communications that relate to executive officer compensation, and consider whether to make or recommend adjustments to the Company’s policies and practices as a result of such votes or communications

    Review a report from management regarding potential material risks, if any, created by the Company’s compensation policies and practices

    Review and make recommendations to the Board with respect to compensation for non-employee members of the Board

    Review and make recommendations to the Board with respect to all Company equity compensation plans and oversee the administration of such plans

    Review, approve and administer any Company policy regarding the recoupment or clawback of compensation

    Oversee the Company’s strategies, initiatives and programs related to human capital management

    The Section 16 Subcommittee has the authority to approve all equity or equity-based awards granted to the Company’s officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provided that if the Section 16 Subcommittee does not consist of at least two directors, the full Board shall have such authority.

Chair: Kelvin R. Westbrook Additional Members: Marcelo Claure Christian P. Illek Raphael Kübler Meetings Held in 2024: 6 Section 16 Subcommittee: Kelvin R. Westbrook Marcelo Claure

Compensation Committee

THE COMPENSATION COMMITTEE HAS ENGAGED AN INDEPENDENT COMPENSATION CONSULTANT

The Compensation Committee has retained Mercer (a wholly owned subsidiary of Marsh & McLennan Companies, Inc.), a well-recognized employee benefits and compensation consulting firm, as its independent compensation consultant. Mercer assists the Compensation Committee in its evaluation of the compensation and benefits provided to the Chief Executive Officer and the other executive officers. Mercer generally attends Compensation Committee meetings at which executive officer compensation is discussed and provides information, research and analysis pertaining to executive compensation as requested by the Compensation Committee. Mercer also updates the Compensation Committee on market trends. During 2024, the aggregate fees for such services were approximately $393,000. In addition, Mercer provided services to the Company for investment and benefits consulting and retirement plan consulting, which services were approved by management. During 2024, the aggregate fees for such services were approximately $829,000.

∎  The Compensation Committee determined that Mercer is (and was, during 2024) independent and that its engagement does not (and did not, during 2024) present any conflicts of interest that would prevent Mercer from serving as an independent consultant to the Compensation Committee.

∎  Mercer also determined that it was independent from management and confirmed this in a written statement delivered to the Compensation Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2024, the following individuals served on the Compensation Committee for all or part of the year: Messrs. Claure, Gopalan, Illek, Kübler, and Westbrook. No member of the Compensation Committee who served during 2024 was an officer or employee of the Company or any of its subsidiaries during the year, was formerly a Company officer or had any relationship otherwise requiring disclosure as compensation committee interlock pursuant to Item 407(e)(4) of Regulation S-K.

10	PROXY STATEMENT 2025 ■

Corporate Governance

Chair: Timotheus Höttges Additional Members: Marcelo Claure Christian P. Illek Thorsten Langheim Teresa A. Taylor Meetings Held in 2024: 1

CEO Selection Committee

As more fully described in its charter, the primary responsibility of the CEO Selection Committee is to:

    Select, appoint, hire, fire and recall from office the Chief Executive Officer of the Company

Chair: Timotheus Höttges

Additional Members:

Marcelo Claure

Christian P. Illek

Raphael Kübler

Thorsten Langheim

G. Michael Sievert

Meetings Held in 2024: 0*

*Per the Executive Committee’s charter,

the committee meets as often as it

determines necessary

Executive Committee

As more fully described in its charter, the primary responsibilities of the Executive Committee are to:

    Monitor the Company’s operating performance relative to its operating objectives, strategy, plans and actions

    Provide management with feedback regarding the Company’s operating objectives, strategy, plans, and actions, as well as the Company’s operating performance

    Consider strategic operating goals, opportunities and risks

    Recommend changes to the Company’s operating objectives, strategy, plans, and actions for consideration by the Board, as appropriate

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Corporate Governance

Nominating and Corporate Governance Committee

As more fully described in its charter, the primary responsibilities of the Nominating and Corporate Governance Committee are to:

    Subject to the terms of the Company’s certificate of incorporation and the Stockholders’ Agreement, review, approve and recommend for Board consideration director candidates based on the director selection guidelines then in effect, and advise the Board with regard to the nomination or appointment of such director candidates

    Periodically review and make recommendations to the Board regarding the appropriate size, role and function of the Board

    Develop and oversee a process for an annual evaluation of the Board and its committees

    Monitor the process for preparing agendas for, organizing and running Board meetings (including the occurrence of regular executive sessions) in coordination with the Chairman of the Board and Chief Executive Officer

    Recommend to the Board, as appropriate, the number, type, functions, and structure of committees of the Board, and the chairperson of each such committee

    Oversee director succession planning

    Develop and oversee compliance with the Code of Business Conduct for all employees, officers and directors

    Discuss and oversee the Company’s risk assessment and risk management policies, as well as annually review the implementation and effectiveness of our compliance and ethics programs

    Periodically review the Company’s report on political and charitable contributions and other environmental, sustainability, and corporate social responsibility matters

    Periodically review and consult with management on the Company’s data privacy and information security programs, including cybersecurity

    Periodically review the Company’s director orientation program and recommend changes, as appropriate

    Monitor, plan and support continuing education activities of the directors

    Develop, update as necessary and recommend to the Board corporate governance principles and policies

Chair: Teresa A. Taylor Additional Members: André Almeida Raphael Kübler Dominique Leroy Letitia A. Long Meetings Held in 2024: 5

Transaction Committee

As more fully described in its charter, the primary responsibilities of the Transaction Committee are to:

    Evaluate with the Company’s management and provide recommendations to the Board with respect to proposed strategic transactions for the Company and its businesses, including, but not limited to, mergers, acquisitions, divestitures, joint ventures, and other similar transactions

    Monitor the progress of pending and potential strategic transactions involving the Company, its businesses and its competitors

Chair: Thorsten Langheim Additional Members: Marcelo Claure Christian P. Illek G. Michael Sievert Kelvin R. Westbrook Meetings Held in 2024: 3

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Corporate Governance

Risk Oversight

MANAGEMENT’S ROLE IN RISK OVERSIGHT

Management of the Company, including the Chief Executive Officer and other executive officers, is primarily responsible for managing the risks associated with the business, operations, and financial and disclosure controls. Management conducts a quarterly enterprise-wide risk assessment and considers financial, strategic, IT, cybersecurity, technology, operational, compliance, legal/regulatory, corporate responsibility and reputational risks to the Company, including risks that are short-term, intermediate-term and/or long-term in nature. In addition, management conducts an annual fraud risk assessment and an annual compliance risk assessment. Periodically, the Company engages external third-party experts as part of the Company’s risk assessment, including assessment of future threats and trends, and risk mitigation processes. All enterprise risks that are considered are prioritized based on the magnitude of the potential impact to the Company. Risk trending is also evaluated, and management action plans and timelines are developed and tracked to address the immediacy of the risk assessed. The results of these assessments are considered in connection with the operational, financial, and business activities of the Company.

Management Maintains a Third-Party Risk Management Program

Management maintains a centralized Third-Party Risk Management Program to evaluate multiple aspects of risk related to doing business with third-party vendors and Mobile Virtual Network Operator partners, including, but not limited to, cybersecurity, geopolitical, privacy, financial, corporate responsibility, anti-corruption and fourth-party risks and risks relating to foreign ownership and compliance with national security commitments.

Management Maintains an Enterprise Risk and Compliance Committee

The Enterprise Risk and Compliance Committee oversees and governs the Company’s risk management, cybersecurity, corporate responsibility, and operational compliance activities, as well as provides a means of bringing risk issues to the attention of management. Responsibilities for risk management and compliance are distributed throughout various functional areas of the business, and the Enterprise Risk and Compliance Committee consists of representatives of our senior leadership team as well as leaders and other representatives from the enterprise risk organization, the enterprise compliance and ethics function, and subject matter experts from across the Company, such as our cybersecurity and technology team and legal team. The committee is co-led by our Executive Vice President and Chief Financial Officer and Executive Vice President and General Counsel. It regularly meets and reviews the Company’s activities in these areas. The Enterprise Risk and Compliance Committee drives the identification, prioritization, and mitigation efforts of the Company’s most significant risks, enables coordinated actions across the Company, and informs the Vice President, Risk Management & Chief Audit Executive’s (the “Chief Audit Executive”) report to the Audit Committee and the Chief Compliance Officer’s report to the Nominating and Corporate Governance Committee.

Historically, the Information Security and Privacy Council oversaw the strategic governance and prioritization of the Company’s information security (including cybersecurity), privacy and national security initiatives. The Information Security and Privacy Council was co-chaired by the Chief Security Officer and Chief Privacy Officer and consisted of representatives of management and subject matter experts from across the Company. Over the last year, such oversight responsibilities have been shifted to the Enterprise Risk and Compliance Committee and the Transformation and Chief Information & Digital Officer is now a member of the committee, while the Chief Security Officer and the Chief Privacy Officer serve in an advisory capacity.

Transformation and Chief Information & Digital Officer Oversees the Company’s Information Technology Systems, Digital Capabilities, and Cybersecurity Practices

As part of the effort to elevate the Company’s cybersecurity capabilities and to reinforce a security-first mindset throughout T-Mobile business and operation functions, a new position, the Transformation and Chief Information & Digital Officer under the direction of the Company’s Chief Executive Officer was created in 2023. The Transformation and Chief Information & Digital Officer is responsible for overseeing the Company’s information technology systems, digital capabilities, and cybersecurity practices. The Chief Security Officer, under the direction of the Transformation and Chief Information & Digital Officer, is responsible for overseeing the cybersecurity organization and promoting a security-centric culture throughout our business and operational functions. The Chief Security Officer also oversees the cybersecurity risk management function, which identifies cybersecurity threats, assesses cybersecurity risks and supports the Transformation and Chief Information & Digital Officer and the Company in managing such risks. The Transformation and Chief Information & Digital Officer and the Chief Security Officer have the expertise to provide insights into the nature of cybersecurity threats, the Company’s readiness, and actions taken to mitigate such risks.

Management Maintains a Corporate Responsibility Steering Committee

To help drive corporate responsibility outcomes across the business, we maintain a Corporate Responsibility Steering Committee that meets quarterly to discuss priority topics and initiatives. Comprised of a cross-functional group of executives, the committee is responsible for providing strategic direction for the Company’s corporate responsibility programs, initiatives and disclosure efforts, evaluating and approving enterprise-wide goals, and providing oversight and accountability to achieve goals and drive progress. The

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Corporate Governance

committee is co-chaired by our Executive Vice President, Chief Communications and Corporate Responsibility Officer and our Executive Vice President and Chief Financial Officer. Key initiatives overseen by the committee are communicated through updates to the Nominating and Corporate Governance Committee.

THE BOARD’S ROLE IN RISK OVERSIGHT

Selective Delegation of Risk Oversight to Committees

Our directors have deep experience and expertise in strategic planning and execution. Through regular and special Board meetings, the Board engages with management in discussions about the Company’s financial and operational performance, competitive landscape, strategic goals, operational objectives and challenges and regulatory developments.

While the full Board has overall responsibility for risk oversight, the Board has delegated risk oversight responsibility for certain risks to committees of the Board. On a regular basis, reports of all committee meetings are presented to the Board, and the Board periodically conducts deep dives on key enterprise risks.

Audit Committee

The Audit Committee has primary responsibility for overseeing the Company’s various risk assessment, risk management policies, and procedures and controls. The Audit Committee considers and discusses policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee also discusses the potential impact of the Company’s risk exposures on the Company’s business, financial results, operations and reputation.

To assist the Audit Committee with its risk assessment function, our Chief Audit Executive has a direct communication channel to the Audit Committee for purposes of reporting or discussing concerns and has regular meetings with the Audit Committee and/or its members. The Chief Audit Executive provides a quarterly enterprise-wide risk assessment (including risks relating to cybersecurity and privacy), annual fraud risk assessment, and SOX and Internal Audit reporting or assessments to the Audit Committee and updates the Audit Committee on significant issues raised by the Enterprise Risk and Compliance Committee. The Company’s General Counsel provides periodic reports to the Audit Committee on the Company’s significant litigation matters. The Chief Audit Executive also attends the Nominating and Corporate Governance Committee meetings for purposes of discussing any process or control matters related to topics covered at the Nominating and Corporate Governance Committee meetings.

As an integral part of the Company’s disclosure controls and procedures, the Audit Committee reviews enterprise risk assessments and fraud risk assessments, provides feedback to executive management and shares the risk assessments with the Board. The Audit Committee also has other responsibilities with respect to the Company’s financial and accounting compliance and complaint procedures, internal audit, SOX Compliance program and related person transactions, as more fully set out in its charter. Additionally, the Chief Compliance Officer also has a direct communication channel to the Audit Committee for purposes of discussing or reporting matters that could have a significant impact on the Company’s financial statements or may concern the integrity, adequacy, and effectiveness of the Company’s accounting and financial reporting processes and internal controls and external reporting policies and procedures.

CEO Selection Committee

The CEO Selection Committee oversees risks related to the selection, appointment, hiring, firing and recall from office of the Chief Executive Officer of the Company.

Compensation Committee

The Compensation Committee has certain responsibilities with respect to succession planning and the assessment of risk in connection with our compensation programs. The Compensation Committee periodically reviews with management an assessment of whether risks arising from the Company’s compensation policies and practices for all employees are reasonably likely to have a material adverse effect on the Company, as well as the means by which any potential risks may be mitigated, such as through governance and oversight and clawback policies. The Company designs the compensation programs to encourage appropriate risk-taking while discouraging behavior that may result in unnecessary or excessive business risk. In this regard, the following elements have been incorporated in our compensation programs for executive officers:

Use of multiple metrics in the annual incentive plan and use of both time-based and performance-based incentive awards for executive officers

Annual incentive award payouts capped at 200% of target

Performance-based long-term incentive awards capped at 200% of target

Emphasis on long-term and performance-based compensation

The Compensation Committee has discretion to reduce payouts of incentive awards, as appropriate

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Corporate Governance

Alignment of interests of our executive officers with the long-term interests of our stockholders through stock ownership guidelines that call for significant share ownership by our executive officers

Formal, SEC- and NASDAQ-compliant clawback policy applicable to both cash and equity compensation

Generally, long-term incentive awards vest ratably over three years or at the end of a three-year performance period

No excessive perquisites for executive officers

Based on an assessment conducted by management consultant Willis Towers Watson, which was presented to and discussed with the Compensation Committee, management concluded that our compensation policies and practices for all employees do not create risks that are reasonably likely to have a material adverse effect on the Company.

The Compensation Committee also oversees strategies, initiatives and programs related to human capital management, including with respect to employee diversity, equity, and inclusion, talent acquisition, retention, and development, employee engagement, pay equity and corporate culture. This includes any relevant risks identified related to these matters as well.

Executive Committee

The Executive Committee is available to review and provide guidance to senior management regarding the Company’s strategy, operating plans and operating performance. The Executive Committee also plays a role in helping the Board perform its risk oversight function by considering strategic operating goals, opportunities and risks.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee oversees Board process and corporate governance-related risks, management of compliance risks, risks related to our diversity, corporate social responsibility and sustainability practices, and risks related to the Company’s data privacy and information security programs, including cybersecurity.

Our Chief Communications and Corporate Responsibility Officer provides periodic reports to the Nominating and Corporate Governance Committee on the Company’s charitable spending and related policies and other environmental, sustainability, and corporate social responsibility matters. Our General Counsel provides periodic reports to the Nominating and Corporate Governance Committee on the Company’s political spending and related policies.

Our Chief Compliance Officer provides quarterly reports to the Nominating and Corporate Governance Committee on the Company’s compliance and ethics program, including enterprise compliance risk assessments and mitigation activities. The Chief Compliance Officer also has a direct communication channel to the Nominating and Corporate Governance Committee for purposes of reporting or discussing concerns relating to the Company’s compliance and ethics programs. As noted above, the Chief Compliance Officer also has a direct communication channel to the Audit Committee for purposes of discussing or reporting financial misconduct matters.

The Transformation and Chief Information & Digital Officer, Chief Security Officer and Chief Privacy Officer provide periodic reports to the Nominating and Corporate Governance Committee on the Company’s data privacy and information and infrastructure security programs, including cybersecurity. Our Chief Security Officer and Chief Compliance Officer, among other executives, also meet with the Nominating and Corporate Governance Committee to discuss any significant events when they arise. The Nominating and Corporate Governance Committee discusses with management the Company’s privacy and data security, including cybersecurity, risk exposures, policies, practices, including the steps management has taken to detect, monitor and control such risks, as well as trends in cybersecurity threats. The Nominating and Corporate Governance Committee seeks updates to facilitate proactive governance and to allow the Nominating and Corporate Governance Committee to address emerging cybersecurity issues with management. These discussions enable the Nominating and Corporate Governance Committee to be informed of the steps management is taking to detect, monitor and manage cybersecurity risks.

Transaction Committee

The Transaction Committee oversees risks related to strategic transactions involving the Company and its businesses.

Director Compensation

NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM

Our “non-employee directors”—directors who are not employees of the Company or officers or employees of Deutsche Telekom—are eligible to participate in the Company’s non-employee director compensation program, described below. The Compensation Committee periodically reviews the compensation of our non-employee directors. As part of the review, the Compensation Committee engages Mercer to assess our non-employee director compensation program in comparison to our peer group (see “Executive Compensation—Factors Considered in Determining Executive Compensation—Executive Compensation Peer Group” for

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Corporate Governance

more information on our peer group). Based on such assessment, the non-employee director compensation program is adjusted as appropriate to ensure alignment with market practices. The Compensation Committee approved an updated non-employee director compensation program effective as of June 13, 2024, which increased the annual cash retainer for Board service from $135,000 to $143,000 and increased the value of the annual award of time-based restricted stock units (“RSUs”) from $240,000 to $255,000.

KEY FEATURES OF OUR NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM

A larger allocation of total director compensation to equity-based compensation rather than cash compensation

All equity-based compensation is subject to a vesting period

Stock ownership guidelines of five times the non-employee director’s annual cash retainer for Board services

Elements of Non-Employee Director Compensation	Amount ($)

Annual cash retainer	143,000

Additional annual cash retainer for:

Lead Independent Director	55,000

Audit Committee Chair	60,000

Compensation Committee Chair	25,000

Nominating and Corporate Governance Committee Chair	20,000

Additional Retainer for Audit Committee Members (including the Audit Committee Chair)	15,000

National Security Director	75,000

Annual award of Restricted Stock Units	255,000

Additional cash amounts for each Board and committee meeting:

Board	3,000

Committee	2,000

The annual award of “RSUs” is made immediately after each annual meeting of stockholders. The RSUs vest on the one-year anniversary of the grant date or, for directors not standing for re-election, on the date of the next annual meeting of stockholders, subject to continued service as a non-employee director through the vesting date. In the event of a director’s termination of service prior to vesting, all RSUs are automatically forfeited. The RSUs immediately vest on the date of a change in control of the Company, subject to the applicable director’s continued service as a non-employee director through such date. Annual cash retainers and the annual RSU awards are prorated for any person who becomes a non-employee director and/or committee chair, or who otherwise becomes entitled to an additional annual cash retainer as described above, at any time of the year other than the date of the Company’s annual meeting of stockholders. Non-employee directors also receive reimbursement of expenses incurred in connection with their Board and committee services and are eligible to receive up to two handsets per year and up to 10 lines of U.S. service pursuant to the Board of Directors Phone Perquisite program.

OUR DIRECTORS ARE REQUIRED TO ACQUIRE AND MAINTAIN OWNERSHIP OF SHARES OF T-MOBILE

Under our stock ownership guidelines, each non-employee director is expected to acquire and maintain ownership of shares of common stock equal in value to five times his or her annual cash retainer for Board service measured as of September 30 of each year. Each non-employee director is expected to meet the ownership guidelines within the later of five years from (a) the date we adopted the policy and (b) the date on which he or she became a non-employee director, and is expected to retain at least 50% of the net shares of common stock acquired through equity awards until the ownership threshold is met.

∎ As of December 31, 2024, all then-serving non-employee directors were in compliance with our stock ownership guidelines.

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Corporate Governance

2024 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

During fiscal year 2024, the Company’s non-employee directors received the following compensation for their services:

Name	Fees Earned or Paid in Cash[1] ($)	Stock Awards[2] ($)	All Other Compensation[3] ($)	Total ($)

Marcelo Claure	168,308	322,766	28,162	519,236

Srikant M. Datar	293,308	322,766	29,200	645,274

James J. Kavanaugh	225,308	278,416	29,809	533,533

Letitia A. Long	273,308	322,766	114,208	710,282

Teresa A. Taylor	256,183	322,766	21,034	599,983

Kelvin R. Westbrook	228,308	322,766	23,949	575,023

1	Includes annual cash retainers and cash meeting fees earned in accordance with the non-employee director compensation program.
2

The value of stock awards is determined using the aggregate grant-date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation–Stock Compensation,” or ASC 718, excluding the effect of any estimated forfeitures. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by the directors. See Note 13 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for a summary of the assumptions we apply in calculating these amounts. As of December 31, 2024, each of Mses. Long and Taylor and Messrs. Claure, Datar, Kavanaugh and Westbrook held 1,457 unvested time-based RSUs.

3

Includes (i) phone perquisites under the Board of Directors Phone Perquisite program, (ii) personal travel expenses in connection with Board and committee meetings, and (iii) for Ms. Long, $70,250 in fees for her services in overseeing compliance with certain national security commitments.

Director Nomination, Selection and Qualifications

QUALIFICATIONS

T-Mobile understands that maintaining a wide variety of perspectives and viewpoints is a critical attribute of a well-functioning Board and a measure of sound corporate governance. T-Mobile follows its director selection guidelines as we strive to maintain a board composed of individuals with a mix of expertise, experience, skills and backgrounds to reflect the varied nature of the business environment in which we operate and the customers we serve.

Subject to Deutsche Telekom’s board designation rights, the Nominating and Corporate Governance Committee is responsible for identifying and evaluating director nominees and recommending to the Board a slate of nominees for election at each annual meeting of stockholders.

The Nominating and Corporate Governance Committee considers, among others, the following factors:

    Skills, expertise, professional experience, industry knowledge, and backgrounds that contribute to the range of perspectives on the Board

    Leadership qualities, public company board and committee experience and non-business-related activities and experience

    High standard of personal and professional ethics, integrity and values

    Training, experience and ability at making and overseeing policy in business, government and/or education sectors

    Willingness and ability to:

    keep an open mind when considering matters affecting interests of the Company and its constituents

    devote the required time and effort to effectively fulfill the duties and responsibilities related to Board and committee membership

    serve on the Board for multiple terms, if nominated and elected, to enable development of a deeper understanding of the Company’s business affairs

    Willingness to refrain from engaging in activities or interests that may create a conflict of interest with a director’s responsibilities and duties to the Company and its constituents

    Willingness to act in the best interests of the Company and its constituents and to objectively assess Board, committee and management performance

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Corporate Governance

Our director selection guidelines mandate that the skills and backgrounds collectively represented on the Board should reflect the broad nature of the business environment in which the Company operates and the customers it serves. In addition, according to our director selection guidelines, the Nominating and Corporate Governance Committee will include, and will require any outside consultant that it engages to include a broad pool from which the committee selects director candidates.

In connection with its general responsibility to monitor and advise the Board on the size, role, function and composition of the Board, the Nominating and Corporate Governance Committee will periodically consider whether the Board represents the overall mix of skills and characteristics described in the director selection guidelines, including the factors described above. Subject to Deutsche Telekom’s board designation rights, the selection process for director candidates is intended to be flexible, and the Nominating and Corporate Governance Committee, in the exercise of its discretion, may deviate from the selection process when particular circumstances warrant a different approach.

The table below summarizes the key qualifications, skills, and attributes most relevant to the decision to nominate candidates to serve on the Board. A mark indicates a specific area of focus or expertise on which the Board particularly relies. Not having a mark does not mean the director does not possess that qualification or skill. Our director nominees’ biographies describe each director’s background and relevant experience in more detail.

Director Nominee Qualifications, Skills and Attributes

Qualifications and Expertise

Cybersecurity Expertise			✓			✓	✓				✓

Executive Management Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Marketing & Sales	✓	✓	✓		✓	✓	✓			✓		✓	✓

Mergers & Acquisitions	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Technology & Innovation	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓

Industry & Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓

Corporate Responsibility Strategy and Management	✓	✓		✓	✓	✓	✓	✓		✓	✓	✓

Human Capital Management	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Government Affairs, Regulatory & Legal	✓	✓	✓		✓		✓		✓	✓	✓	✓	✓

Global and International Operations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Designation

Deutsche Telekom	✓	✓	✓		✓	✓	✓	✓	✓	✓

Nom & Gov				✓							✓		✓

T-Mobile CEO												✓

Tenure and Independence

Tenure	2023	2020	Nominee	2013	2013	2018	2023	2013	2013	2020	2021	2018	2013

Independence	No	Yes	Yes	Yes	No	No	Yes	No	No	No	Yes	No	Yes

Demographics

Age	48	54	58	71	62	60	58	62	59	60	66	55	61

Gender	M	M	M	M	M	M	M	M	M	F	F	M	F

Asian				✓

African American

Hispanic		✓

Asian and White								✓

White	✓		✓		✓	✓	✓		✓	✓	✓	✓	✓

*	Qualifies as an audit committee financial expert as defined by Item 407(d)(5) of Regulation S-K.

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Corporate Governance

NOMINATION PROCESS

In addition to candidates designated by Deutsche Telekom, the Nominating and Corporate Governance Committee may consider possible director candidates from a number of sources, including those recommended by stockholders, directors, or officers. In addition, the Nominating and Corporate Governance Committee may engage the services of outside consultants and search firms to identify potential director candidates.

A stockholder who wishes to suggest a director candidate for consideration by the Nominating and Corporate Governance Committee should submit the suggestion to the Chair of the Nominating and Corporate Governance Committee, care of our Corporate Secretary, at 3655 131st Avenue SE, Bellevue, Washington 98006, and include the candidate’s name, biographical data, relationship to the stockholder and other relevant information. The Nominating and Corporate Governance Committee may request additional information about the suggested candidate and the proposing stockholder. Subject to Deutsche Telekom’s board designation rights, the full Board will approve all final nominations after considering the recommendations of the Nominating and Corporate Governance Committee.

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Through our industry-leading, nationwide 5G network, we offer products and services that positively impact the lives of customers across the country by connecting people to social, educational, and economic opportunities and enabling businesses to implement innovative and sustainable technology solutions. That’s why our approach to corporate responsibility is guided by a simple yet bold aspiration to create a connected world where everyone can thrive.

That means responsibly operating our business to create long-term value for our stakeholders, while never losing sight of the opportunity to leverage our size, scale, and technology for positive change.

We actively manage and address a range of environmental, social, and governance matters — from providing access to connectivity and championing belonging and career development in our workforce, to managing our environmental footprint so we can continue to efficiently and sustainably grow our business.

Fundamental to this work is our ongoing commitment to responsible business practices that promote accountability, transparency, and ethical conduct.

■ 2024 CORPORATE RESPONSIBILITY HIGHLIGHTS ■

Social Impact

Since launching Project 10Million in 2020 to close the digital divide for underserved K-12 students, we have connected over 6.3 million students nationwide and provided over $7.3 billion in in-kind products and services through 2024.

Provided $1.1 billion in funding and in-kind products and services to support communities across the continental U.S. and Puerto Rico, inclusive of disaster relief, philanthropic giving, and digital connectivity support.

Responsible Business Practices

JUST Capital ranked T-Mobile #48 overall and #2 in the telecommunications industry on its 2025 Top 100 list of America’s most JUST Companies, in recognition of the company’s commitments and progress around responsible business practices, our people and our impact on the environment.

Continued to proactively test our systems to identify and address potential security issues by leveraging a range of tools and programs, including our Bug Bounty program, which provides payments to external security researchers, employees, and ethical hackers to put our services to the test and present their findings.

Published our annual Political Engagement and Transparency Reports.

Environmental Sustainability

First in U.S. wireless to set a science-based net-zero emissions goal for our entire carbon footprint, aiming to reach it by 2040. In 2024, we continued to make progress toward net-zero emissions by reducing total Scope 1, 2, and 3 emissions by approximately 33% since 2020.

Achieved a 3.4% reduction in energy consumption year-over-year due to ongoing efficiency efforts and network optimization work. This resulted in a 73% reduction in energy consumption (MWh) per petabyte (PB) of data traffic on our network since 2019, putting us on track to achieve our energy efficiency goal of a 95% reduction by 2030.

Continued to source 100% of our purchased electricity from renewable energy[1].

[1]

For our 100% renewable electricity commitment, please note that T-Mobile matches its own annual electrical usage with renewable energy from a portfolio of sources including: virtual power purchase agreements, a green direct program, renewable retail agreements, community solar agreements, and unbundled Renewable Energy Certificate purchases.

20	PROXY STATEMENT 2025 ■

Corporate Responsibility

Social – Investing in Our People and Communities

INVESTING IN OUR PEOPLE & CULTURE

The key to delivering the best customer experiences is to attract, engage, and retain the best people. Our employees are the heart and soul of our company, and when we invest in their success, it’s a win for our business, our customers, and our communities. That’s why we are all in when it comes to creating a customer-obsessed, results and growth oriented and inclusive culture that fosters the best ideas to drive real results for our business, customers and stockholders.

Our Workforce

We are committed to fostering a workplace where every employee feels encouraged and equipped to bring their unique talents, perspectives, and ideas to their role and is accountable for delivering results to drive our business and support our customers. We believe an inclusive workforce drives growth and profitability through innovation, better collaboration and by challenging the status quo.

We draw from large pools of talent to help find the most qualified people for every role through both external recruiting and internal career development opportunities that cast a wide net to find qualified candidates.

Compensation, Wellness and Benefits

To attract and retain the best people, we regularly evaluate our compensation and benefits offerings to ensure they are competitive, factoring in the latest market data and taking into account important aspects, like employee experience, geographic location, and more.

T-Mobile’s comprehensive benefits package is designed with holistic employee health in mind to support our employees through different stages of life and major life events, from building a family to retirement. Because every employee at T-Mobile plays a part in our success, we offer the same high-quality benefits to everyone, from our frontline to the most senior leaders at the company. Our benefits package includes:

Competitive medical, dental and vision benefits

Family-building and planning benefits designed to meet the wide range of needs for our employees

Annual stock grants to all full-time and part-time employees and a discounted Employee Stock Purchase Program

A 401(k) Savings Plan

Nationwide minimum pay of at least $20 per hour to all full-time and part-time employees

LiveMagenta: a custom-branded program for employee engagement and well-being, including free access to life coaches, financial coaches and tools for healthy living

Access to personal health advocates offering independent guidance

A generous paid time off program, including access to Paid Family Leave

Ten free mental health visits are offered to every employee, per topic each year

Tuition assistance for all full-time and part-time employees, including full tuition partnerships with multiple schools

A matching program for employee donations and volunteering

Employee Engagement, Career Development, and Learning

As our industry continues to change and new technologies are incorporated into how we do business, it’s critical we keep investing in a highly trained and adaptable workforce ready to meet the dynamic needs of our evolving business and industry. Core to this is our belief in providing careers, not just jobs, and offering a range of development opportunities that allow us to retain the best talent and empower employees to improve their skills and advance their careers at T-Mobile. We offer training, mentoring and career development opportunities to all employees and continue to hire and promote people based on their merit and business impact.

Our suite of development resources are easily accessible on our Magenta U site, our one-stop shop for all career development and learning tools. We recently launched a number of resources to encourage internal job movement and exposure to different parts of the business.

We continue to expand the learning and development offerings through our Employee Resource Groups (ERGs), which are open to every employee at T-Mobile. In the last two years, these groups have also run Immersive Experiences to provide deeper learning and development through professional networking opportunities, mentorship programming and community service.

■ PROXY STATEMENT 2025	21

Corporate Responsibility

DIGITAL EMPOWERMENT AND COMMUNITY INVESTMENT

Our products and services are integral to virtually every aspect of people’s lives in today’s highly connected digital world. That’s why we’re focused on providing our customers with the best network, best experience and best value. We are committed to using our transformational 5G network, resources and scale to connect more people in more places and invest in the communities where our customers and employees live and work.

CONNECTIVITY FOR GOOD

Access to Connectivity

Our aim is to enable a digital world where everyone can thrive. We remain relentlessly focused on expanding our industry leading 5G network to provide better coverage and faster speed — including in smaller markets and rural areas. At the same time, we remain committed to offering more affordable connectivity options.

Through Project 10Million, our flagship philanthropic program that was built to help close the digital divide in education, we offer eligible K-12 student families a free mobile hotspot and up to five years of free internet connectivity. For school districts Project 10Million also offers free and heavily subsidized data plans as well as access to affordable laptops and tablets. Since its launch in 2020, we’ve connected over 6.3 million students and provided over $7.3 billion in in-kind products and services.

In 2024, to keep up with the data needs of students, we enhanced Project 10Million by doubling the data for eligible participants to 200GB per year for five years, introduced a discounted data pass extension, and offered additional free data to schools with the greatest needs. We also partnered with the Boys & Girls Clubs of America, the nation’s leading after-school organization, to expand connectivity access to young learners in underserved regions.

Providing Critical Connectivity during Emergencies

Connectivity is crucial when disasters impact our customers and communities. T-Mobile’s Enterprise Business Continuity Program is designed to enable effective planning and preparation so that we can respond quickly and nimbly to a wide variety of events and prepare for high-volume network traffic. Thanks to our distributed model of warehouses around the country, we can quickly deploy our emergency management fleet, including satellite enabled vehicles, mobile command centers, Cells on Wheels (COWs) and Cells on Light Trucks (COLTs) to almost anywhere in the U.S. within 12 hours. During the 2024 Milton and Helene hurricanes and the 2025 Los Angeles wildfires, we also leveraged the new T-Mobile-Starlink direct-to-cell satellite network to deliver emergency alerts and support SMS messaging, providing a critical connectivity option to those impacted. In total, T-Mobile supported communities through dozens of emergency events and provided approximately $1.3 million worth of in-kind devices, services and other supplies to support disaster relief efforts in addition to ongoing network hardening efforts throughout 2024.

22	PROXY STATEMENT 2025 ■

Corporate Responsibility

On top of our ongoing community support work during natural disasters, emergencies, and events that elicit high network traffic, we are doubling down on efforts to support our nation’s first responders. In 2024, we unveiled T-Priority, a new solution built with first responders featuring the nation’s first network slice for first responders. The slice is built on our 5G Standalone network and is designed to meet the urgent need for reliable and resilient connectivity among the millions of first responders in the U.S.

Philanthropic Support

2024

88,000+	14,900+	$1.3M	$2.5M	$37.3M

Employee Volunteer Hours	Nonprofits Supported	Disaster Relief In-Kind Support	Employee Giving	Cash Giving by T-Mobile and the T-Mobile Foundation

We focus our philanthropic investments by supporting nonprofit organizations and empowering our people to make a positive impact in the communities where our employees and customers live and work. We strategically focus on issues most important to our business by investing in initiatives related to digital access and programs that empower our employees to give back to the causes they care most about. For example, through the T-Mobile Foundation Magenta Match program, we match employee donations 1:1 and donate $15 for every volunteer hour up to $2,000 per employee per calendar year. Through our Volun-T Grants Program, we offer employees the opportunity to apply for a volunteer-based grant in their local community. In 2024, our employees donated $2.5 million and volunteered over 88,000 hours in their communities.

Environment – Building a More Resilient Future

As our network expands to power more 5G innovation and rising data demands, we’re combining our passion for innovative thinking with measures to advance more sustainable business growth. From deploying energy-efficient network solutions to identifying cost-effective renewable energy projects, we are committed to making our business more resilient and our products and services more sustainable.

TAKING CLIMATE ACTION

We know that taking a proactive approach to managing climate-related impacts and reducing our environmental footprint drives value for our business. That’s why an important area of focus at T-Mobile is reducing emissions across our entire value chain. By making innovative changes to how we operate and harnessing the power of our 5G technology solutions, we can support more sustainable growth. To guide this work, we have set out to achieve net-zero emissions across our entire carbon footprint by 2040 — a U.S. wireless industry first.

Our net-zero goal has been validated by the Science Based Targets initiative using their Net-Zero Standard. As part of this goal, we have set two science-based emissions reduction targets:

Near-term target: Reduce absolute Scope 1, 2 and 3 GHG emissions by 55% by 2030 from a 2020 base year

Long-term target: Reduce absolute Scope 1, 2 and 3 GHG emissions by 90% by 2040 from a 2020 base year

Our goal is to abate our emissions to be as close to zero as possible and only use carbon offsets to address the remaining 10% or less of emissions. In 2024, we continued to make progress toward net-zero emissions and have reduced total Scope 1, 2, and 3 emissions by 33% since 2020.

■ PROXY STATEMENT 2025	23

Corporate Responsibility

We plan to continue to detail our progress to interested stakeholders through our annual sustainability reporting channels.

Sustainable Energy Management

Sustainable energy management is critical to managing rising energy costs and reducing our carbon footprint. Key areas of focus for our business include investing in energy efficiency measures to conserve energy where possible and diversifying our energy portfolio through renewable energy projects to account for the electricity we purchase.

We were the first and only U.S. wireless provider to achieve a goal to source renewable energy equivalent to 100% of our electricity usage by the end of 2021. In 2024, we continued to maintain this position through a range of projects that help insulate us from price fluctuations in the energy market. In 2024, our energy consumption decreased 3.4% year-over-year as we continued to optimize our network infrastructure and implement advanced technologies to improve energy efficiency. Through these efforts we continued to make progress on our energy efficiency goal to reduce energy consumption by 95% per petabyte of data traffic by 2030 (from a 2019 baseline) — achieving a cumulative reduction of 73% by the end of 2024.

Conserving Resources and Reducing Waste

Another important part of our efficiency and sustainability focus is reducing waste and conserving natural resources. We do this through a combination of recycling, resale and reuse initiatives for e-waste waste from our network and other information technology equipment from our facilities across the country. These initiatives can lead to cost savings for the business while also reducing our environmental impact.

We also empower our customers to reduce e-waste by offering options to bring in smartphones, tablets, smartwatches, hotspots or IoT items into select stores to be upcycled or recycled for free. In 2024, we processed approximately 11 million devices for reuse, resale, and recycling. Our suppliers and partners that repair and recycle these devices are required to be certified to the industry-leading R2 standard, which provides a common set of processes, safety measures, and documentation requirements.

Lastly, as our suppliers are a valuable extension of our business, we collaborate closely with them on opportunities to more sustainably and efficiently do business. We detail supplier expectations in our Responsible Sourcing Policy, including around sourcing and resource conservation. We also helped develop the CTIA Guidelines for Wireless Device and Accessory Packaging to provide guidance on mitigating the environmental impact from packaging for mobile wireless devices and accessories. These guidelines were released in 2020 and continue to be a point of engagement with our suppliers.

Governance – Doing it the Right Way

No matter how quickly or boldly we move, there is only one way we want to deliver — by doing things the right way — through ethical conduct and responsible business practices.

CORPORATE POLICIES AND TRAINING

T-Mobile’s Ethics & Compliance program is comprised of a range of policies, processes, training, controls, and other programs and practices that reinforce our “Do It the Right Way, Always” culture and the high-integrity conduct we expect of our employees and supply chain partners. Our Code of Business Conduct establishes expectations for our directors, officers and employees, including workplace conduct standards and legal guidelines that we expect them to follow when working on behalf of T-Mobile.

24	PROXY STATEMENT 2025 ■

Corporate Responsibility

Our Supplier Code of Conduct outlines expectations regarding ethical business practices for all T-Mobile suppliers. Even before suppliers are selected, a third-party risk management process screens for a range of risks, including anti-corruption, global sanctions, human rights, cybersecurity and environmental risks, among others.

To support our commitment to driving sustainability across our business, our Environmental Policy outlines key areas of focus and objectives, from tackling climate change to reducing waste and promoting the efficient use of natural resources.

The T-Mobile Human Rights Statement underscores our commitment to respecting human rights and the expectations for our employees and business partners, as well as the mechanisms to help identify and address any potential violations.

In our Code of Business Conduct, and through our Speak-Up Policy, we encourage our employees to report a concern, a possible violation of our policies, or to seek advice on how to implement the organization’s policies and practices for responsible business conduct. We provide employees with tools that enable them to speak up anonymously through our third-party Integrity Line (online or by phone), by emailing our ethics & compliance team, or contacting our Chief Compliance Officer or for financial concerns, the Chair of the Audit Committee directly. Our Speak-Up Policy prohibits retaliation against those who raise or report suspected misconduct or a potential violation of the law in good faith.

We take a continuous learning approach so that our employees have the knowledge and tools necessary to integrate the standards set forth in our policies into how we conduct our business every day. We offer training multiple times throughout the year and it is required of all employees and officers of the Company. This training covers topics such as data safety and privacy, anti-corruption, health and safety, harassment and discrimination, insider trading, and enables everyone to understand our expectations and commitment to ethical business practices.

DATA PRIVACY & CYBERSECURITY

Our business involves the receipt, storage, and transmission of confidential information about our customers, such as sensitive personal, account and payment card information, confidential information about our employees and suppliers, and other sensitive information about our Company, such as our business plans, transactions, financial information, and intellectual property. T-Mobile is committed to maintaining the trust of our customers, employees, partners, and the public by respecting the value of such confidential information, including that personal data entrusted to us and handling such information responsibly. See disclosures under “Corporate Governance at T-Mobile—Risk Oversight” on the management, Board and Board committees’ oversight of information security, including cybersecurity and privacy issues.

Data Privacy

We are committed to responsible data use, guided by legal obligations and industry best practices, such as those outlined in the CTIA Consumer Code of Conduct.

We equip our employees and key contractors with training and resources to support proper privacy and security practices. This training is supplemented by awareness work performed through our Security and Privacy Ambassador Network (“SPAN”), which is comprised of a team with privacy and security experiences embedded throughout the Company. SPAN is managed by T-Mobile’s privacy team and supported by other subject matter experts in the Company.

The Privacy Center on the T-Mobile website provides customers and employees tools to access T-Mobile’s Privacy Notices, understand how T-Mobile uses personal data, navigate the choices we offer for control of data use and sharing, and find resources and tips for online safety. T-Mobile’s Privacy Dashboard centralizes and simplifies privacy controls and choices available to our customers.

Cybersecurity

As the cybersecurity landscape evolves, T-Mobile continues to make multi-year investments in strengthening our cybersecurity program. This includes upgrades to our network and digital infrastructure, and working to improve our cybersecurity risk management, including technology, security protocols, monitoring and response operations, and compliance.

Cybersecurity risk management is a core component of the Company’s governance structure with teams partnering to manage governance, prevention, detection, and remediation activities. The company implements the National Institute of Standards and Technology’s Cybersecurity Framework (NIST CSF) as a guide to identify and assess risks. We conduct periodic assessments and collaborate with our enterprise risk management team to assess and manage risks. Our cybersecurity team also provides employee training focused on mitigating against human-driven vulnerabilities.

The Transformation and Chief Information & Digital Officer under the direction of the Company’s Chief Executive Officer is responsible for overseeing the Company’s information technology systems, digital capabilities, and cybersecurity practices. The Chief Security Officer, under the direction of the Transformation and Chief Information & Digital Officer, is responsible for overseeing the cybersecurity organization and promoting a security-centric culture throughout our business and operational functions. The Chief Security Officer is at the forefront of enhancing our cybersecurity program, including upgrading tools and capabilities as part of a broader, multi-year strategy to further enhance security measures. The Chief Security Officer oversees the cyber risk management function, which identifies threats, assesses risks and supports the Transformation and Chief Information & Digital Officer and the Company in managing such risks.

■ PROXY STATEMENT 2025	25

Corporate Responsibility

STOCKHOLDER ENGAGEMENT

T-Mobile is committed to fostering robust, frequent, consistent, and transparent communication with stockholders as part of our commitment to strong corporate governance. In September 2024, we hosted our second-ever Capital Markets Day, where our senior leadership team outlined plans for the Company’s continued growth leadership, value creation and share taking in wireless and broadband while growing new businesses. In addition, our senior leadership team engages extensively and regularly with stockholders through various avenues, including through one-on-one meetings, group meetings, and prominent industry conferences. Our investor relations team actively facilitates ongoing year-round robust dialogue in multiple ways with stockholders, including proactive post-earnings communications, ensuring a comprehensive exchange of insights and perspectives on a variety of topics, such as corporate strategy, business performance, financial results, and corporate responsibility matters. This approach allows us to maintain meaningful two-way dialogue that caters to the diverse interests and concerns of our broad investor base.

In 2024, we met with nearly all our top 50 active institutional stockholders and continue to engage on a regular basis with stockholders of all sizes. To ensure alignment between stockholder feedback and corporate decision-making, our investor relations team provides feedback to senior management and collaborates closely with our Corporate Secretary to relay pertinent investor insights to our Board. We recognize the importance of disseminating pertinent corporate responsibility information widely and have integrated such disclosures throughout our various reporting channels.

26	PROXY STATEMENT 2025 ■

2025 Director Nominees

The Board has nominated 13 nominees for election at the Annual Meeting to serve as directors for terms that would end at the 2026 annual meeting of stockholders. Other than Mr. Dannenfeldt, all nominees were elected at the 2024 annual meeting of stockholders. Committee memberships will be determined following the conclusion of the Annual Meeting. Mr. Westbrook will not stand for re-election at the Annual Meeting, and his Board service will end at the conclusion of the Annual Meeting. The Board would like to recognize Mr. Westbrook for his service and his contributions as a member of the Board. Committee memberships will be determined following the conclusion of the Annual Meeting.

Each nominee was nominated by the Board on the recommendation of the Nominating and Corporate Governance Committee. The Board has found each nominee to be qualified based on his or her qualifications, experience, attributes, skills and whether he or she meets the applicable independence standards. Each of the nominees has consented to stand for election and we do not anticipate any candidate will be unavailable to serve. In the event that any of the nominees should be unavailable for election as a result of an unexpected occurrence, shares may be voted for the election of such substitute nominee as the Board may nominate. In the alternative, if a vacancy remains, the Board may fill such vacancy at a later date or reduce the size of the Board, subject to certain requirements in our certificate of incorporation. The Board knows of no reason why any of the nominees would be unavailable or unable to serve.

Messrs. Höttges, Almeida, Claure, Dannenfeldt, Illek, Kavanaugh, Kübler, and Langheim, and Ms. Leroy were designated for nomination by Deutsche Telekom pursuant to its rights under our certificate of incorporation and the Stockholders’ Agreement. Mr. Datar and Mses. Taylor and Long were designated for nomination by the Nominating and Corporate Governance Committee.

REQUIRED VOTE

Under our bylaws, directors are elected by a plurality of the votes cast by stockholders entitled to vote on the election of directors at the Annual Meeting. Shares represented by executed proxies received by the Company will be voted, unless otherwise marked withheld, “FOR” the election of each of the nominees.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE NOMINEES LISTED BELOW

■ PROXY STATEMENT 2025	27

Proposal 1 Election of Directors

Director Since: 2023 Age: 48 Board Committees: Nominating and Corporate Governance

André Almeida

EXPERIENCED TELECOMMUNICATIONS EXECUTIVE

FORMER HEAD OF INVESTMENT AND PORTFOLIO MANAGEMENT OF DEUTSCHE TELEKOM AG

FORMER CHIEF MARKETING OFFICER OF TELEKOM DEUTSCHLAND

Biography:

Mr. Almeida is an experienced telecommunications executive with demonstrated success in the telecommunications and media industries with a focus in end to end and full profit and loss responsibility across the consumer and B2B segments. He served as Deutsche Telekom’s head of Investment and Portfolio Management from May 2021 to December 2024. Prior to that, he served as the European Head of Consumer and B2B Telco of Deutsche Telekom from September 2017 to May 2021, responsible for residential and B2B telco for 10 countries. From May 2020 to November 2020, he served as the Interim CEO of the European segment of Deutsche Telekom. Prior to that, from September 2013 to September 2017, he served as a Board Member for Residential Customers Portugal and International Operations at NOS SGPS, where he led the teams responsible for the residential customer segment (fixed network and mobile communications), product management, marketing and sales. From 2010 to 2013, he served as a Board member of International Operations, Strategy, Group Controlling and Corporate Finance at ZON Multimédia, one of Portugal’s largest companies. Prior to that, he served as a Board member in the residential segment of ZON Multimédia for three years. Prior to that, he also served in several leadership positions at Portugal Telecom where he became Vice President of Business Development and Pricing.

Mr. Almeida holds a Bachelor’s degree in Industrial Management Engineering from the Instituto Superior Técnico in Lisbon and a Master of Business Administration degree from Institut Européen d’Administration des Affaires.

Qualifications and Skills Supporting Election to the Board:

  Expertise in global telecommunications industry

  Core business, management and leadership skills

  Financial and consumer management experience

28	PROXY STATEMENT 2025 ■

Proposal 1 Election of Directors

Marcelo Claure

ENTREPRENEUR & INVESTOR

FORMER CHIEF EXECUTIVE OFFICER OF SOFTBANK INTERNATIONAL

Biography:

Mr. Claure is a global entrepreneur and investor, and Founder & CEO of Claure Group, a multi-billion-dollar global investment firm spanning multiple high growth sectors, including AI & technology, energy transition, fashion and entertainment, and sports.

Through his investment firm, Claure Group, Mr. Claure provides strategic capital and expertise to many of his portfolio companies’ and funds’ management teams, including SHEIN, the fastest growing on-demand fashion company globally, where he is Group Vice Chairman; Brightstar Capital Partners, a private investment firm focused on middle-market companies, where he is Co-Chairman; Bicycle Capital, Latin America’s leading growth equity fund; Open Opportunity Fund, a fund supporting Black and Hispanic tech founders in the US; and eB Capital, a Brazil-focused investment platform.

Additionally, Mr. Claure is the Co-Chair of Digital Data Design (D^3) Institute at Harvard Business School, an organization which focuses on shaping the future of business and society through digital and AI-driven business initiatives. Mr. Claure served as the Chief Executive Officer of SoftBank International and the Chief Operating Officer of SoftBank from May 2018 until January 2022. In addition, Mr. Claure served as a director of SoftBank from 2017 to 2020. He was also Executive Chairman of WeWork from October 2019 until January 2022. Previously, Mr. Claure served as Sprint’s President and Chief Executive Officer, serving as President from August 2014 until January 2018 and as Chief Executive Officer from August 2014 until May 2018. Mr. Claure was Executive Chairman of Sprint prior to the Sprint Combination and served on the Sprint board of directors. Prior to joining Sprint, Mr. Claure was Chief Executive Officer of Brightstar Corp., a company he founded in 1997 and grew from a small Miami-based distributor of mobile device accessories into a global business with more than $10 billion in gross revenue for the year ended 2013.

Mr. Claure received a B.S. in Economics and Finance and an honorary Doctorate of Commercial Science from Bentley University. He also received an honorary Doctorate of Laws from Babson College. He is also an Executive Fellow at Harvard Business School.

Qualifications and Skills Supporting Election to the Board:

  Former CEO and Executive Chairman of Sprint

  Expertise in telecommunications and technology industries

  Global communications and investment experience

Director Since: 2020

Age: 54

Other Public

Company Boards:

  SoftBank

  (2017 to November 2020)

  Sprint (2014 to April 2020)

  WeWork (2021 to February 2022)

Board Committees:

  CEO Selection

  Compensation

  Executive

  Transaction

■ PROXY STATEMENT 2025	29

Proposal 1 Election of Directors

Director Nominee Age: 58 Other Public Company Boards: Ceconomy AG Nokia Oyi

Thomas Dannenfeldt

CHAIRMAN, SUPERVISORY BOARD OF CECONOMY AG

DIRECTOR, NOKIA OYI

Biography:

Mr. Dannenfeldt currently serves as the Chairman of the Supervisory Board of Ceconomy AG, the largest European consumer electronic retailer, since February 2021. Additionally, since April 2020, he serves on the Board of Directors of Nokia Oyi (“Nokia”), one of the leading European telecommunications infrastructure providers. He is the Chairman of the Personnel Committee of the Board of Directors of Nokia.

Mr. Dannenfeldt previously served as the Chief Financial Officer of Deutsche Telekom, from January 2014 to December 2018. Prior to that, he was Finance Director of Telekom Deutschland from April 2010 to December 2013. Mr. Dannenfeldt started his career at Deutsche Telekom in 1992 and has more than 20 years of experience in various leadership roles in sales, marketing and finance in the national and international mobile and fixed line telecommunications business.

He also served on the Board of Directors of Virgin Mobile in the UK in 2003 and 2004, as well as the Chairman of the Board of Directors of EE Limited in 2014 and 2015.

He holds a Master’s degree in Mathematical Economics from the University of Trier, Germany.

Qualifications and Skills Supporting Election to the Board:

  Expertise in global telecommunications industry

  Expertise in strategy, business and finance

  Experience in accounting and internal controls

  Experience as a director, including as Chairman of personnel committee

  Experience in mergers and acquisitions

30	PROXY STATEMENT 2025 ■

Proposal 1 Election of Directors

Srikant M. Datar

GEORGE F. BAKER PROFESSOR OF ADMINISTRATION;

DEAN OF THE FACULTY OF THE GRADUATE SCHOOL OF BUSINESS ADMINISTRATION AT HARVARD UNIVERSITY

Biography:

Mr. Datar is the George F. Baker Professor of Administration and Dean of the Faculty of the Graduate School of Business Administration at Harvard University since January 2021. Mr. Datar is a Chartered Accountant and planner in industry, and has been a professor of accounting and business administration at Harvard since July 1996. He previously served as a professor at Stanford University and Carnegie Mellon University. Mr. Datar received gold medals upon his graduation from the Indian Institute of Management, Ahmedabad, and the Institute of Cost and Works Accountants of India.

Mr. Datar holds a Master’s degree in Statistics and Economics and a Ph.D. in Business from Stanford University.

Qualifications and Skills Supporting Election to the Board:

  Expertise in finance, accounting, governance and risk management

  Public company director and committee experience

  Academic and commercial perspective on complex issues

Director Since: 2013 Age: 71 Other Public Company Boards: Novartis AG (2003 to 2021) ICF International Inc. Stryker Corporation (2009 to 2024) Board Committees: Audit (Chair)

Timotheus Höttges

CHIEF EXECUTIVE OFFICER OF DEUTSCHE TELEKOM

Biography:

Since January 2014, Mr. Höttges has served as the Chief Executive Officer of Deutsche Telekom, our significant stockholder and a leading integrated telecommunications company. From March 2009 to December 2013, he served as Deutsche Telekom’s Chief Financial Officer and a member of the Board of Management. From December 2006 to March 2009, he was a member of the Board of Management responsible for the T-Home Unit (fixed network and broadband business, as well as integrated sales and service in Germany). From January 2003 to December 2006, Mr. Höttges headed European operations as a member of the Board of Management of T-Mobile International.

Mr. Höttges studied Business Administration at the University of Cologne.

Qualifications and Skills Supporting Election to the Board:

  Chief executive officer of major global communications company

   Core finance, business and leadership skills

Director Since: 2013

Age: 62

Other Public

Company Boards:

  Henkel AG & Co. KGaA

   (2018 to March 2022)

  BT Group plc

   (2016 to May 2020)

  Mercedes-Benz Group AG

Board Committees:

  CEO Selection (Chair)

  Executive (Chair)

■ PROXY STATEMENT 2025	31

Proposal 1 Election of Directors

Director Since: 2018 Age: 60 Board Committees: CEO Selection Compensation Executive Transaction

Christian P. Illek

CHIEF FINANCIAL OFFICER OF DEUTSCHE TELEKOM

Biography:

Since January 2019, Dr. Illek serves as the Chief Financial Officer of Deutsche Telekom, our significant stockholder and a leading European telecommunications company. Since April 2015, he has served as a Member of the Management Board of Deutsche Telekom: First as Chief Human Resources Officer (April 2015 to December 2018), then as Chief Financial Officer (January 2019 onwards).

Dr. Illek currently serves as Chairman of the Supervisory Board of Telekom Deutschland. From January 2019 to February 2024, he served as Chairman of the Supervisory Board of Deutsche Telekom Services Europe. Furthermore, he served as Chairman of the Supervisory Board of T-Systems International from November 2016 to June 2021. Dr. Illek was Chairman of the Management Board of Microsoft Germany from September 2012 to March 2015. From April 2010 to September 2012, he was Director of Marketing at Telekom Deutschland. In this position, he was responsible for all marketing activities for both consumers & business customers in Germany. He also was in charge of the Wholesale Center, the Value-Added Services Center, and international product development for Deutsche Telekom’s fixed network, IP TV, and business customer portfolio.

Before joining Deutsche Telekom, Dr. Illek held various managerial positions at Bain and at Dell, both in Germany and Switzerland.

Dr. Illek studied Chemistry and Business Administration in Düsseldorf and Munich.

Qualifications & Skills Supporting Election to the Board:

  Expertise in global telecommunications industry

▪ Expertise in business, cybersecurity, human resources, and finance

Director Since: 2023 Age: 58 Board Committees: Audit

James J. Kavanaugh

CHIEF FINANCIAL OFFICER, INTERNATIONAL BUSINESS MACHINES CORPORATION

Biography:

Mr. Kavanaugh has been the chief financial officer of International Business Machines Corporation (“IBM”) since January 2018, overseeing accounting and controllership, financial planning and analysis, tax, internal audit, investor relations, corporate strategy, corporate development and treasury of the company’s worldwide financial operations. Prior to that, he was senior vice president, Transformation & Operations, where he was responsible for redesigning IBM’s operating model to align with fundamental market shifts and driving new ways of working while incorporating speed and agility throughout the enterprise. In his current role as the CFO at IBM, Mr. Kavanaugh continues to oversee Transformation & Operations, including the Chief Information Office, as well as the company’s Global Chief Data Office, Enterprise Operations & Services and Real Estate Operations. Mr. Kavanaugh first joined IBM in 1996 from AT&T Corporation, where he was the chief financial officer, Americas Global Services. He earned his Master of Business Administration degree from The Ohio State University.

Qualifications and Skills Supporting Election to the Board:

  Complex financial management experience

32	PROXY STATEMENT 2025 ■

Proposal 1 Election of Directors

Raphael Kübler

SENIOR VICE PRESIDENT OF THE CORPORATE OPERATING OFFICE OF DEUTSCHE TELEKOM

Biography:

In January 2014, Mr. Kübler assumed the position of Senior Vice President of the Corporate Operating Office of Deutsche Telekom, our significant stockholder and a leading integrated telecommunications company, and he reports directly to the Chief Executive Officer of Deutsche Telekom. From July 2009 to December 2013, Mr. Kübler served as Senior Vice President Group Controlling at Deutsche Telekom. In this position, he was responsible for the financial planning, analysis and steering of the overall Deutsche Telekom Group as well as the financial management of central headquarters and shared services. From November 2003 to June 2009, Mr. Kübler served as Chief Financial Officer of T-Mobile Deutschland GmbH, the mobile operations of Deutsche Telekom in Germany, now known as Telekom Deutschland GmbH (a wholly owned subsidiary of Deutsche Telekom).

Mr. Kübler studied Business Administration at H.E.C. in Paris and the Universities of Bonn and Cologne. He holds a doctoral degree from the University of Cologne.

Qualifications and Skills Supporting Election to the Board:

  Expertise in global telecommunications industry

  Core business, management and leadership skills

  Complex financial management experience

Director Since: 2013 Age: 62 Other Public Company Boards: BT Group Ströer Management SE (2018-2022) Board Committees: Compensation Executive Nominating and Corporate Governance

■ PROXY STATEMENT 2025	33

Proposal 1 Election of Directors

Director Since: 2013 Age: 59 Board Committees: CEO Selection Executive Transaction (Chair)

Thorsten Langheim

MEMBER OF THE DEUTSCHE TELEKOM AG BOARD OF MANAGEMENT, USA AND GROUP DEVELOPMENT

Biography:

Mr. Langheim joined the Board of Management of Deutsche Telekom, our significant stockholder and a leading integrated telecommunications company, on January 1, 2019, where he is responsible for the “USA and Group Development” Board department, overseeing Deutsche Telekom’s U.S. business as well as corporate development, portfolio strategy and group M&A activities. This includes overseeing Deutsche Telekom’s 12% stake in BT Group as well as the management of Deutsche Telekom’s subsidiary Deutsche Funkturm. In addition, Mr. Langheim also serves as the Chairman and Co-founder of Deutsche Telekom Capital Partners, where he is responsible for the venture capital and private equity activities of Deutsche Telekom.

Prior to that, from 2009 to December 2018, he first served as Senior Vice President of Corporate Development and then as Executive Vice President Group Development at Deutsche Telekom. Prior to his roles at Deutsche Telekom, Mr. Langheim was Managing Director at the Private Equity Group of The Blackstone Group, an asset management and financial services company, from May 2004 to June 2009, primarily focusing on private equity investments in Germany. Before that, Mr. Langheim was Investment Banker and Vice President European M&A at J.P. Morgan in London and Assistant Director at WestLB in Düsseldorf between 1995 and 2004.

Mr. Langheim is a member of the Supervisory Board of Deutsche Sporthilfe and FC Bayern München AG as well as Chairman of Deutsche Funkturm.

Mr. Langheim holds a Master of Science degree in International Securities, Investment and Banking from the ISMA Centre for Education and Research at the University of Reading (United Kingdom) and a Bachelor’s degree (Hons) in European Finance and Accounting from the University of Bremen (Germany) and Leeds Business School (United Kingdom).

Qualifications and Skills Supporting Election to the Board:

  Expertise in global telecommunications industry

  Experience overseeing telecommunications and technology investments

  Corporate strategy and M&A experience

34	PROXY STATEMENT 2025 ■

Proposal 1 Election of Directors

Dominique Leroy

MEMBER OF THE DEUTSCHE TELEKOM AG BOARD OF MANAGEMENT, EUROPE

Biography:

Ms. Leroy has served as a member of the Board of Management of Deutsche Telekom since November 2020. Prior to that, from November 2019 to November 2020, she served as an independent advisor at Bain & Company. In 2011, she joined Proximus (formerly Belgacom) where she quickly became Head of the Consumer Market and held the position of CEO from January 2014 to September 2019. As the CEO of Proximus, she managed to turn around the company with a continuous growth phase and a strong customer experience focus. Ms. Leroy started her career at Unilever where her last position was Managing Director for Belgium and Luxembourg.

Ms. Leroy currently serves as a director at Compagnie de Saint Gobain and Hellenic Telecommunications Organization (“OTE”). She has also been a Board Member at Royal Ahold Delhaize, Lotus Bakeries, Proximus, and BICS. Ms. Leroy holds a Master’s degree in Commercial Engineering and Management from the Solvay Business School in Brussels.

Qualifications and Skills Supporting Election to the Board:

  Over 30 years of experience in consumer goods and telecommunication sector

  More than 10 years of board experience

Director Since: 2020

Age: 60

Other Public

Company Boards:

   Hellenic Telecommunications

  Organization (OTE)

   Compagnie de Saint-Gobain S.A.

   Koninklijke Ahold Delhaize N.V.,

  commonly known as Royal Ahold

  Delhaize (2016 to 2021)

   Proximus (2014 to 2019)

Board Committees:

   Nominating and Corporate

  Governance

Letitia A. Long

MEMBER, VIRGINIA TECH BOARD OF VISITORS; CHAIR, BOARD OF THE INTELLIGENCE & NATIONAL SECURITY ALLIANCE

Biography:

Ms. Long currently serves on the Virginia Tech Board of Visitors and is the Chair of the Board of the Intelligence & National Security Alliance. Ms. Long previously served on the board of directors of Urthecast Corporation from 2015 to 2018, the board of directors of Raytheon Company from 2015 to 2020, and the board of directors of Sonatype from 2017 to 2019. Additionally, she was the Deputy Director of Naval Intelligence for the Department of Defense from 2000 to 2003, the Deputy Undersecretary of Defense Intelligence (Planning, Policy & Resources) from 2003 to 2006, the Deputy Director of the Defense Intelligence Agency from 2006 to 2010, and the Director of the National Geospatial-Intelligence Agency from 2010 to 2014.

Ms. Long received her Bachelor of Science in Electrical Engineering from Virginia Polytechnic Institute and State University and her Master of Science in Engineering from The Catholic University of America.

Qualifications and Skills Supporting Election to the Board:

  Leadership in the intelligence community

  Expertise on national security issues impacting the telecommunications industry

  Expertise on cybersecurity

Director Since: 2021

Age: 66

Other Public

Company Boards:

   Parsons Corporation

   COPT Defense Properties

   Chain Bridge I (2021 to

  December 2023)

Board Committees:

   Nominating and Corporate

   Governance Committee

■ PROXY STATEMENT 2025	35

Proposal 1 Election of Directors

Director Since: 2018 Age: 55 Other Public Company Boards: Shaw Communications (2018 to April 2023) Starbucks Corporation Board Committees: Executive Transaction

G. Michael (Mike) Sievert

PRESIDENT AND CHIEF EXECUTIVE OFFICER OF T-MOBILE US, INC.

Biography:

Mr. Sievert serves as our President and Chief Executive Officer. Mr. Sievert served as our Chief Operating Officer from February 2015 to June 2018 and our President and Chief Operating Officer from June 2018 to April 2020. From April 2013 to February 2015, he served as our Executive Vice President and Chief Marketing Officer, and from November 2012 to April 2013, Mr. Sievert was Executive Vice President and Chief Marketing Officer of T-Mobile USA.

Prior to joining T-Mobile USA, Mr. Sievert was an entrepreneur and investor involved with several Seattle-area start-up companies. From April 2009 to June 2011, he was Chief Commercial Officer at Clearwire Corporation, a broadband communications provider, responsible for all customer-facing operations. From February 2008 to January 2009, Mr. Sievert was co-founder and Chief Executive Officer of Switchbox Labs, Inc., a consumer technologies developer, leading up to its sale to Lenovo. He also served from January 2005 to February 2008 as Corporate Vice President of the worldwide Windows group at Microsoft Corporation, responsible for global product management and P&L performance for that unit. Prior to Microsoft, he served as Executive Vice President and Chief Marketing Officer at AT&T Wireless for three years. He also served as Chief Sales and Marketing Officer at E*TRADE Financial and began his career with management positions at Procter & Gamble and IBM. He has served on the boards of Rogers Wireless Communications in Canada, Switch & Data Corporation, and a number of technology start-ups.

Mr. Sievert holds a Bachelor’s degree in Economics from the Wharton School at the University of Pennsylvania.

Qualifications and Skills Supporting Election to the Board:

  President and Chief Executive Officer of T-Mobile

  Expertise in telecommunications and technology industries

Director Since: 2013

Age: 61

Lead Independent

Director

Other Public

Company Boards:

  Black Hills Corporation

  First Interstate

BancSystem, Inc.

(2012 to 2020)

Board Committees:

  Audit

  CEO Selection

  Nominating and Corporate

Governance (Chair)

Teresa A. Taylor

CHIEF EXECUTIVE OFFICER OF BLUE VALLEY ADVISORS, LLC

Biography:

Since April 2011, Ms. Taylor has served as Chief Executive Officer of Blue Valley Advisors, LLC, an advisory firm. Ms. Taylor served as Chief Operating Officer of Qwest Communications, Inc., a telecommunications carrier, from August 2009 to April 2011. She served as Qwest’s Executive Vice President, Business Markets Group, from January 2008 to April 2009 and served as its Executive Vice President and Chief Administrative Officer from December 2005 to January 2008. Ms. Taylor served in various positions with Qwest and the former US West beginning in 1987. During her 24-year tenure with Qwest and US West, she held various leadership positions and was responsible for strategic planning and execution, sales, marketing, product, network, information technology, human resources and corporate communications.

Ms. Taylor holds a Bachelor of Science degree from the University of Wisconsin-LaCrosse.

Qualifications and Skills Supporting Election to the Board:

  Expertise in technology, media and telecommunications industries

   Expertise in strategic planning and execution, technology development, human resources, labor relations and corporate communications

  Public company director and committee experience

36	PROXY STATEMENT 2025 ■

The following sets forth information regarding the executive officers of the Company. Biographical information pertaining to Mr. Sievert, who is both an executive officer and a director of the Company, can be found in the Section titled “Proposal 1—Election of Directors.”

Name	Age	Position

G. Michael Sievert	55	President and Chief Executive Officer

Peter Osvaldik	47	Executive Vice President and Chief Financial Officer

Néstor Cano	61	Executive Vice President, Transformation and Chief Information and Digital Officer

Ulf Ewaldsson	59	President, Technology

Callie R. Field	46	President, Business Group

Jonathan A. Freier	49	President, Consumer Group

Srinivasan Gopalan	54	Chief Operating Officer

Michael J. Katz	46	President, Marketing, Strategy and Products

Deeanne King	58	Executive Vice President and Chief People Officer

Mark W. Nelson	57	Executive Vice President and General Counsel

PETER OSVALDIK

Mr. Osvaldik has served as our Executive Vice President and Chief Financial Officer since July 2020, and is responsible for leading the financial, procurement and supply chain functions of the Company. From June 2016 to June 2020, he served as our Chief Accounting Officer and Senior Vice President of Finance. From January 2016 to June 2016, Mr. Osvaldik served as our Vice President, External Reporting & Technical Accounting. Prior to joining T-Mobile, from May 2014 to December 2015, he served as Chief Accounting Officer at Outerwall Inc. (formerly Coinstar, Inc.), a provider of automated retail solutions, including movie and video game rental kiosks as well as coin cashing machines. From November 2010 to May 2014, he served in various capacities at Outerwall Inc. including as Corporate Controller and as Controller, Coinstar LOB. Prior to that, Mr. Osvaldik was a Senior Manager at PricewaterhouseCoopers LLP, a national public accounting firm. Mr. Osvaldik holds Bachelor’s degrees in Accounting and Biochemistry from Western Washington University.

NÉSTOR CANO

Mr. Cano has served as our Executive Vice President, Transformation and Chief Information and Digital Officer since June 2023. Mr. Cano is responsible for the Company’s information technology teams and delivery of stable, secure, IT infrastructure to run our non-network operations. From April 2020 to June 2023, Mr. Cano served as our Executive Vice President, Integration and Transformation & Strategic Advisor to our CEO. Prior to that, he served as chief operating officer at Sprint where he drove expense reductions and strengthened processes to improve the business. He led several areas of the company, including omnichannel operations, information technology, analytics and omnichannel delivery platforms, digital architecture and delivery, customer management, customer experience, leasing, and the product and supply chain. Mr. Cano also led the company’s transformation office. Prior to joining Sprint, Mr. Cano was president of European operations at Tech Data, one of the world’s largest distributors of IT products and services. He held numerous leadership roles where he re-engineered processes and controls to drive the best-ever profit in the company’s European operations. Before joining Tech Data, Mr. Cano held positions with technology companies in Spain, including Tronik and CCR Informatica. Mr. Cano studied industrial engineering at Barcelona Polytechnic University, attended the Executive Distribution Academy by INSEAD Business School in Fontainebleau, France, and also completed his post-graduate degree in executive management at IESE Business School in Barcelona, Spain.

■ PROXY STATEMENT 2025	37

Executive Officers

ULF EWALDSSON

Mr. Ewaldsson has served as our President, Technology since April 2023. Prior to that, Mr. Ewaldsson served as our Executive Vice President & Chief Network Officer from October 2021 to April 2023, our Senior Vice President & Chief Network Officer from April 2020 to October 2021, and our Senior Vice President of Technology Transformation from January 2019 to April 2020. Previously, he held several leadership positions at Telefonaktiebolaget LM Ericsson, including Chief Technology Officer, Chief Strategy Officer, head of radio business and head of business area digital services. Mr. Ewaldsson has been instrumental in helping to create some of the most innovative mobile communication products, such as multi-standard RBS, antenna-integrated radio units, femto base stations and NB-IoT. Mr. Ewaldsson was also instrumental in the creation and development of the 5G standard as CTO of Ericsson. Mr. Ewaldsson is currently a member of the Royal Swedish Academy of Engineering Sciences, and Chairman of the Board of Governors at 5G Americas. He is also currently a member of the board of trustees of the National Nordic Museum in Seattle, and a director at Corporate Fiber AB. He previously served as a member of the board of directors of Swedish Royal Institute of Technology (Chair) in Stockholm, ASSA-ABLOY AB, Digital Demo Stockholm, Telecom Management Forum and the Lund University. Mr. Ewaldsson received a Master of Science in Engineering and Business Management from Linköping Technical University. He also attended executive training at Columbia University in New York.

CALLIE R. FIELD

Ms. Field serves as our President, Business Group, leading our T-Mobile for Business team responsible for envisioning a 5G future for business and government customers. Prior to that, she served as our Executive Vice President and Chief Customer Experience Officer, leading the customer care and digital teams to deliver legendary customer experiences. Ms. Field began her career at T-Mobile in 2004 and has since taken on a variety of leadership roles across the company. Her deep sales expertise and obsession with customer experience, coupled with her exceptional track record leading award-winning sales and care organizations, uniquely position her to inspire best-in-class customer experiences for T-Mobile’s business and government customers. Ms. Field holds a Bachelor’s degree in literary studies from Bard College at Simon’s Rock and a Juris Doctor and a Master of Business Administration from Texas Tech University.

JONATHAN A. FREIER

Mr. Freier serves as our President, Consumer Group, leading consumer-facing brands and operations for both postpaid and prepaid customer segments. He is responsible for teams leading consumer strategy and experience, consumer marketing, consumer operations, go-to-market planning, branded retail and customer services, and the portfolio of independently owned and operated sales and distribution channels. Mr. Freier has over 25 years of experience in the telecommunications industry. Starting on the frontline with Western Wireless, T-Mobile’s predecessor company, Mr. Freier launched his wireless career in Lubbock, Texas in 1994 when the company had fewer than 75,000 total customers. With a concentration in rural, unserved markets throughout the Western United States, Western Wireless created VoiceStream in 1996, spun off VoiceStream in 1999, and then became T-Mobile in 2001. Mr. Freier holds a Bachelor of Science in organizational management from Lubbock Christian University and a Master of Science in organizational leadership from Colorado State University.

SRINIVASAN GOPALAN

Mr. Gopalan has served as our Chief Operating Officer since March 2025, bringing extensive experience in technology, telecommunications and business operations, and a proven track record of operational excellence, digital transformation and customer-centric strategies. From August 2022 to February 2025, he served as a member of the Company’s Board of Directors. From October 2020 to February 2025, he served as the Managing Director of Telekom Deutschland GmbH. There, he doubled the company’s growth rate, scaled fiber to connect millions of homes, and achieved record mobile market share. From January 2017 to October 2020, he served as a member of the Board of Management of Deutsche Telekom, responsible for the Europe segment. Prior to Deutsche Telekom, Mr. Gopalan held top roles at Bharti Airtel, Capital One, and Vodafone, where he spearheaded growth strategies that positioned those businesses as leaders in highly competitive industries, including using data and digital strategies to provide impactful solutions for consumers. Mr. Gopalan studied business administration at St. Stephen’s College in New Delhi and earned his Master of Business Administration at Indian Institute of Management in Ahmedabad, India.

MICHAEL J. KATZ

Mr. Katz has served as our President, Marketing, Strategy and Products since October 2023, leading the Marketing, Product, Strategy, T-Ads, and Wholesale teams. Mr. Katz’s organization is a strategic partner and advisor to all lines of business and touch every facet of the business. Previously, he served as our President, Marketing Innovation and Experience, responsible for everything from brand strategy and insights to digital experiences and marketing, to media, commercial, sponsorships, events, offers, promotions and customer acquisition and management. Prior to that, from June 2022 to December 2022, he served as our Chief Marketing Officer. Prior to that, he served as our President, Business Group, leading all marketing, sales, operations, IoT, and business

38	PROXY STATEMENT 2025 ■

Executive Officers

development for the organization, as well as for T-Mobile’s wholesale and wireline businesses. Mr. Katz started his T-Mobile career over 20 years ago working in the third-party distribution and sales organization. There, he helped launch and build distribution networks in some of the Company’s biggest markets, including Denver and Chicago. Before his current role, he worked across an array of T-Mobile teams, including marketing, corporate strategy, and sales. In 2017, Mr. Katz was recognized as one of Puget Sound Business Journal’s top 40 business leaders under 40 in the Seattle area. Mr. Katz holds a Bachelor’s degree in sociology from Colorado State University.

DEEANNE KING

Ms. King serves as our Executive Vice President and Chief People Officer. Ms. King is responsible for leading the human resources function that supports our employees across the country. Over the past 30+ years, Ms. King has held a wide variety of executive positions across nearly all functions at Sprint, including, most recently, the role of Chief Human Resources Officer and Chief Diversity Officer. Ms. King held that position from August 2018 to April 2020, encompassing leadership of all human resources operations and diversity and inclusion programs. From August 2017 to August 2018, she served as Senior Vice President, Omni-Channel Operations, Customer Experience and Fraud Operations. Prior to that, from October 2014 through August 2017 she served as Vice President, Omni-Channel Operations and Customer Experience. Ms. King received a Bachelor of Business Administration in Computer Information Systems degree from Baylor University in 1989, and completed the Strategic Business Leadership Series program from Georgetown University in 2007 and the Executive Leadership Program in 2012 from Duke University.

MARK W. NELSON

Mr. Nelson has served as our Executive Vice President and General Counsel since October 2021. He oversees the Company’s legal and government affairs. Prior to joining T-Mobile, Mr. Nelson practiced law for more than 25 years at Cleary Gottlieb Steen & Hamilton LLP, where he worked on a broad range of complex matters involving mergers and antitrust counseling, civil and criminal litigation, and regulatory proceedings before federal and state government agencies. Mr. Nelson has earned distinction as one of the nation’s leading antitrust lawyers and litigators from numerous publications, including Chambers, American Lawyer, Benchmark Litigation, and Legal 500. Mr. Nelson received a Bachelor of Science degree from Cornell University and a Juris Doctor from Harvard Law School.

■ PROXY STATEMENT 2025	39

The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Although ratification of the appointment of Deloitte by our stockholders is not required, the Board is submitting the appointment of Deloitte to our stockholders for ratification as a matter of good corporate governance.

We expect representatives of Deloitte to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions by stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025

Required Vote

The affirmative vote of a majority of the votes cast by stockholders entitled to vote on the proposal is required to approve this proposal. If the stockholders do not ratify the appointment of Deloitte, the Audit Committee will reconsider the appointment but is under no obligation to appoint a different independent registered public accounting firm.

40	PROXY STATEMENT 2025 ■

Proposal 2 Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm

for Fiscal Year 2025

Pre-Approval Process

The Audit Committee is responsible for reviewing and, if appropriate, pre-approving all audit, audit-related and non-audit services to be performed by our independent registered public accounting firm. The Audit Committee charter authorizes the Audit Committee to establish a policy and related procedures regarding the pre-approval of audit, audit-related and non-audit services to be performed by our independent registered public accounting firm.

The Audit Committee has delegated its pre-approval authority to the Chair of the Audit Committee, who is authorized to pre-approve services to be performed by our independent registered public accounting firm and the compensation to be paid for such services if it is impracticable to delay the review and approval of such services and compensation until the next regularly scheduled meeting of the Audit Committee; provided that, in such case, the Chair shall provide a report to the Audit Committee at its next regularly scheduled meeting of any services and compensation approved by the Chair pursuant to the delegated authority.

Deloitte & Touche LLP Fees and Services

Deloitte billed T-Mobile the following fees for services rendered during fiscal years 2024 and 2023, which were approved in conformity with the Audit Committee’s pre-approval process, as described above under “Pre-Approval Process”:

	2024 ($)	2023 ($)

Audit Fees[1]	32,242,000	36,492,000

Audit-Related Fees[2]	275,000	660,000

Tax Fees[3]	71,000	65,000

All Other Fees[4]	181,000	8,000

Total Fees	32,769,000	37,225,000

1

Audit Fees relate to professional services rendered in connection with the audit of the Company’s annual financial statements and internal control over financial reporting, quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and audit services provided in connection with other statutory and regulatory filings.

2

Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under Audit Fees. This category includes fees related to audit and attest services, including those related to acquisition or disposals, those not required by statute or regulations, and consultations concerning financial accounting and reporting standards.

3	Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance.
4	All Other Fees consist of fees for permitted services other than those that meet the criteria above and include fees associated with a cost segregation study and research subscriptions.

Audit Committee Report

In the performance of its oversight responsibilities, the Audit Committee (i) reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements for the fiscal year ended December 31, 2024, (ii) discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, (iii) received the written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee regarding independence, and (iv) discussed with the Company’s independent registered public accounting firm any relationships that may impact its objectivity and independence and satisfied itself as to the firm’s independence.

Company management is responsible for the assessment and determination of risks associated with the Company’s business, financial reporting, operations and contractual obligations. The Audit Committee, together with the Board of Directors, is responsible for overseeing the Company’s management of risks. As part of its responsibilities for overseeing the Company’s management of risks, the Audit Committee has reviewed and discussed the Company’s enterprise-wide risk assessment, and the Company’s policies with respect to risk assessment and risk management, including discussions of individual risk areas as well as an annual summary of the overall process.

The Audit Committee has discussed with the Company’s Internal Audit Department and its independent registered public accounting firm the overall scope of and plans for their respective audits. The Audit Committee regularly meets with the head of the Company’s Internal Audit Department and representatives of the independent registered public accounting firm, in regular and executive sessions, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

■ PROXY STATEMENT 2025	41

Proposal 2 Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm

for Fiscal Year 2025

Management is responsible for the Company’s financial reporting process, including establishing and maintaining adequate internal control over financial reporting and the preparation of the Company’s financial statements. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles. The Company’s independent registered public accounting firm also is responsible for performing an independent audit of the effectiveness of the Company’s internal control over financial reporting and issuing a report thereon. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the Company’s independent registered public accounting firm. Based on the review and discussion and the representations made by management and the Company’s independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The Audit Committee:

Srikant M. Datar, Ph.D., Chairman

James J. Kavanaugh

Teresa A. Taylor

The material contained in this Audit Committee Report does not constitute soliciting material, is not deemed filed with the SEC, and is not incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made on, before, or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

42	PROXY STATEMENT 2025 ■

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes our 2024 executive compensation program for the following executive officers who served in the positions set forth below during 2024 (collectively, the “Named Executive Officers”):

∎ G. Michael Sievert	∎ Peter Osvaldik	∎ Mark W. Nelson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer	Executive Vice President and General Counsel

∎ Michael J. Katz	∎ Jonathan A. Freier	∎ Callie R. Field
President, Marketing, Strategy & Products	President, Consumer Group	President, Business Group

Executive Compensation Program

Our executive compensation program is aligned with our business strategy and is designed to attract, motivate and retain top talent, reward short-term and long-term business results and exceptional performance, and maximize stockholder value. Our program is competitive in the marketplace and highly incentive-based, with Company performance determining a significant portion of total compensation.

■ PROXY STATEMENT 2025	43

Executive Compensation

KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM

WHAT WE DO

Emphasis on pay for performance

Independent compensation consultant

Executive and director stock ownership guidelines

Clawback policy covering incentive payments

Use of multiple performance measures and caps on potential incentive payments

Substantial majority of target total compensation is variable

Use of executive compensation statements (“tally sheets”)

Annual risk assessment of compensation programs

WHAT WE DON’T DO

No excise tax gross ups

No guaranteed bonuses

No plans that encourage excessive risk taking

No single-trigger payments or vesting of equity awards upon a change in control

No significant perquisites

No dividends paid on unearned or unvested equity awards

No hedging, short sales, or pledging of stock

GOALS OF COMPENSATION PROGRAM

What We Pay and Why: Goals and Elements of Compensation

Emphasis on pay for performance	Attract, retain, and motivate talented and experienced executives within the highly competitive and dynamic wireless communications industry	Recognize and reward executives whose skills and performance are critical to our success	Align interests of our executives with our stockholders	Encourage appropriate levels of risk taking

ELEMENTS OF TOTAL DIRECT COMPENSATION

Summary of Named Executive Officer Average Target Compensation as of December 31, 2024

To promote a performance-based culture that further aligns the interests of management and stockholders, in 2024, our executive compensation program focused extensively on variable, performance-based compensation, with approximately 90% of the target compensation package for each of our Named Executive Officers at risk and subject to Company business performance and total stockholder returns. The substantial majority of our Chief Executive Officer’s and other Named Executive Officers’ actual total compensation as reported in the 2024 Summary Compensation Table was in the form of variable compensation (short-term and long-term incentives).

44	PROXY STATEMENT 2025 ■

Executive Compensation

Factors Considered in Determining Executive Compensation

COMPENSATION CONSULTANT AND MANAGEMENT

The Compensation Committee determines the target compensation levels for each of our Named Executive Officers based on their individual skills, experience and achievements, taking into account market analysis, input by its independent compensation consultant (Mercer) and, except for himself, the recommendations of our Chief Executive Officer. The Chief Executive Officer provides recommended annual compensation adjustments for the other Named Executive Officers’ base salaries as well as their target annual short-term and long-term incentive opportunities. The Compensation Committee believes that receiving input from both its independent compensation consultant and our Chief Executive Officer provides valuable assistance to the Compensation Committee in determining appropriate compensation.

The Compensation Committee has assessed the independence of Mercer pursuant to the rules prescribed by the SEC and has concluded that no conflict of interest existed in 2024 or currently exists that would prevent Mercer from serving as an independent consultant to the Compensation Committee.

APPROACH TO COMPENSATION BENCHMARKING

We believe a competitive total compensation package is necessary to attract and retain an executive management team with the appropriate abilities and experience required to lead the Company and execute on our strategic business plan. We use comparative executive officer compensation data publicly disclosed by a peer group of public companies in addition to compensation survey data with respect to that peer group to evaluate the competitiveness of our executive officer compensation and to guide us in establishing compensation for newly hired and promoted executive officers.

We do not target a specific percentile in the range of comparative data for each individual or for each component of compensation, except as provided below for Mr. Sievert. Instead, we review the comparative compensation data and consider each executive’s level of responsibility, prior experience, past job performance, internal comparators, contribution to the Company’s success and actual results achieved. The Compensation Committee exercises its business judgment and discretion in determining target compensation and does not apply formulas or assign these factors specific mathematical weights, except for Mr. Sievert as provided pursuant to that certain Amended and Restated Employment Agreement, dated as of March 9, 2023 (the “Sievert Employment Agreement”).

The Sievert Employment Agreement provides that (i) Mr. Sievert’s annual base salary for 2024 would be increased to the greater of $1,850,000 and the median annual base salary for chief executive officers in our then-current peer group as of January 1, 2024; (ii) the aggregate target grant-date value of Mr. Sievert’s long-term incentive (“LTI”) awards granted during 2024 would be increased to the greater of $19,000,000, the 60th percentile of the aggregate target grant date value of annual LTI awards for chief executive officers in our peer group, and the aggregate target grant-date value of his 2023 annual LTI awards; and (iii) 60% of the time-based RSUs granted to Mr. Sievert as annual LTI awards during 2024 would have a total vesting schedule length no longer than the median total vesting schedule length of annual time-based equity incentive awards for chief executive officers in our peer group at the time of grant. In accordance with these provisions, the Company, along with the Compensation Committee and their consultant, determined that (x) the median annual base salary for chief executive officers in our peer group as of January 1, 2024 was $1,445,000 and, accordingly, increased Mr. Sievert’s base salary to $1,850,000 (which was greater than such median) on January 1, 2024, (y) the 60th percentile of the aggregate target grant-date value of annual LTI awards for chief executive officers in our peer group as of January 1, 2024 was $20,853,000 and, accordingly, Mr. Sievert’s annual LTI awards granted in 2024 had a target grant-date value of $20,853,000, and (z) the median total vesting schedule length of annual time-based equity incentive awards for chief executive officers in our peer group was three years, which is the same length as the three-year vesting schedule that generally applies to time-based RSUs granted to our employees.

EXECUTIVE COMPENSATION PEER GROUP

We select the members of our peer group based on a number of factors, including similarity to us in terms of relative size of revenue and market capitalization, the industries in which we and they compete and their ability to compete with us for talent at the executive officer level. The Compensation Committee reviews the Company’s peer group on an annual basis and makes changes as it deems appropriate.

Our 2024 peer group was established effective as of January 1, 2022 and reaffirmed by the Compensation Committee effective September 18, 2023, and was used to set executive compensation for 2024. Our 2024 peer group was the same as our 2023 peer group, except that EchoStar Corporation (“EchoStar”) completed its acquisition of DISH Network Corporation (“DISH Network”), a member of our peer group, on December 31, 2023. As a result of this acquisition, DISH Network was removed from our peer group effective December 31, 2023. The following chart shows T-Mobile’s 2024 peer group of 13 companies and each such company’s (other than DISH Network’s) revenue for its most recent fiscal year and market capitalization as of December 31, 2024.

■ PROXY STATEMENT 2025	45

Executive Compensation

T-Mobile Executive Compensation Peer Group

Peer Company	Revenue (in billions) As of Peer Fiscal Year-End ($)	Market Capitalization (in billions) As of December 31, 2024 ($)

AT&T, Inc.	122.34	163.38

Charter Communications, Inc.	55.09	48.74

Cisco Systems, Inc.	53.80	235.78

Comcast Corp.	123.73	143.61

Intel Corp.	53.10	86.48

International Business Machines Corp.	62.75	203.26

Liberty Global plc	4.34	4.63

Lumen Technologies, Inc.	13.11	5.39

Microsoft Corp.	245.12	3,133.80

Oracle Corp.	52.96	466.08

QUALCOMM Incorporated	38.96	170.67

The Walt Disney Company	91.36	201.65

Verizon Communications Inc.	134.79	168.34

Median	55.09	168.34

T-Mobile US, Inc.	81.40	256.15

ANALYSIS OF EXECUTIVE OFFICER COMPENSATION

The key components of our annual target total compensation package for executive officers are base salary, annual cash-based short-term incentive awards, and long-term equity incentive awards, including RSUs and performance-based RSUs (“PRSUs”).

TARGET TOTAL DIRECT COMPENSATION

The Compensation Committee reviews and approves the compensation of the Named Executive Officers at least annually. As part of its review, it receives a market analysis prepared by management in partnership with the Compensation Committee’s independent compensation consultant. It then assesses the compensation of each Named Executive Officer in relation to peer proxy and survey market data related to such peer group, the executive officer’s contributions to the Company’s ongoing strategy, and, for Mr. Sievert, the peer group comparative provisions in the Sievert Employment Agreement (as further discussed below under “—Employment Arrangements”). For 2024, the Compensation Committee increased the total target compensation for the Named Executive Officers, including an increase to one or more of the following components: base salary, target annual short-term incentive opportunity and target annual long-term incentive opportunity.

46	PROXY STATEMENT 2025 ■

Executive Compensation

The following table shows the target total direct compensation established for the Named Executive Officers for 2024.

Officer	Base Salary ($)	Target STIP Percent(1)	Target STIP Value ($)	Total Target Cash ($)	Target LTI Percent(2)	Target LTI Value ($)	Total Direct Compensation ($)

G. Michael Sievert	1,850,000	250%	4,625,000	6,475,000	— (3)	20,853,000	27,328,000

Peter Osvaldik	975,000	200%	1,950,000	2,925,000	250%	7,312,500	10,237,500

Mark W. Nelson	975,000	185%	1,803,750	2,778,750	250%	6,946,875	9,725,625

Michael J. Katz	850,000	185%	1,572,500	2,422,500	250%	6,056,250	8,478,750

Jonathan A. Freier	825,000	185%	1,526,250	2,351,250	225%	5,290,313	7,641,563

Callie R. Field	825,000	185%	1,526,250	2,351,250	225%	5,290,313	7,641,563

1	Target STIP Percent reflected as a percent of base salary.
2	Target LTI Percent reflected as a percent of total target cash compensation.
3	Mr. Sievert’s target LTI value for 2024 was determined based on the peer group comparative provisions in the Sievert Employment Agreement (as further discussed below under “—Employment Arrangements”).

ANNUAL BASE SALARIES

Base salary is designed to provide a competitive fixed component of income. Base salaries for our Named Executive Officers are set by the Compensation Committee, with assistance from the Compensation Committee’s independent compensation consultant, after consideration of various factors including individual performance, executive experience and skill set, retention considerations, and market data. In particular, the Compensation Committee focuses on how base salary levels may impact the market competitiveness of an executive’s total compensation opportunity. Except for Mr. Sievert, whose base salary increase was made in accordance with the terms of the terms of the Sievert Employment Agreement (as further discussed above under “-Approach to Benchmarking Compensation”), the base salary increases for our Named Executive Officers were made in order to bring each executive’s salary in line with the base salaries of comparable executive officers in our peer group. See further discussion under “— Factors Considered in Determining Executive Compensation” above.

At the December 2023 Compensation Committee meeting, the Compensation Committee approved the following base salaries of the Named Executive Officers for 2024:

Officer	2023 Base Salary ($)	2024 Base Salary ($)

G. Michael Sievert	1,750,000	1,850,000

Peter Osvaldik	950,000	975,000

Mark W. Nelson	950,000	975,000

Michael J. Katz	800,000	850,000

Jonathan A. Freier	790,000	825,000

Callie R. Field	790,000	825,000

ANNUAL SHORT-TERM INCENTIVES

Our executive officers are eligible for annual cash-based short-term incentive awards which are granted under the T-Mobile US. Inc. 2023 Incentive Award Plan (the “2023 Plan”). The Compensation Committee sets the annual target value of each executive’s short-term incentive award opportunity as a percentage of the executive’s base salary. The final award is based on the applicable executive’s eligible base earnings for the performance period. Generally, award opportunities for each metric evaluated under the 2023 Plan are established at threshold, target and maximum levels. The maximum payout level for each metric is capped at 200% of target, and as a result, the overall potential amount that could be earned is capped at 200% of target.

The 2024 short-term incentive plan (the “2024 STIP”) awards for our executive officers, including the Named Executive Officers, were based entirely on Company performance, which was measured by: Service Revenue, Total Net Additions, Core Adjusted EBITDA, and Adjusted Free Cash Flow. These measures and the relative weightings were aligned with the operational objectives of the Company’s business. Attainment of the threshold performance level (representing attainment of 25% of the target performance level) for at least one of the performance metrics was required in order for the executives to receive any payment under the 2024 STIP. If none of the performance thresholds had been achieved during 2024, no awards would have been paid.

■ PROXY STATEMENT 2025	47

Executive Compensation

Metric	Weight	Threshold Performance (in millions)	Target Performance (in millions)	Maximum Performance (in millions)	Actual Performance (in millions)	Achievement

Service Revenue(1)	20%	$63,460	$66,460	$67,210	$66,890	157%

Total Net Additions(2)	20%	4.022	6.022	6.772	6.427	154%

Core Adjusted EBITDA(1) (4)	30%	$29,400	$31,400	$32,150	$31,771	149%

Adjusted Free Cash Flow(3) (4)	30%	$15,250	$16,500	$17,250	$17,424	200%

Total Corporate Attainment						167%

1

In connection with our annual short-term incentives, actual performance of Service Revenue equals Total Service Revenues for the full year 2024 as reported in our Annual Report on Form 10-K, further adjusted by our Compensation Committee for the impact of (a) certain aspect of the discontinuation of the Affordable Connectivity Program (the “ACP”), (b) the timing for the closing of the acquisition of the Ka’ena Corporation and its subsidiaries (the “Mint transaction”), and (c) certain 2024 device promotions. Actual performance of Core Adjusted EBITDA equals Core Adjusted EBITDA for the full year 2024 as reported in our Annual Report on Form 10-K, further adjusted for the impact of (a) certain aspect of the discontinuation of the ACP, (b) the Mint transaction closing timing, (c) certain 2024 device promotions, (d) the sale of certain IP addresses, and (e) a spectrum gain.

2

In connection with our annual short-term incentives, actual performance of Total Net Customer Additions equals Total Net Customer Additions for the full year 2024 as reported in our Annual Report on Form 10-K, further adjusted by our Compensation Committee for the impact of the Mint transaction closing timing.

3

In connection with our annual short-term incentives, actual performance of Adjusted Free Cash Flow equals Adjusted Free Cash Flow for the full year 2024 as reported in our Annual Report on Form 10-K, further adjusted by our Compensation Committee for the impact of (a) certain aspect of the discontinuation of the ACP, (b) the Mint transaction closing timing, (c) the difference between the actual payment amount and the planned payment amount in connection with the data breach reported by the Company in August 2021, and (d) cash payments made in excess of the planned amount.

4	See Appendix A to this Proxy Statement for a reconciliation of Core Adjusted EBITDA and Adjusted Free Cash Flow as reported in our Annual Report on Form 10-K.

The Company performed above target levels with respect to all four performance metrics in 2024. Overall performance under the 2024 STIP, determined based on actual performance for each performance metric and the relative weighting of each such metric, was achieved at 167% of target. The following table shows the payouts under the 2024 STIP for each Named Executive Officer based on these performance results.

Officer	Base Earnings(1) ($)	Target 2024 STIP Percent (as a % of Base Salary)	Target 2024 STIP Value ($)	Company Attainment	Total 2024 STIP Payout Value ($)

G. Michael Sievert	1,850,000	250%	4,625,000	167%	7,723,750

Peter Osvaldik	975,000	200%	1,950,000	167%	3,256,500

Mark W. Nelson	975,000	185%	1,803,750	167%	3,012,263

Michael J. Katz	850,000	185%	1,572,500	167%	2,626,075

Jonathan A. Freier	825,000	185%	1,526,250	167%	2,548,838

Callie R. Field	825,000	185%	1,526,250	167%	2,548,838

1

Base earnings reflect eligible earnings as reported by T-Mobile payroll, except for Mr. Sievert whose base earnings reflect his full annual base salary as set forth in the Sievert Employment Agreement.

48	PROXY STATEMENT 2025 ■

Executive Compensation

LONG-TERM INCENTIVES

We grant our executive officers long-term incentive compensation in the form of RSUs and PRSUs. RSUs vest in equal installments over a three-year period while PRSUs cliff vest after three years. RSUs and PRSUs both provide an incentive for executive officers to stay with the Company for the long term and help it perform well so that their shares increase in value, as well as a direct linkage to stockholder interests. For 2024, 65% of the PRSUs granted are measured based on our relative total shareholder return (“RTSR”) over a three-year performance period and the remaining 35% are measured based on our adjusted free cash flow (“FCF”) as reported in our Annual Report on Form 10-K over a three-year performance period. RTSR, which incorporates share price changes and dividend payments, inherently reflects our current financial and operational results as well as our expected future performance, and using RTSR as a measure also directly links a significant portion of executive officer compensation to stockholder value creation. FCF provides increased focus on our ability to generate cash from operations and our core long-term financial outcomes that are most beneficial to the Company and its stockholders. Earned RTSR PRSUs, as well as vested RSUs, are settled in shares of our common stock, and earned FCF PRSUs are settled in cash (with the amount of cash paid based on the value of our common stock).

2024 Long-Term Incentive Structure

LONG-TERM INCENTIVE AWARDS GRANTED IN 2024

On February 15, 2024, we granted annual long-term incentive awards to our Named Executive Officers. Each Named Executive Officer received half of the aggregate value of their 2024 long-term incentive awards in the form of PRSUs and half of such value in the form of RSUs. We believe this mix emphasizes long-term Company performance as well as the retention and engagement of the Named Executive Officers. RSU awards for 2024 generally vest annually in three equal tranches over a three-year period commencing on the grant date, subject to the Named Executive Officer’s continued service through the applicable vesting date. The annual PRSU awards for 2024 generally cliff vest at the conclusion of a three-year performance period ending on the third anniversary of the grant date (for PRSUs vesting based on RTSR) or ending on December 31, 2026 (for PRSUs vesting based on FCF performance), subject to the Named Executive Officer’s continued service through the vesting date and based on the level of RTSR or FCF performance (as applicable) attained during the performance period as certified by the Section 16 Subcommittee of the Compensation Committee.

FCF PRSUs

For the PRSU awards eligible to vest based on FCF performance, PRSU achievement can range from 0% to 200% of target based on absolute FCF performance, and payouts are determined by multiplying the target number of PRSUs by an Adjustment Percentage as set forth in the following table. No payout will be made if performance is attained below threshold performance. For FCF performance between the threshold, target, and maximum values, the Adjustment Percentage shall be interpolated on a linear basis (except for a ranking below the threshold value, in which case the Adjustment Percentage shall equal 0%). While we do not disclose the threshold, target, and maximum absolute FCF performance values for competitive reasons, the threshold, target, and maximum number of FCF PRSUs that could have been earned by the Named Executive Officers are disclosed in the 2024 Grants of Plan-Based Awards Table below.

2024-2027 PRSU Award Absolute FCF Design
FCF Achievement	Adjustment Percentage [1]
Below Threshold	0%
Threshold	25%
Target	100%
Maximum	200%

1

If actual performance falls between two levels, the Adjustment Percentage will be determined by using linear interpolation as between the applicable levels (except for a ranking below threshold, in which case the Adjustment Percentage shall equal 0%).

■ PROXY STATEMENT 2025	49

Executive Compensation

RTSR PRSUs

For the PRSU awards eligible to vest based on RTSR, PRSU achievement can range from 0% to 200% of target based on our total stockholder return relative to the total stockholder return of our peer group, and payouts are determined by multiplying the target number of PRSUs by an Adjustment Percentage based on the RTSR percentile performance of the Company, as set forth in the following table. For RTSR performance between the threshold, target, and maximum values, the Adjustment Percentage shall be interpolated on a linear basis. No payout will be made if performance is attained below the 25th percentile and, in order for the Adjustment Percentage to be greater than 100%, Company Total Shareholder Return for the Performance Period must be positive.

2024-2027 PRSU Award Relative Total Shareholder Return Design

RTSR Percentile Ranking	Adjustment Percentage[1,2]
Below 25th percentile	0%
25th percentile	25%
50th percentile	100%
75th percentile	125%
100th percentile	200%

PRSU Adjustment Percentage
200
175
150
125
100
75
50
25
0
Poor Performance
< 25th Percentile
No Payout
Y=0
25th to 49th Percentile
Y=3X-50
50th to 75th Percentile
Slope (1:1)
Y=X+50
High Performance
76th to 100th Percentile
Y=3X-100
0
25
50
75
100
Relative TSR Percentile Result

- Relative position at the conclusion of the performance period calculated as percentile rank based on linear interpolation
- Beginning Price means the average of the closing prices of the applicable stock for the 30 days prior to the start of the Performance Period
- Ending Price means the average of the closing prices of the applicable stock for the last 30 days of the Performance Period
- "Total Shareholder Return" for a given company means: [(Ending Price – Beginning Price) + Dividends] divided by [Beginning Price] *(Applicable dividend inclusion based on ex-dividend date; dividends re-invested for TSR calculation)*

RTSR for the 2024 PRSU awards is generally measured against our compensation peer group, consisting of 13 companies: AT&T, Charter Communications, Cisco Systems, Comcast, Intel, International Business Machines, Liberty Global, Lumen Technologies, Microsoft, Oracle, Qualcomm, The Walt Disney Company and Verizon Communications. Under the terms of the award, if one or more members of the peer group cease to be a publicly traded entity during the performance period, then that company will be removed from the peer group; however, unless otherwise determined by our Compensation Committee, any member of the peer group that ceases to be a publicly traded entity during the performance period due to bankruptcy or insolvency (as determined by the Compensation Committee) will not be removed from the peer group. No additional companies will be added to the peer group for purposes of determining any earned PRSU awards.

50	PROXY STATEMENT 2025 ■

Executive Compensation

Annual Grants in 2024
The total 2024 target long-term incentive grant value and the number of annual PRSUs and RSUs awarded are shown below for each Named Executive Officer. The number of annual PRSUs and RSUs awarded on February 15, 2024 was established as the total grant-date target value multiplied by the award mix (50% PRSU, 50% RSU) and divided by the average closing price of our common stock for the 30 calendar-day
period ending five business days prior to the grant date.

Officer	Total 2024 Grant Target Value ($)	Number of Time-Based RSUs (#)	Target Number of R-TSR Performance- Based RSUs (#)	Target Number of FCF Performance- Based RSUs (#)

G. Michael Sievert	20,853,000	64,093	41,661	22,432

Peter Osvaldik	7,312,500	22,476	14,610	7,866

Mark W. Nelson	6,946,875	21,352	13,879	7,473

Michael J. Katz	6,056,250	18,614	12,100	6,514

Jonathan A. Freier	5,290,313	16,260	10,569	5,691

Callie R. Field	5,290,313	16,260	10,569	5,691
PERFORMANCE-BASED LONG-TERM INCENTIVE AWARDS VESTED IN 2024
The annual PRSUs granted in 2021 on March 4, 2021 to each of the Named Executive Officers who were then-employed by us had a three-year performance period that ended on March 4, 2024 (for PRSUs vesting based on RTSR) or ending on December 31, 2024 (for PRSUs vesting based on FCF performance) and vested based on the level of RTSR or FCF performance (as applicable) as of the conclusion of such performance period and continued service through the vesting date. Based on the Company’s RTSR at the end of the applicable performance period, 131% of the target RTSR award was earned for each Named Executive Officer, and based on the Company’s FCF performance at the end of the applicable performance period, 150% of the target FCF award was earned for each Named Executive Officer. The number of 2021 PRSUs earned by each such Named Executive Officer and paid in 2024 is set forth in the table below.

Officer	Target Annual 2021 RTSR PRSUs (#)	RTSR Adjustment Percentage (%)	Earned PRSUs (#)

G. Michael Sievert	37,268	131%	48,821

Peter Osvaldik	12,260	131%	16,060

Michael J. Katz	7,357	131%	9,637

Jonathan A. Freier	7,357	131%	9,637

Callie R. Field	7,357	131%	9,637

Officer	Target Annual 2021 FCF PRSUs (#)	FCF Adjustment Percentage (%)	Earned PRSUs (#)

G. Michael Sievert	20,067	150%	30,100

Peter Osvaldik	6,601	150%	9,901

Michael J. Katz	3,960	150%	5,940

Jonathan A. Freier	3,960	150%	5,940

Callie R. Field	3,960	150%	5,940
Pursuant to the offer of employment letter with Mr. Nelson that became effective on October 11, 2021 (the “Nelson Offer Letter”), which is further described below, in October 2021, we granted Mr. Nelson a one-time
PRSU award with a target value of $7,250,000 (the “Nelson
Sign-On
PRSUs”) in connection with his appointment as our Executive Vice President and General Counsel. The Nelson
Sign-On
PRSUs were generally subject to the same terms and conditions (including vesting conditions and performance conditions) applicable to annual awards of PRSUs vesting based on RTSR granted to the Named Executive Officers on March 4, 2021, except that the performance period applicable to the Nelson
Sign-On
PRSUs was the three-year period ending on October 11, 2024 (which is the third anniversary of the date on which he commenced employment with us) and the number of Nelson
Sign-On
PRSUs eligible to vest ranged from 100% to 200% of the target number of Nelson
Sign-On
PRSUs.

■ PROXY STATEMENT 2025	51

Executive Compensation

The number of PRSUs earned by Mr. Nelson and paid in 2024 pursuant to such one-time 2021 award is set forth in the table below.

Officer	Grant Date	Target Number of Nelson Sign-On PRSUs (#)	RTSR Adjustment Percentage (%)	Earned PRSUs (#)

Mark W. Nelson	10/11/2021	56,329	158%	88,999

PERQUISITES

We generally do not provide perquisites to any executive officer, including the Named Executive Officers, beyond what all other employees may be eligible to receive. In 2024, we provided personal security for certain Named Executive Officers due to the range of security issues encountered by executive officers of large public companies, particularly with respect to high-profile Chief Executive Officers such as Mr. Sievert.

COMPREHENSIVE BENEFITS PACKAGE

We provide a competitive benefits package to all full-time employees, including the Named Executive Officers, that includes health and welfare benefits, such as medical, dental, vision care, disability insurance, life insurance benefits and a 401(k) savings plan (with an employer match up to 4%). We provide a non-qualified deferred compensation plan under which eligible participants may defer up to 75% of their base salary and 100% of their annual short-term incentive, annual RSUs and annual PRSUs. We do not provide any employer matching or discretionary allocations under the non-qualified deferred compensation plan.

SEVERANCE AND CHANGE-IN-CONTROL BENEFITS

We provide severance pay and other termination benefits to eligible executive officers, including the Named Executive Officers, whose employment is terminated, including due to corporate restructuring, and, in some cases, due to involuntary termination by us without cause, due to our non-renewal of the executive’s employment term, due to the executive’s retirement, due to the executive’s death or disability or due to the voluntary termination by the executive for good reason. We believe that these severance benefits provide our executive officers, including our Named Executive Officers, with security of transition income and benefit replacement, thus allowing such executive officers to focus on our prospective business priorities that create value for our stockholders. We believe the level of severance and termination benefits provided is consistent with the practices of our peer group and is necessary to attract and retain key employees. These benefits are provided pursuant to our Severance Guidelines, Executive Continuity Plan, the Sprint Corporation Amended and Restated 2015 Omnibus Incentive Plan (the “2015 Plan”), the T-Mobile US, Inc. 2013 Omnibus Incentive Plan (the “2013 Plan”), the 2023 Plan, and incentive award agreements as well as written employment agreements, term sheets and/or letter agreements, as applicable, that we have entered into with our Named Executive Officers. These arrangements do not include any gross up for excise taxes imposed as a result of severance or other payments that are deemed made in connection with a change in control. The potential payments and benefits available under these arrangements are discussed further under “— Potential Payments upon Termination or in Connection with a Change in Control.”

Other Matters

TAX AND ACCOUNTING CONSIDERATIONS

Section 162(m) of the Code. Internal Revenue Code (“Code”) Section 162(m) generally disallows an income tax deduction to public companies for annual compensation in excess of $1 million paid to the chief executive officer and other “covered employees.” While we may take into account deductibility of compensation when making compensation decisions, we believe that maintaining the discretion to evaluate the performance of our executive officers through the use of performance-based compensation is an important part of our responsibilities and benefits our stockholders, even if it may be non-deductible under Code Section 162(m). Accordingly, the Compensation Committee retains the discretion and flexibility to design and administer compensation programs that are in the best interests of the Company and its stockholders.

Section 280G of the Code. Code Section 280G disallows a tax deduction with respect to excess parachute payments to certain executives of companies which undergo a change in control. In addition, Code Section 4999 imposes a 20% excise tax on the individual with respect to the excess parachute payment. Parachute payments are compensation linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans including RSUs, PRSUs and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Code Section 280G based on the executive’s prior compensation. As discussed above, we do not provide tax gross-ups on income attributable to severance or other payments that are deemed made in connection with a change in control.

52	PROXY STATEMENT 2025 ■

Executive Compensation

Section 409A of the Code. Code Section 409A requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and directors to accelerated income tax liabilities, substantial additional taxes and interest on their vested compensation under such plans. Accordingly, it is our intention to design and administer our compensation and benefit plans and arrangements for all of our employees and directors, including our Named Executive Officers, so that they are either exempt from, or satisfy the requirements of, Code Section 409A.

Accounting for Stock-Based Compensation. We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, for stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant-date “fair value” of their stock-based awards using a variety of assumptions. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award. Grants of PRSUs, RSUs and other equity-based awards under equity incentive award plans have been and will be accounted for under ASC Topic 718. We expect that we will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives. For further information on our accounting for our stock-based compensation awards, refer to our Annual Report on Form 10-K for the year ended December 31, 2024.

SECURITIES TRADING POLICY PROHIBITION ON OPTIONS TRADING, HEDGING, PLEDGING AND SHORT SALES

Our Policy on Securities Trading prohibits our directors, officers and designated employees from trading in options with respect to our securities (including puts, calls and other derivative securities) on an exchange or in any other organized market, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. The policy also prohibits short sales of our securities, holding our securities in a margin account or pledging our securities as collateral for a loan. Mr. Claure, one of our directors, holds 1,842,191 shares of our common stock that are pledged to secure a line of credit with an unrelated third-party bank. This pledge pre-dated the Sprint Combination and may be maintained by Mr. Claure as long as he holds the subject shares.

CLAWBACK PROVISIONS

In September 2023, the Compensation Committee adopted the Company’s Amended and Restated Executive Incentive Compensation Recoupment Policy in compliance with the SEC rules and NASDAQ listing standards regarding clawback policies. The policy provides that in the event the Company is required to prepare an accounting restatement, the Company shall recover, reasonably promptly, any excess incentive-based compensation (i.e., compensation that is granted, earned or vested based in whole or in part on the attainment of one or more financial reporting measures) from current and former executive officers of the Company, unless the Compensation Committee determines that recovery would be impracticable. The policy is administered by the Compensation Committee of the Board of Directors. All awards granted under our equity plans to executive officers of the Company are subject to the provisions of any clawback policy implemented by the Company, including, without limitation, the Company’s Amended and Restated Executive Incentive Compensation Recoupment Policy, as and to the extent set forth in such clawback policy or the applicable award agreement.

STOCK OWNERSHIP GUIDELINES

Under our stock ownership guidelines, the Chief Executive Officer and all executive officers reporting to the Chief Executive Officer are expected to acquire and maintain ownership of shares of common stock equal in value to a specified multiple of the executive officer’s base salary measured as of September 30th of each year.

Position	Ownership Requirement

Chief Executive Officer	5x base salary

Executive Officers reporting to the CEO	3x base salary

Each executive officer is expected to meet the ownership guidelines within five years from the date on which he or she became an executive officer, and is expected to retain at least 50% of the net shares of common stock acquired through our equity compensation plans until the ownership thresholds are met.

As of December 31, 2024, our Chief Executive Officer and each of the other Named Executive Officers who were then executive officers of ours were in compliance with our stock ownership guidelines.

■ PROXY STATEMENT 2025	53

Executive Compensation

BROAD-BASED STOCK OWNERSHIP

WE BELIEVE THAT ALL EMPLOYEES SHOULD HAVE A STAKE IN THE COMPANY’S PERFORMANCE. ACCORDINGLY, WE UTILIZE A COMPANY-WIDE ANNUAL EQUITY AWARD PROGRAM.

We grant RSUs to all eligible full-time and part-time employees each year. Depending on the employee’s career band, such RSUs become shares of T-Mobile stock following a two- or three- year vesting period, with a portion vesting each year. In addition, T-Mobile’s Amended and Restated 2014 Employee Stock Purchase Plan (the “ESPP”) provides employees with a cost-effective vehicle to purchase shares of T-Mobile stock.

EQUITY GRANTING PRACTICES

The Compensation Committee has adopted an equity grant policy pursuant to which the Compensation Committee (or the Section 16 Subcommittee) may approve annual grants to executive officers and other members of the executive leadership team at a specified time each year. In addition to the annual grants, equity awards may be granted on a quarterly basis to new hires. We may also grant supplemental equity awards from time to time to retain high-performing leaders, reward exceptional performance or recognize expanded responsibility. The Compensation Committee has delegated authority to the Company’s Executive Vice President and Chief People Officer, subject to certain terms and limitations as established by the Compensation Committee, to grant awards to employees who are not Section 16 officers.

RESULTS OF STOCKHOLDER ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

At the 2023 annual meeting of stockholders, stockholders were asked to approve, on an advisory basis, the 2022 compensation of our then-current named executive officers as reported in the proxy statement. This say-on-pay proposal was approved by approximately 96.7% of the shares present and entitled to vote, and the Compensation Committee believes this affirms our stockholders’ strong support of our executive compensation program.

The Compensation Committee considered the results of the 2023 advisory vote along with stockholder input and other factors discussed in this Compensation Discussion and Analysis and concluded that no changes to our compensation policies and practices were warranted given the strong support received from stockholders regarding our executive compensation program. The Board has previously determined to hold advisory say-on-pay votes every three years. Accordingly, the next advisory say on pay vote is expected to occur in connection with our 2026 Annual Meeting of Stockholders.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with Company management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2024.

The Compensation Committee:

Kelvin R. Westbrook, Chair

Marcelo Claure

Christian P. Illek

Raphael Kübler

The material contained in this Compensation Committee Report does not constitute soliciting material, is not deemed filed with the SEC, and is not incorporated by reference into any other Company filing under the Securities Act, or the Exchange Act, whether made on, before, or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing, except to the extent that the Company specifically incorporates the Compensation Committee Report by reference therein.

54	PROXY STATEMENT 2025 ■

Executive Compensation

Executive Compensation Tables

2024 SUMMARY COMPENSATION TABLE

The following table sets forth certain information with respect to compensation for the years ended December 31, 2024, 2023 and 2022 earned by or paid to our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)

G. Michael Sievert	2024	1,848,077	—	20,422,982	—	7,723,750	45,437	30,040,245
President & Chief Executive Officer	2023	1,748,414	—	29,281,807	—	6,387,500	71,131	37,488,851
	2022	1,664,285	—	20,175,892	—	7,128,588	91,282	29,060,048

Peter Osvaldik	2024	975,000	—	7,161,891	—	3,256,500	14,130	11,407,521
Executive Vice President and Chief Financial Officer	2023	950,000	—	17,594,929	—	2,565,950	13,200	21,124,079
	2022	800,000	—	6,864,054	—	2,394,000	12,200	10,070,254

Mark W. Nelson	2024	975,000	—	6,803,731	—	3,012,263	14,291	10,805,285
Executive Vice President and General Counsel	2023	950,000	—	7,046,147	—	2,565,950	14,115	10,576,212
	2022	950,000	—	8,447,371	—	3,005,325	75,472	12,478,167

Michael J. Katz	2024	850,000	—	5,931,282	—	2,626,075	18,630	9,425,987
President, Marketing, Strategy & Products	2023	800,000	—	5,204,908	—	1,752,000	13,200	7,770,108

Jonathan A. Freier	2024	825,000	—	5,181,184	—	2,548,838	130,125	8,685,147
President, Consumer Group	2023	790,000	—	4,626,009	—	1,730,100	22,506	7,168,616

Callie R. Field	2024	825,000	—	5,181,184	—	2,548,838	13,800	8,568,822
President, Business Group	2023	790,000	—	4,626,009	—	1,730,100	13,200	7,159,309

1

The value of stock awards (counting PRSUs at target) is determined using the aggregate grant date fair value computed in accordance with ASC 718, excluding the effect of any estimated forfeitures. These amounts reflect the Company’s anticipated accounting expense at grant and do not correspond to the actual value that will be realized by the Named Executive Officer. See Note 13 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for a summary of the assumptions we apply in calculating these amounts. The aggregate grant date fair value of the PRSUs granted to our Named Executive Officers during 2024, assuming maximum performance, would be as follows: Mr. Sievert, $20,691,278; Mr. Osvaldik, $7,255,980; Mr. Nelson, $6,893,111; Mr. Katz, $6,009,206; Mr. Freier, $5,249,248; and Ms. Field, $5,249,248.

2

For 2024, represents amounts paid by the Company under the 2024 STIP, based on the achievement of certain Company performance measures during the year. For additional information, please see “— Annual Short-Term Incentives” above.

3	Amounts included in the “All Other Compensation” column are detailed in the table below.

Name	401k Employer Match ($)	Security Arrangements(A) ($)	Other(B) ($)	Total ($)

G. Michael Sievert	13,800	31,637	—	45,437

Peter Osvaldik	13,800	—	330	14,130

Mark W. Nelson	13,800	—	491	14,291

Michael J. Katz	13,800	4,830	—	18,630

Jonathan A. Freier	13,800	116,325	—	130,125

Callie R. Field	13,800	—	—	13,800

A.	Represents costs associated with Company-provided personal security.
B.

For Messrs. Osvaldik and Nelson, this amount represents the value of items provided to the applicable executive in conjunction with a Company-sponsored event such as t-shirts, sunglasses or other Company-branded memorabilia.

■ PROXY STATEMENT 2025	55

Executive Compensation

2024 GRANTS OF PLAN-BASED AWARDS TABLE

The following table sets forth certain information with respect to grants of plan-based awards for the year ended December 31, 2024 to the Named Executive Officers.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards(3) ($)
Name	Type of Award	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
G. Michael Sievert	STIP	—	—	231,250	4,625,000	9,250,000	—	—	—	—	—
	PRSU RTSR	2/15/2024	2/5/2024	—	—	—	10,415	41,661	83,322	—	6,818,656
	PRSU FCF	2/15/2024	2/5/2024	—	—	—	5,608	22,432	44,864	—	3,526,983
	RSU	2/15/2024	2/5/2024	—	—	—	—	—	—	64,093	10,077,342
Peter Osvaldik	STIP	—	—	97,500	1,950,000	3,900,000	—	—	—	—	—
	PRSU RTSR	2/15/2024	2/5/2024	—	—	—	3,653	14,610	29,220	—	2,391,219
	PRSU FCF	2/15/2024	2/5/2024	—	—	—	1,967	7,866	15,732	—	1,236,771
	RSU	2/15/2024	2/5/2024	—	—	—	—	—	—	22,476	3,533,901
Mark W. Nelson	STIP	—	—	90,188	1,803,750	3,607,500	—	—	—	—	—
	PRSU RTSR	2/15/2024	2/5/2024	—	—	—	3,470	13,879	27,758	—	2,271,576
	PRSU FCF	2/15/2024	2/5/2024	—	—	—	1,868	7,473	14,946	—	1,174,980
	RSU	2/15/2024	2/5/2024	—	—	—	—	—	—	21,352	3,357,175
Michael J. Katz	STIP			78,625	1,572,500	3,145,000	—	—	—	—	—
	PRSU RTSR	2/15/2024	2/5/2024	—	—	—	3,025	12,100	24,200	—	1,980,407
	PRSU FCF	2/15/2024	2/5/2024	—	—	—	1,629	6,514	13,028	—	1,024,196
	RSU	2/15/2024	2/5/2024	—	—	—	—	—	—	18,614	2,926,679
Jonathan A. Freier	STIP	—	—	76,313	1,526,250	3,052,500	—	—	—	—	—
	PRSU RTSR	2/15/2024	2/5/2024	—	—	—	2,642	10,569	21,138	—	1,729,828
	PRSU FCF	2/15/2024	2/5/2024	—	—	—	1,423	5,691	11,382	—	894,796
	RSU	2/15/2024	2/5/2024	—	—	—	—	—	—	16,260	2,556,560
Callie R. Field	STIP	—	—	76,313	1,526,250	3,052,500	—	—	—	—	—
	PRSU RTSR	2/15/2024	2/5/2024	—	—	—	2,642	10,569	21,138	—	1,729,828
	PRSU FCF	2/15/2024	2/5/2024	—	—	—	1,423	5,691	11,382	—	894,796
	RSU	2/15/2024	2/5/2024	—	—	—	—	—	—	16,260	2,556,560

1

Represents the threshold, target and maximum amounts of annual cash incentive compensation that may have become payable to each Named Executive Officer for performance under the 2024 STIP. The actual amounts earned and paid for 2024 are shown in the “Non-Equity Incentive Plan Compensation” column of the 2024 Summary Compensation Table.

2	Represents the threshold, target and maximum number of shares that might be paid pursuant to PRSU awards granted in 2024.
3

The value of stock awards (counting PRSUs at target) is determined using the aggregate grant date fair value computed in accordance with ASC 718, excluding the effect of any estimated forfeitures. These amounts reflect the Company’s anticipated accounting expense at grant and do not correspond to the actual value that will be realized by the Named Executive Officer. See Note 13 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for a summary of the assumptions we apply in calculating these amounts.

56	PROXY STATEMENT 2025 ■

Executive Compensation

EMPLOYMENT ARRANGEMENTS

During 2024, the Company was party to employment arrangements with Messrs. Sievert, Osvaldik and Nelson, and in March 2025, the Company entered into a written employment arrangement with Mr. Katz, each as more fully described below. The Company was not in 2024 party to written employment arrangements with Messrs. Katz or Freier or Ms. Field. The Company is also a party to certain arrangements with some of the Named Executive Officers with regard to severance and termination payments and benefits. See “— Potential Payments upon Termination or in Connection with a Change in Control” below for more information.

Employment Agreement with Mr. Sievert. During 2024, the Company was party to the Sievert Employment Agreement with Mr. Sievert, pursuant to which Mr. Sievert serves as our President and Chief Executive Officer. The Sievert Employment Agreement provides for an employment term continuing through April 1, 2028, subject to automatic one-year extensions thereafter (unless at least 90 days’ prior notice of non-renewal is given by either party).

Pursuant to the Sievert Employment Agreement, Mr. Sievert is entitled to (i) an annual base salary that, (a) effective January 1, 2024, automatically increased to the greater of (x) $1,850,000 and (y) the then-current median annual base salary for Chief Executive Officers in our then-current peer group, (b) effective January 1, 2025, will automatically increase to the greater of (x) $1,900,000 and (y) the then-current median annual base salary for Chief Executive Officers in our peer group, and (c) effective each of January 1, 2026 and January 1, 2027, will automatically increase to the greater of (x) $2,000,000 and (y) the then-current median annual base salary for Chief Executive Officers in our peer group; (ii) an annual short-term cash incentive targeted at no less than 250% of his base salary (with a maximum award equal to 200% of target); and (iii) employee benefits to the same extent and on the same terms as such benefits are provided generally to other senior executives.

In addition, pursuant to the Sievert Employment Agreement, Mr. Sievert is entitled to LTI awards, which will be allocated as follows: 50% of such value will be granted in the form of PRSUs and the remaining 50% of such value will be granted in the form of RSUs. Mr. Sievert’s annual target grant-date value for LTI awards automatically increased or will automatically increase (as applicable) to (i) for LTI awards granted during calendar year 2024, the greater of (x) $19,000,000, (y) the 60th percentile of the aggregate target grant-date value of annual equity incentive awards for Chief Executive Officers in our peer group, and (z) the annual target grant-date value for LTI awards for the immediately preceding calendar year; and (ii) for LTI grants made during calendar years 2025, 2026, 2027 and 2028, the greater of (x) $19,000,000, (y) the 65th percentile of the aggregate target grant-date value of annual equity incentive awards for Chief Executive Officers in our peer group, and (z) the annual target grant-date value for LTI awards in effect for the applicable prior calendar year. The Sievert Employment Agreement provides that with respect to 60% of the total RSUs granted to Mr. Sievert as annual LTI awards during each of calendar years 2023 through 2028 (representing 30% of the total target grant-date value for each such year), the total length of the vesting schedule of such RSUs will be no longer than the length of the median total length of the vesting schedules of annual time-based equity incentive awards for Chief Executive Officers in our peer group at the time of grant.

Employment Offer Letter with Mr. Nelson. During 2024, the Company was party to the Nelson Offer Letter with Mr. Nelson, pursuant to which Mr. Nelson serves as our Executive Vice President and General Counsel. Mr. Nelson’s employment under the Nelson Offer Letter is at-will and will continue until terminated by either party.

Pursuant to the Nelson Offer Letter, Mr. Nelson is entitled to receive (i) an annual base salary equal to no less than $950,000, (ii) an annual short-term incentive award targeted at no less than 185% of Mr. Nelson’s base salary during the applicable calendar year, payable based on the attainment of pre-established performance goals, (iii) annual LTI awards with an annual aggregate grant-date target value of no less than 250% of the sum of Mr. Nelson’s base salary and target short-term incentive during the applicable calendar year, and (iv) employee benefits to the same extent and on the same terms as such benefits are provided generally to other senior executives.

Compensation Term Sheet for Mr. Osvaldik. Effective September 12, 2024, the Company entered into a compensation term sheet with Mr. Osvaldik (the “Osvaldik Term Sheet”), pursuant to which Mr. Osvaldik serves as our Executive Vice President and Chief Financial Officer. Mr. Osvaldik’s employment under the Osvaldik Term Sheet will continue until July 2, 2026 (the “Expiration Date”). The Company may extend the term of Mr. Osvaldik’s employment under the Osvaldik Term Sheet by providing him with written notice no later than 30 days prior to the Expiration Date, and Mr. Osvaldik will have 30 days to accept or decline the offer. If the Company does not provide Mr. Osvaldik with such an extension offer or Mr. Osvaldik does not timely accept such offer, then Mr. Osvaldik’s employment with the Company will terminate on the Expiration Date (a “Non-Extension Termination”).

Pursuant to the Osvaldik Term Sheet, Mr. Osvaldik is entitled to receive (i) an annual base salary equal to no less than $975,000, (ii) an annual short-term incentive award targeted at no less than 200% of Mr. Osvaldik’s eligible base earnings during the applicable calendar year, payable based on the achievement of pre-established performance goals, and (iii) annual LTI awards with an annual aggregate grant-date target value of no less than 250% of the sum of Mr. Osvaldik’s base salary and target short-term incentive during the applicable calendar year.

■ PROXY STATEMENT 2025	57

Executive Compensation

Compensation Term Sheet for Mr. Katz. On March 18, 2025, the Company entered into a compensation term sheet with Mr. Katz (the “Katz Term Sheet”), pursuant to which Mr. Katz serves as our President, Marketing, Strategy and Products. Mr. Katz’s employment under the Katz Term Sheet will continue until terminated by either the Company or Mr. Katz.

Pursuant to the Katz Term Sheet, Mr. Katz is entitled to (i) an annual base salary of no less than $975,000; (ii) an annual target short-term incentive award targeted at no less than 200% of Mr. Katz’s eligible annual earnings for the applicable calendar year, payable based on the attainment of pre-established performance goals; and (iii) annual LTI awards with an aggregate target grant-date value of no less than $8,575,000. The Katz Term Sheet provides that: (x) effective with the first payroll period of each calendar year commencing during the term of the Katz Term Sheet (commencing with calendar year 2026), Mr. Katz’s annual base salary will be set at the greater of (I) the 50th percentile of the then-current annual base salary for the most highly compensated executive officer role (excluding Chief Executive Officers, Chief Financial Officers and, if applicable, Executive Chairs) in our peer group and (II) Mr. Katz’s annual base salary in effect for the immediately preceding calendar year; and (y) effective for annual LTI awards granted during calendar year 2026 and each subsequent calendar year, the aggregate target grant-date value of Mr. Katz’s annual LTI awards will be set at the greater of (I) the 50th percentile of the then-current target grant date value of annual equity incentive awards for the most highly compensated executive officer role (excluding Chief Executive Officers, Chief Financial Officers and, if applicable, Executive Chairs) in our peer group and (II) the target grant-date value of Mr. Katz’s annual LTI awards for the immediately preceding calendar year.

In addition, the Katz Term Sheet provides that the Company will reimburse Mr. Katz for up to $50,000 in legal fees incurred by him in connection with the Katz Term Sheet.

Severance Payments. See “—Potential Payments upon Termination or in Connection with a Change in Control” for information regarding payments payable upon termination of employment of the Named Executive Officers.

CASH AND INCENTIVE COMPENSATION

Non-Equity Incentive Plan Awards. The 2024 Summary Compensation Table includes payments received under the 2024 STIP. The 2024 Grants of Plan-Based Awards Table includes the range of potential payouts of awards granted under the 2024 STIP.

Equity Incentive Plan Awards. All of the Named Executive Officers received annual equity awards consisting of both RSUs that vest in three annual installments beginning in February 2025, subject to continued service through the applicable vesting dates, and PRSUs that vest as to 65% of the PRSUs based on the Company’s TSR compared to that of the Company’s peer group over a three-year measurement period and as to the remaining 35% of the PRSUs based on the Company’s FCF performance as measured over a three-year measurement period, subject to continued service through the end of the measurement period (in each case, except upon certain terminations of employment as described below).

58	PROXY STATEMENT 2025 ■

Executive Compensation

OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END TABLE

The following table sets forth certain information with respect to all outstanding equity awards held by the Named Executive Officers as of December 31, 2024. Actual value received upon vesting of the PRSUs will be based on Company performance at that time. Awards granted prior to June 2024 were granted under our 2013 Plan or the 2015 Plan; awards granted after June 2024 were granted under our 2023 Plan.

				Stock Awards

Name	Type of Award	Grant Date		Number of Shares or Units or Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(6) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(6) ($)

G. Michael Sievert	PRSU	2/15/2024	(1)	—	—	41,661	18,391,665
	PRSU	2/15/2024	(2)	—	—	22,432	4,951,415
	RSU	2/15/2024	(3)	64,093	14,147,248	—	—
	PRSU	4/1/2023	(1)	—	—	5,166	2,280,582
	PRSU	4/1/2023	(2)	—	—	2,782	614,071
	RSU	4/1/2023	(3)	5,298	1,169,428	—	—
	PRSU	4/1/2023	(4)	—	—	70,127	30,958,265
	PRSU	2/15/2023	(1)	—	—	35,789	15,799,412
	PRSU	2/15/2023	(2)	—	—	19,271	4,253,688
	RSU	2/15/2023	(3)	36,707	8,102,336	—	—
	PRSU	2/15/2022	(1)	—	—	47,727	21,069,561
	PRSU	2/15/2022	(2)	—	—	25,698	11,344,639
	RSU	2/15/2022	(3)	24,475	5,402,367	—	—

Peter Osvaldik	PRSU	2/15/2024	(1)	—	—	14,610	6,449,731
	PRSU	2/15/2024	(2)	—	—	7,866	1,736,262
	RSU	2/15/2024	(3)	22,476	4,961,127	—	—
	PRSU	7/5/2023	(5)	—	—	75,586	16,684,098
	PRSU	2/15/2023	(1)	—	—	14,985	6,615,278
	PRSU	2/15/2023	(2)	—	—	8,068	1,780,850
	RSU	2/15/2023	(3)	15,369	3,392,399	—	—
	PRSU	2/15/2022	(1)	—	—	16,237	7,167,986
	PRSU	2/15/2022	(2)	—	—	8,743	3,859,685
	RSU	2/15/2022	(3)	8,327	1,838,019	—	—

Mark W. Nelson	PRSU	2/15/2024	(1)	—	—	13,879	6,127,023
	PRSU	2/15/2024	(2)	—	—	7,473	1,649,515
	RSU	2/15/2024	(3)	21,352	4,713,027	—	—
	PRSU	2/15/2023	(1)	—	—	14,985	6,615,278
	PRSU	2/15/2023	(2)	—	—	8,068	1,780,850
	RSU	2/15/2023	(3)	15,369	3,392,399	—	—
	PRSU	2/15/2022	(1)	—	—	19,983	8,821,695
	PRSU	2/15/2022	(2)	—	—	10,759	4,749,668
	RSU	2/15/2022	(3)	10,248	2,262,041	—	—
Michael J. Katz	PRSU	2/15/2024	(1)	—	—	12,100	5,341,666
	PRSU	2/15/2024	(2)	—	—	6,514	1,437,835
	RSU	2/15/2024	(3)	18,614	4,108,668	—	—
	PRSU	2/15/2023	(1)	—	—	11,069	4,886,521
	PRSU	2/15/2023	(2)	—	—	5,960	1,315,551
	RSU	2/15/2023	(3)	11,353	2,505,948	—	—
	PRSU	2/15/2022	(1)	—	—	10,334	4,562,048
	PRSU	2/15/2022	(2)	—	—	5,563	2,455,842
	RSU	2/15/2022	(3)	5,299	1,169,648	—	—
Jonathan A. Freier	PRSU	2/15/2024	(1)	—	—	10,569	4,665,791
	PRSU	2/15/2024	(2)	—	—	5,691	1,256,174
	RSU	2/15/2024	(3)	16,260	3,589,070	—	—
	PRSU	2/15/2023	(1)	—	—	9,838	4,343,083
	PRSU	2/15/2023	(2)	—	—	5,297	1,169,207
	RSU	2/15/2023	(3)	10,090	2,227,166	—	—
	PRSU	2/15/2022	(1)	—	—	10,334	4,562,048
	PRSU	2/15/2022	(2)	—	—	5,563	2,455,842
	RSU	2/15/2022	(3)	5,299	1,169,648	—	—

■ PROXY STATEMENT 2025	59

Executive Compensation

				Stock Awards

Name	Type of Award	Grant Date		Number of Shares or Units or Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (6) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (6) ($)
Callie R. Field	PRSU	2/15/2024	(1)	—	—	10,569	4,665,791
	PRSU	2/15/2024	(2)	—	—	5,691	1,256,174
	RSU	2/15/2024	(3)	16,260	3,589,070	—	—
	PRSU	2/15/2023	(1)	—	—	9,838	4,343,083
	PRSU	2/15/2023	(2)	—	—	5,297	1,169,207
	RSU	2/15/2023	(3)	10,090	2,227,166	—	—
	PRSU	2/15/2022	(1)	—	—	9,226	4,072,910
	PRSU	2/15/2022	(2)	—	—	4,967	2,192,732
	RSU	2/15/2022	(3)	4,731	1,044,274	—	—

1
PRSUs which vest upon the conclusion of a three-year performance period commencing on the grant date based on the relative performance of the Company’s TSR compared to that of the Company’s peer group over the performance period, subject to continued service through the end of the performance period (except as otherwise provided in the applicable award or employment arrangement).

2
PRSUs which vest upon the conclusion of a three-year performance period commencing on the grant date based on the Company’s achievement of absolute FCF over the performance period, subject to continued service through the end of the performance period (except as otherwise provided in the applicable award or employment arrangement).

3
RSUs which vest in annual installments with respect to
one-third
of the shares on each of the first three anniversaries of the grant date, subject to continued service through the applicable vesting date (except as otherwise provided in the applicable award or employment arrangement).

4
Special PRSUs granted to Mr. Sievert which vest upon the conclusion of a two-year
performance period commencing on the grant date based on the relative performance of the Company’s TSR compared to that of the Company’s peer group over the performance period, subject to continued service through the end of the performance period (except as otherwise provided in the applicable award or employment agreement).

5
Special PRSUs granted to Mr. Osvaldik (the “2023 Special Osvaldik Award”) which vest upon the conclusion of a three-year performance period commencing on January 1, 2023 based on the Company’s achievement of absolute FCF over the performance period, subject to continued service through the end of the performance period (except as otherwise provided in the applicable award arrangement).

6
Calculated based on multiplying the number of RSUs and PRSUs shown in the table by the closing price of our common stock on December 31, 2024 of $220.73 per share. The number of PRSUs shown in the table assumes achievement of the maximum level of performance (except for the 2024 FCF PRSUs, 2023 FCF PRSUs and the 2023 Special Osvaldik Award, which are disclosed at target level of performance). In calculating the number of PRSUs and their value, we are required by SEC rules to compare the Company’s performance during 2024 under each outstanding PRSU grant against the threshold, target, and maximum performance levels for the grant and report in this column the value of such award assuming achievement of the next higher performance level. For example, if the previous fiscal year’s performance was at or exceeded target, even if it is by a small amount and even if it is highly unlikely that we will pay the maximum amount, we are required by SEC rules to report the awards using the maximum potential payouts. The actual number of PRSUs, if any, that will be earned by the executive will depend on the actual performance level achieved by the Company for the applicable three-year performance period.

OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR 2024 TABLE
The following table sets forth certain information with respect to RSUs and PRSUs vesting during the fiscal year ended December 31, 2024, with respect to the Named Executive Officers. We do not currently grant new awards of stock options, stock appreciation rights or similar option-like equity awards, and there were no option exercises during the fiscal year ended December 31, 2024.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

G. Michael Sievert	—	—	113,410	18,443,895

Peter Osvaldik	—	—	38,358	6,237,056

Mark W. Nelson	—	—	106,930	21,857,459

Michael J. Katz	—	—	24,385	3,963,620

Jonathan A. Freier	—	—	23,754	3,861,669

Callie R. Field	—	—	23,186	3,769,898

60	PROXY STATEMENT 2025 ■

Executive Compensation

2024 NON-QUALIFIED DEFERRED COMPENSATION

The following table shows the contributions, earnings and the aggregate balance of total deferrals as of December 31, 2024.

Name	Executive Contributions in Last Fiscal Year(1) ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year-End ($)

G. Michael Sievert	—	—	—

Peter Osvaldik	—	—	—

Mark W. Nelson	2,407,735	827,962	7,484,168

Michael J. Katz	—	—	—

Jonathan A. Freier	—	—	—

Callie R. Field	—	120,544	1,139,214

1	The amount listed in this column for Mr. Nelson was reported in the Summary Compensation Table for 2024.

All of the Named Executive Officers are eligible to participate in the Company’s non-qualified deferred compensation plan (the “Deferred Compensation Plan”). However, only Mr. Nelson has elected to do so. Under the terms of the Deferred Compensation Plan, participants are eligible to defer up to 75% of their base salary, 100% of their annual incentive compensation and 100% of annual RSU or PRSU awards. All amounts attributable to participant deferrals under the Deferred Compensation Plan are fully vested at all times. We did not provide any employer matching or discretionary allocations under the Deferred Compensation Plan for 2024.

Participants choose how their deferrals (and their account balances) will be allocated among the national investment funds available under the Deferred Compensation Plan. For 2024, there were 18 funds for deferral of base salary and incentive compensation, which did not include a Company stock fund. Any deferred RSUs or PRSUs would be credited to a Company stock fund.

A participant’s account balance under the Deferred Compensation Plan will be distributed in a lump-sum when the participant terminates employment, unless termination is due to retirement or disability, in which case the participant can elect annual installments over two to 15 years. For this purpose, “retirement” means termination of employment on or after either (i) the date on which the sum of the participant’s age and years of service equals 65 or (ii) the date on which the participant completes ten years of service. Participants may also elect to have amounts attributable to their deferrals for a particular year distributed (or commence to be distributed) as of a specified date in a lump sum or in annual installments over two to five years, even if they are still employed by the Company on that date. Generally, the specified date for base salary and incentive compensation distribution may not be earlier than the first day of the second year beginning after the year in which such amounts are deferred and for RSUs or PRSUs may not be earlier than the first day of the fourth year beginning after the year in which such amounts are deferred.

If a participant’s employment with the Company terminates prior to the in-service distribution date specified by the participant or while in-service distribution installment payments are being made, then any portions of the participant’s account balances that are subject to specified distribution date elections will be distributed upon termination of employment, as described above.

If a participant dies before his or her entire interest under the Deferred Compensation Plan has been distributed, his or her remaining interest will be distributed in a lump sum to his or her beneficiary.

If a participant’s employment terminates within 24 months following a change in control (as defined in the 2023 Plan), then all amounts credited to his or her accounts under the Deferred Compensation Plan will be paid to the participant in a lump sum within 90 days after such termination. Similarly, if a change in control occurs after a participant retires or becomes disabled, any undistributed amounts remaining in such participant’s accounts under the Deferred Compensation Plan will be distributed in a lump sum within 90 days after the change in control. Notwithstanding the foregoing, if a participant is a “specified employee” for purposes of Code Section 409A at the time his or her employment with the Company terminates, then distributions on account of termination of employment will not be made (or commence to be made) prior to the earlier of the participant’s death or the six-month anniversary of the participant’s termination of employment. Each of the Named Executive Officers is a specified employee for this purpose. Distributions are made in cash or stock, as applicable.

The Deferred Compensation Plan is an unfunded plan for tax purposes and for purposes of the Employee Retirement Income Security Act of 1974, as amended. We have established a “rabbi trust” to satisfy our obligations under the Deferred Compensation Plan.

POTENTIAL PAYMENTS UPON TERMINATION OR IN CONNECTION WITH A CHANGE IN CONTROL

The following discussion describes and quantifies the estimated amount of potential payments and benefits that would be provided to each of our Named Executive Officers under the Company’s compensation plans and agreements in the event of a termination of employment and/or change in control of the Company.

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Executive Compensation

Our Named Executive Officers are subject to covenants regarding protection of confidential information, a non-compete and certain other restrictive covenants regarding solicitation of employees or customers for a period through one year (or, in certain cases, eighteen months) after termination of employment. For Mr. Sievert, this period is two years after termination of employment.

Termination Due to Death or Disability

Upon a termination of a Named Executive Officer’s employment due to death or disability, the applicable executive is entitled to receive (i) an unpaid annual short-term incentive award from the preceding fiscal year (if any); and (ii) a target annual short-term incentive award for the current fiscal year (or, for Mr. Sievert, pursuant to the Sievert Employment Agreement, the greater of a target annual short-term incentive award and a prorated annual short-term incentive award based on actual performance results). In addition, (a) any unearned time-based long-term incentive awards then-held by such Named Executive Officer will become immediately earned and vested, and (b) any performance-based long-term incentive awards will vest and be paid at target as of the date of the executive’s separation from service. Further, under the Sievert Employment Agreement, upon his termination of employment due to disability, Mr. Sievert is also entitled to continued eligibility for our employee mobile service discount program (the “Continued Mobile Discounts”).

Termination Without Cause or for Good Reason

(No Change in Control)

Each of our Named Executive Officers are eligible for severance benefits upon certain terminations of their employment with the Company without “cause,” for “good reason,” or (for Mr. Sievert) upon a termination due to a Company-initiated non-renewal of his employment term, as described in more detail below. All such severance benefits are subject to the applicable executive’s timely execution and non-revocation of a release of claims in favor of the Company and compliance with certain restrictive covenants.

Mr. Sievert

Sievert Employment Agreement. Under the Sievert Employment Agreement, upon a termination of Mr. Sievert’s employment by us without “cause,” by him for “good reason” (each as defined in the Sievert Employment Agreement), or due to our non-renewal of his then-current employment term, Mr. Sievert is entitled to receive:

a lump-sum cash payment equal to two times the sum of his annual base salary and then-current target annual short-term incentive award;

his unpaid annual short-term incentive award from the preceding fiscal year (if any);

a prorated portion of his annual short-term incentive award for the fiscal year of termination, based on actual performance;

(a) full vesting of any then-outstanding time-based long-term incentive awards and (b) with respect to performance-based long-term incentive awards, (x) pro rata vesting of each performance-based long-term incentive award (based the number of days elapsed between the commencement of the applicable performance period and the date of termination) based on actual performance through the termination date; and (y) pro rata vesting of each performance-based long-term incentive award (based on the portion of the performance period left to be completed) at the greater of target or actual performance through the termination date;

Company-paid group medical and dental benefits for up to 18 months following termination;

Company-reimbursed office space and executive assistant (not to exceed $25,000 per month in the aggregate) for 18 months following termination (the “Continued Office/Assistant Benefits”); and

the Continued Mobile Discounts.

The severance payments and benefits described above are subject to Mr. Sievert’s execution and non-revocation of a general release of claims in favor of the Company and continued compliance with applicable restrictive covenants.

Mr. Nelson

Pursuant to the Nelson Offer Letter, upon a termination of Mr. Nelson’s employment by us other than for “cause” or by him for “good reason” (each as defined in the Nelson Offer Letter), Mr. Nelson will be entitled to receive:

a prorated annual short-term incentive award for the year of termination, based on actual performance; and

full vesting of the special PRSUs he was granted in connection with his commencement of employment with us in 2021, with the number of PRSUs earned based on actual performance for the full performance period.

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Executive Compensation

The severance payments and benefits described above are subject to Mr. Nelson’s execution and non-revocation of a general release of claims in favor of the Company and continued compliance with applicable restrictive covenants.

Mr. Osvaldik

The Osvaldik Term Sheet provides that if Mr. Osvaldik’s employment terminates due to a Non-Extension Termination, then he will be entitled to receive:

a lump-sum payment, in cash and/or shares of Company common stock (as determined by the Company), equal to (i) 2.5x the target grant-date value of the 2023 Special Osvaldik Award, as disclosed in the Company’s annual Proxy Statement filed with the Securities and Exchange Commission on April 26, 2024 (the “Osvaldik Special Award Target Grant-Date Value”), minus (ii) the aggregate dollar value of the portion of the 2023 Special Osvaldik Award that vests as of July 1, 2026 (determined based on the Company’s closing stock price on such vesting date); provided, that in no event will such payment exceed $10,000,000;

Company-paid health and dental benefit coverage for up to 18 months following such termination; and

the Continued Mobile Discounts.

If Mr. Osvaldik’s employment is terminated by us without “cause” or by Mr. Osvaldik for “good reason” (each as defined in the Osvaldik Term Sheet) prior to July 2, 2026, then he will be entitled to receive:

a lump-sum payment, in cash and/or shares of Company common stock (as determined by the Company), equal to (i) a pro-rated portion of the 2.5x the Osvaldik Special Award Target Grant-Date Value (based on the number of days that he was employed during the period beginning on the 2023 Special Osvaldik Award grant date and ending on the date of such termination), minus (ii) the aggregate dollar value of the portion of the 2023 Special Osvaldik Award that vests in connection with such termination pursuant to the Osvaldik Term Sheet (as described below and determined based on the Company’s closing stock price on the termination date); provided, that in no event will such payment exceed a pro-rated portion of $10,000,000 (based on the number of days that he was employed during the period beginning on the 2023 Special Osvaldik Award grant date and ending on the date of such termination);

Company-paid health and dental benefit coverage for up to 18 months following such termination;

the Continued Mobile Discounts; and

if the termination date occurs prior to July 1, 2026, vesting of a portion of the 2023 Special Osvaldik Award determined by multiplying (x) the total number of shares subject to such award that would, absent Mr. Osvaldik’s termination of employment, become earned and vested based on actual performance attained during the applicable performance period ending on the last day of the Company’s fiscal quarter ending immediately prior to the termination date by (y) a fraction, the numerator of which is the number of days between the 2023 Special Osvaldik Award grant date and the date of such termination, and the denominator of which is the number of days in the full performance period.

The severance payments and benefits described above are subject to Mr. Osvaldik’s execution and non-revocation of a general release of claims in favor of the Company and continued compliance with applicable restrictive covenants.

Under the Osvaldik Term Sheet, upon Mr. Osvaldik’s termination due to a Non-Extension Termination or due to a termination by us without “cause” or by Mr. Osvaldik for “good reason” at any time during the term of the Osvaldik Term Sheet, Mr. Osvaldik will forfeit any outstanding and unvested long-term incentive awards (after taking into account the accelerated vesting of the 2023 Special Osvaldik Award noted above), as well as his short-term incentive award for the calendar year of termination.

The Osvaldik Term Sheet provides that if Mr. Osvaldik’s employment terminates during the term of the Osvaldik Term Sheet in a manner that results in him becoming entitled to both (i) severance under the Osvaldik Term Sheet and (ii) severance under the Executive Continuity Plan (as discussed below) and vesting of his long-term incentive awards in connection with a change in control of the Company (the amounts in this clause (ii), the “Osvaldik CIC Benefits”), then he will either receive the severance payments payable under the Osvaldik Term Sheet or the Osvaldik CIC Benefits, whichever have a greater aggregate value.

Mr. Katz

The Katz Term Sheet (which became effective in March 2025) provides if Mr. Katz’s employment is terminated by the Company without “cause” or by Mr. Katz for “good reason” (each as defined in the Katz Term Sheet), then he will be entitled to receive:

a lump-sum payment equal to two times the sum of his then-current base salary and then-current target annual short-term incentive award;

his earned but unpaid annual short-term incentive award from the preceding fiscal year (if any);

a prorated portion of his annual short-term incentive award for the fiscal year of termination, based on actual performance;

■ PROXY STATEMENT 2025	63

Executive Compensation

with respect to time-based long-term incentive awards, the next tranche of RSUs scheduled to vest shall immediately become fully vested;

with respect to performance-based long-term incentive awards, a pro-rated number of PRSUs shall vest based on actual performance and the number of days that the executive had been employed from the grant date through the regularly-scheduled vesting date;

Company-paid health and dental benefit coverage for up to 18 months following termination; and

the Continued Mobile Discounts.

The severance payments and benefits described above are subject to Mr. Katz’s execution and non-revocation of a general release of claims in favor of the Company and continued compliance with applicable restrictive covenants. The Katz Term Sheet provides that if Mr. Katz’s employment terminates during the term of the Katz Term Sheet in a manner that results in him becoming entitled to both (i) severance under the Katz Term Sheet and (ii) severance under the Executive Continuity Plan and vesting of his long-term incentive awards in connection with a change in control of the Company (the amounts in this clause (ii), together with Company-paid health and dental benefit coverage and outplacement services under the Severance Guidelines, the “Katz CIC Benefits”), then he will either receive the severance payments payable under the Katz Term Sheet or the Katz CIC Benefits, whichever have a greater aggregate value.

Executive Severance Benefit Guidelines

Under the Company’s Executive Severance Benefit Guidelines (“Severance Guidelines”), which covered all Named Executive Officers during 2024 (other than Mr. Sievert and, commencing as of September 12, 2024, Mr. Osvaldik), if a covered executive’s employment is terminated without cause or the executive resigns for good reason then we will consider providing the applicable executive with the following benefits (collectively referred to as the “Severance Guideline Benefits”):

a lump-sum cash payment of two times the executive’s total target cash (composed of annual salary and target annual bonus);

a prorated annual short-term incentive for the current fiscal year, based on actual performance;

COBRA benefit payments for up to 12 months following termination; and

12 months of outplacement services (valued at $4,200).

Any cash severance paid under the Severance Guidelines will be reduced by any cash severance payments payable to the applicable executive pursuant to any other severance plans or agreements (including amounts payable under the applicable executive’s employment arrangement and/or, if applicable, the Executive Continuity Plan (as discussed below)).

2023 Plan, 2013 Plan and 2015 Plan

On March 17, 2025, the Company entered into an amendment to the outstanding time-based RSU and PRSU awards held by certain of our executives under the 2023 Plan, 2013 Plan and/or 2015 Plan, including Mr. Freier and Ms. Field. Pursuant to the amendment, if an executive’s employment with the Company is terminated by the Company without “cause” or by the executive for “good reason” (each as defined in the amendment), subject to the executive’s execution and non-revocation of a general release of claims in favor of the Company: (i) the next tranche of RSUs scheduled to vest shall immediately become fully vested, and (ii) a pro-rated number of PRSUs shall vest based on actual performance and the number of days that the executive had been employed from the grant date through the regularly-scheduled vesting date.

Termination due to a Workforce Reduction or Divestiture

Annual Short-Term Incentive Award

Under our 2024 STIP, if any Named Executive Officer, other than Mr. Sievert, experiences a termination of employment as a result of a workforce reduction or a sale of a business unit, then the Named Executive Officer would receive (i) a prorated short-term incentive award for the year of termination, based on actual performance and (ii) any earned, unpaid annual short-term incentive award for the preceding fiscal year (if any).

2023 Plan, 2013 Plan and 2015 Plan

Pursuant to the award agreements governing long-term incentive awards granted under the 2023 Plan, 2013 Plan and 2015 Plan, in the event that any Named Executive Officer, other than Mr. Sievert, experiences a termination of employment as a result of a workforce reduction or divestiture, then (i) the next tranche of RSUs scheduled to vest shall immediately become fully vested, and (ii) a pro-rated number of PRSUs shall vest based on actual performance and the number of days that the executive had been employed from the grant date through the regularly-scheduled vesting date.

64	PROXY STATEMENT 2025 ■

Executive Compensation

Termination Due to Retirement

Mr. Sievert

The Sievert Employment Agreement provides that Mr. Sievert may retire on or after April 1, 2026 by providing at least 12 months’ written notice to the Company of his proposed retirement date (a “qualifying retirement”). If Mr. Sievert’s employment terminates due to a “qualifying retirement” (including due to the Company accelerating his retirement date after receiving his retirement notice (a “Company Retirement Acceleration”)), then he will be entitled to receive (subject to his timely execution and non-revocation of a release of claims in favor of the Company and compliance with applicable restrictive covenants):

a lump-sum cash payment of the product of (x) two times the sum of (i) his base salary plus (ii) his target short-term incentive (in each case, as in effect at the time of termination or, if later, as of the proposed retirement date), and (y) the applicable “Retirement Multiple” (defined as (i) 0.6 if his proposed retirement date is on or after April 1, 2026 but before April 1, 2027; (ii) 0.75 if his proposed retirement date is on or after April 1, 2027 but before April 1, 2028; and (iii) 1.0 if his proposed retirement date is on or after April 1, 2028);

his unpaid annual short-term incentive award from the preceding fiscal year (if any);

in the event of a Company Retirement Acceleration, a lump sum payment equal to the base salary that would have been paid to Mr. Sievert from his termination date through Mr. Sievert’s proposed retirement date;

in the event of a Company Retirement Acceleration which accelerates Mr. Sievert’s termination date to an earlier calendar year than the year in which the proposed retirement date is to occur, a short-term incentive award for the year of termination, based on actual performance results for such year;

either (i) in the event of a Company Retirement Acceleration which accelerates Mr. Sievert’s termination date to an earlier calendar year than the year in which the proposed retirement date is to occur, a pro-rata short-term incentive award for the year in which the proposed retirement date is to occur, based on actual performance results for such year through the proposed retirement date, or (ii) if the preceding clause (i) does not apply, a pro-rata short-term incentive award for the year in which Mr. Sievert’s termination date occurs, based on actual performance results for such year through the date of termination (or if later, through the proposed retirement date);

with respect to Mr. Sievert’s then-outstanding long-term incentive awards:

a portion of each time-based long-term incentive award, determined by multiplying (x) the total number of then-unvested shares or units, as applicable, subject to the award, by (y) the Retirement Multiple, will vest; and

with respect to performance-based long-term incentive awards:

a portion of each performance-based long-term incentive award, determined by multiplying (x) the total number of shares or units, as applicable, subject to such award by (y) a fraction, the numerator of which is the number of days between the commencement of the applicable performance period in effect as of Mr. Sievert’s termination of employment through the date of such termination, and the denominator of which is the number of days in the full performance period, by (z) the Retirement Multiple, will vest based on actual performance through the termination date; and

a portion of each performance-based long-term incentive award, determined by multiplying (x) the total number of shares or units, as applicable, subject to such award by (y) a fraction, the numerator of which is the number of days between the date of Mr. Sievert’s termination of employment and the end of the applicable performance period in effect as of such termination, and the denominator of which is the number of days in the full performance period, by (z) the Retirement Multiple will vest at the greater of target or actual performance as of such termination date;

Company-paid group medical and dental benefits for up to 18 months following termination (or, if later, following the proposed retirement date);

the Continued Office/Assistant Benefits; and

the Continued Mobile Discounts.

Mr. Nelson

Pursuant to the Nelson Offer Letter, upon Mr. Nelson’s voluntary resignation from employment after reaching 60 years of age (following at least six months’ prior written notice), he will be entitled to receive (subject to his timely execution and non-revocation of a release of claims in favor of the Company and compliance with applicable restrictive covenants):

a prorated portion of his annual short-term incentive award for the fiscal year of termination, based on actual performance through the calendar quarter ending immediately prior to termination (or, for a termination during the first calendar quarter of any year, at target);

■ PROXY STATEMENT 2025	65

Executive Compensation

his outstanding and unvested RSUs shall remain outstanding and shall continue to vest and be paid in accordance with the terms of the applicable award agreements;

his PRSUs shall remain outstanding and shall continue to vest and be paid in accordance with the terms of the applicable award agreement, with the number of PRSUs earned based on the lesser of (i) actual performance during the full performance period or (ii) actual performance during the portion of the performance period ending on the termination date;

Company-paid group medical and dental benefits for up to 18 months following termination; and

the Continued Mobile Discounts.

In addition, under the Nelson Offer Letter, upon Mr. Nelson’s death or disability following his retirement but prior to the last date on which any RSUs and/or PRSUs become vested in accordance with the Nelson Offer Letter, his then-outstanding and unvested RSUs and PRSUs will vest in full as of the date of his death or disability, with the number of PRSUs earned determined as described above.

Termination in Connection with a Corporate Restructuring, Business Combination or Change in Control

Executive Continuity Plan

Each of Messrs. Osvaldik, Nelson, Katz and Freier and Ms. Field participate in the Company’s Executive Continuity Plan, which provides that participants who are terminated within 24 months following a change in control of the Company without cause or by the participant due to a constructive termination or for good reason are entitled to receive (subject to the applicable executive’s timely execution and non-revocation of a release of claims in favor of the Company) two times the sum of (a) the executive’s base salary plus (b) the greater of the executive’s target annual short-term incentive award (i) at the time of termination, or (ii) immediately prior to the change in control, payable in a lump-sum amount within 60 days following termination. Any cash severance paid to the applicable executive (other than Mr. Osvaldik) under the Executive Continuity Plan will be reduced by any cash severance payments payable to such executive pursuant to any other severance plans or agreements (including employment arrangements). If Mr. Osvaldik becomes entitled to severance under the Executive Continuity Plan during the term of the Osvaldik Term Sheet, such severance will only be paid to the extent the Osvaldik CIC Benefits are greater than the severance otherwise payable under the Osvaldik Term Sheet (as further described above under “—Potential Payments upon Termination or in Connection with a Change in Control—Termination Without Cause or for Good Reason (No Change in Control)”).

Long-Term Incentive Awards

Pursuant to the 2023 Plan, the 2013 Plan, the 2015 Plan and the award agreements governing the long-term incentive awards for our Named Executive Officers, if (i) a change in control occurs and outstanding awards are assumed, converted or replaced by the resulting entity, and (ii) on or after the change in control and within one year after the change in control, the executive’s employment or service is terminated by the Company other than for cause or by the executive for good reason, then: (a) all time-based long-term incentive awards will become fully vested, and (b) all performance-based long-term incentive awards will vest and be paid at the greater of target or actual performance determined as of the last trading day prior to the change in control.

Executive Severance Benefit Guidelines

Under the Severance Guidelines, which covered all Named Executive Officers during 2024 (other than Mr. Sievert and, commencing as of September 12, 2024, Mr. Osvaldik), if, as a result of a corporate reorganization, a covered Named Executive Officer is terminated or resigns after being offered a new position that would: (i) result in a greater than 5% reduction in total cash compensation, (ii) require a move to a work location more than 50 miles from the executive’s current work location, or (iii) significantly reduce their duties and responsibilities (including such a change to their existing position), then, in any such case, we will consider providing the applicable executive with the Severance Guideline Benefits. Any cash severance paid to the applicable executive under the Severance Guidelines will be reduced by any cash severance payments payable to such executive pursuant to any other severance plans or agreements (including amounts payable under the applicable executive’s employment arrangement and/or the Executive Continuity Plan (as applicable)).

2024 STIP

Under our 2024 STIP, which covered all Named Executive Officers during 2024, if a change in control occurs and, on or before the first anniversary of the change in control, either the executive’s employment is terminated by us without cause or the executive resigns for good reason, the executive’s annual short-term incentive award will become immediately earned and vested as of the date of termination based on the greater of target or actual performance as of the last trading day prior to the change in control or another specified date if determined by the Compensation Committee to be necessary or appropriate based on the applicable performance goal.

66	PROXY STATEMENT 2025 ■

Executive Compensation

“Best Pay” Provisions

The employment arrangements for Messrs. Sievert, Osvaldik and Nelson and our Executive Continuity Plan include “best pay” provisions under Code Section 280G, pursuant to which any “parachute payments” that become payable to the applicable executive will either be paid in full or reduced so that such payments are not subject to the excise tax under Code Section 4999, whichever results in the better after-tax treatment to the executive.

Change in Control (No Termination)

Pursuant to the 2023 Plan, the 2013 Plan, the 2015 Plan and award agreements thereunder, in the event of a change in control of the Company in which outstanding awards are not assumed, converted or replaced by the resulting entity, (i) all time-based LTI awards will become vested, (ii) all performance-based LTI awards will be deemed to be satisfied and paid at the greater of target or actual performance as of the last trading day prior to the change in control prorated up to and including the date of the change in control, and (iii) all annual short-term incentive awards will be paid at the greater of target or actual performance as of the last trading day prior to the change in control prorated up to and including the date of the change in control.

Estimated Payments

The following table presents the estimated compensation payable to each of the Company’s Named Executive Officers if a termination of employment and/or change in control (as applicable) had occurred as of December 31, 2024 under the circumstances described above. The amounts shown with respect to RSUs and PRSUs are based on the closing price of our common stock ($220.73 per share) on December 31, 2024. The estimated compensation is presented in the following benefit categories:

Cash Severance: reflects cash severance (i) in the case of termination in connection with a corporate reorganization or a termination without cause (including, for Mr. Sievert, our non-renewal of his then-current employment term) or for good reason before a change in control (x) under the Severance Guidelines or (y) pursuant to the Sievert Employment Agreement, the Osvaldik Term Sheet and/or the Nelson Offer Letter; and (ii) in the case of termination without cause or for good reason in connection with or after a corporate reorganization or change in control, under the Executive Continuity Plan;

RSUs: market value, as of December 31, 2024, of unvested time-based RSUs that would vest pursuant to the 2023 Plan, the 2013 Plan, the 2015 Plan, related award agreements, the Sievert Employment Agreement, the Osvaldik Term Sheet and/or the Nelson Offer Letter;

PRSUs: market value, as of December 31, 2024, of unvested PRSUs (assuming performance at target) that would vest pursuant to the 2023 Plan, the 2013 Plan, the 2015 Plan, related award agreements, the Sievert Employment Agreement, the Osvaldik Term Sheet and/or the Nelson Offer Letter;

2024 STIP: portion of the 2024 short-term cash incentive that would be paid pursuant to the 2024 STIP, the Sievert Employment Agreement, the Osvaldik Term Sheet and/or the Nelson Offer Letter;

Medical Coverage: estimated value of payment for continued medical coverage under COBRA pursuant to the terms of our Severance Guidelines, the Sievert Employment Agreement, the Osvaldik Term Sheet and/or the Nelson Offer Letter;

Continued Mobile Service Discounts: value of these discounts pursuant to the terms of the Sievert Employment Agreement and the Osvaldik Term Sheet will be determined based on the mobile service plan in place at the time of actual termination;

Executive Office and Office Assistant: estimated potential value of this service pursuant to the terms under the Sievert Employment Agreement; and

Outplacement Services: estimated potential value of this service pursuant to the terms of our Severance Guidelines.

While not contractually obligated to provide medical coverage or outplacement services pursuant to certain existing employment agreements, consistent with our general practices, we plan to provide similar medical coverage and outplacement services to all of our executive officers. The actual amounts that may become payable to our Named Executive Officers can be determined only following the officer’s termination and the conclusion of all relevant incentive plan performance periods.

■ PROXY STATEMENT 2025	67

Executive Compensation

Except in connection with a retirement by Messrs. Nelson or Sievert, if an executive voluntarily leaves the Company (other than for good reason), the executive is not entitled to any severance compensation.

Name	Termination in Connection with Reorganization Before a Change in Control ($)	Termination Without Cause or for Good Reason in Connection with or After a Change in Control ($)	Death or Disability ($)

G. Michael Sievert
Cash Severance	12,950,000	12,950,000	—
Time-Based RSUs	28,821,378	28,821,378	28,821,378
Performance-Based RSUs	59,741,237	59,741,237	59,741,237
2024 STIP	4,625,000	4,625,000	4,625,000
Office & Assistant	450,000	450,000	—
Medical Coverage	28,342	28,342	—
Outplacement Services	4,200	4,200	—
Total Estimated Value	106,620,157	106,620,157	93,187,615

Peter Osvaldik
Cash Severance	4,139,000	5,850,000	—
Time-Based RSUs	—	10,191,546	10,191,546
Performance-Based RSUs	8,304,027	32,247,549	32,247,549
2024 STIP	—	1,950,000	1,950,000
Medical Coverage	46,398	30,932	—
Outplacement Services	—	4,200	—
Total Estimated Value	12,489,425	50,274,227	44,389,095

Mark W. Nelson
Cash Severance	5,557,500	5,557,500	—
Time-Based RSUs	5,529,213	10,367,467	10,367,467
Performance-Based RSUs	11,062,294	16,587,197	16,587,197
2024 STIP	1,803,750	1,803,750	1,803,750
Medical Coverage	26,425	26,425	—
Outplacement Services	4,200	4,200	—
Total Estimated Value	23,983,381	34,346,539	28,758,415

Michael J. Katz
Cash Severance	4,845,000	4,845,000	—
Time-Based RSUs	3,792,141	7,784,264	7,784,264
Performance-Based RSUs	6,914,611	11,376,424	11,376,424
2024 STIP	1,572,500	1,572,500	1,572,500
Medical Coverage	32,513	32,513	—
Outplacement Services	4,200	4,200	—
Total Estimated Value	17,160,965	25,614,902	20,733,188

Jonathan A. Freier
Cash Severance	4,702,500	4,702,500	—
Time-Based RSUs	3,479,588	6,985,884	6,985,884
Performance-Based RSUs	6,501,136	10,438,763	10,438,763
2024 STIP	1,526,250	1,526,250	1,526,250
Medical Coverage	32,513	32,513	—
Outplacement Services	4,200	4,200	—
Total Estimated Value	16,246,187	23,690,110	18,950,897

Callie R. Field
Cash Severance	4,702,500	4,702,500	—
Time-Based RSUs	3,354,213	6,860,509	6,860,509
Performance-Based RSUs	6,140,784	10,062,639	10,062,639
2024 STIP	1,526,250	1,526,250	1,526,250
Medical Coverage	9,305	9,305	—
Outplacement Services	4,200	4,200	—
Total Estimated Value	15,737,252	23,165,404	18,449,398

In addition to the items described above, the Named Executive Officers are entitled to receive amounts earned during the term of employment through the date of termination. These amounts, which are not included in the table, include earned base salary, vested awards under our long-term incentive awards, any vested entitlements under our applicable employee benefit plans, including vested 401(k) plan balances, and rights to continuation of coverage under our group medical plans at the Named Executive Officer’s expense.

68	PROXY STATEMENT 2025 ■

Executive Compensation

PAY RATIO

As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing the following information regarding the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Sievert, our Chief Executive Officer. We have calculated the 2024 total annual compensation for our median employee to be $74,097. Our Chief Executive Officer’s total annual compensation for 2024, as set forth in the 2024 Summary Compensation Table above (adjusted to include his employer-paid health benefits with respect to 2024), was $30,053,510. The estimated ratio of the total compensation of Mr. Sievert to the annual total compensation of our median employee was 406 to 1. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with applicable rules of the SEC. This information is being provided for compliance purposes. Neither the Compensation Committee nor management of the Company used the pay ratio measure in making compensation decisions.

We identified the median employee by preparing a listing of 68,162 individuals (including only U.S. individuals and excluding employees from the Mint transaction and Mr. Sievert) who were employed by us on December 31, 2024, the last day of the calendar year, and examining the 2024 total compensation paid to each such individual as reflected in our payroll records for 2024. We included all such employees (other than Mr. Sievert), whether employed on a full-time, part-time, or seasonal basis who received a paycheck in the final pay period of the year. As is permitted under Item 402(u) of Regulation S-K, we utilized the “de minimis” exemption to exclude all five of our non-U.S. employees from the dataset. Of the excluded non-U.S. employees, one is located in Austria, one is located in Denmark and the remaining three are located in the Netherlands.

We did not make any assumptions, adjustments, or estimates with respect to total compensation paid, and we did not annualize the compensation for any employees that were not employed by us for all of 2024. We believe the use of total compensation paid for all employees as reflected in our payroll records is a consistently applied compensation measure due to our large part-time, retail and customer service employee population and practice of granting annual equity awards across our broad employee base.

Using the method described above, we identified a small sample of employees, consisting of the median employee and 26 other employees whose gross pay was very close to the median employee’s gross pay (“median group”). We then calculated annual total compensation for such employees using the same methodology we use for our Named Executive Officers as set forth in the 2024 Summary Compensation Table in this proxy statement, taking into account employer-paid costs for 2024 health benefits, and selected the median employee from this median group. We believe that our median employee’s compensation reasonably reflects the actual annual compensation of our employees generally in terms of realized pay and benefits.

■ PROXY STATEMENT 2025	69

Executive Compensation

Pay Versus Performance
The following table summarizes the relationship between the compensation paid to our Chief Executive Officer(s) (referred to in this discussion as our “PEO(s)”) and the other Named Executive Officers (referred to in this discussion as our
“Non-PEO
NEOs”) and our financial performance for the fiscal years shown in the table below.

Year (1)	Summary Compensation Table Total for PEO (Mr. Sievert) ($)	Summary Compensation Table Total for PEO (Mr. Legere) ($)	Compensation Actually Paid to PEO (Mr. Sievert) ($) (2) (3)	Compensation Actually Paid to PEO (Mr. Legere) ($) (2) (3)	Average Summary Compensation Table Total for Non-PEO NEOs (2) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($) (2) (3)	Value of Initial Fixed $100 Investment Based on:		Net Income (millions) ($)	Company Selected Financial Measure (Adj. Free Cash Flow) (5) (millions) ($)
							TMUS Total Shareholder Return ($) (4)	Peer Group Total Shareholder Return (4) ($)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2024	30,040,245	—	70,190,679	—	9,778,552	20,462,125	287	109	11,339	17,032

2023	37,488,851	—	55,021,146	—	10,759,665	13,633,451	206	84	8,317	13,586

2022	29,060,048	—	86,602,023	—	10,461,699	21,148,334	179	81	2,590	7,656

2021	22,610,659	—	(15,052,969)	—	9,689,891	3,906,500	148	86	3,024	5,646

2020	54,914,014	137,195,887	143,189,517	159,658,024	15,474,100	36,420,755	172	94	3,064	3,001

1
In accordance with applicable SEC rules, since Messrs. Legere and Sievert both served as Chief Executive Officer during 2020, they are each included in the table above and corresponding footnotes as a PEO. Accordingly, the PEOs and
Non-PEO
NEOs for the applicable years were as follows:

Year	PEO	Non-PEO NEOs

2024	G. Michael Sievert	Peter Osvaldik, Mark W. Nelson, Michael J. Katz, Jonathan A. Freier, Callie R. Field

2023	G. Michael Sievert	Peter Osvaldik, Mark W. Nelson, Michael J. Katz, Jonathan A. Freier, Callie R. Field

2022	G. Michael Sievert	Peter Osvaldik, Neville R. Ray, Mark W. Nelson, Peter A. Ewens, Brandon D. Draper

2021	G. Michael Sievert	Peter Osvaldik, Neville R. Ray, Mark W. Nelson, Peter A. Ewens, David A. Miller

2020	G. Michael Sievert & John J. Legere	Peter Osvaldik, Neville R. Ray, Peter A. Ewens, David A. Miller, David R. Carey

2
The Summary Compensation Table totals reported for the PEOs and the average of the
Non-PEO
NEOs for each fiscal year were subject to the following adjustments per Item 402(v)(2)(iii) of Regulation
S-K
to calculate “Compensation Actually Paid”:

	2024

	Mr. Sievert ($)	Average Non-PEO NEOs ($)

Summary Compensation Table Total	30,040,245	9,778,552

Adjustments

Deduction for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table for Applicable Fiscal Year	(20,422,982)	(6,051,854)

Increase in Fair Value of Awards Granted during Applicable Fiscal Year that Remain Unvested as of Applicable Fiscal Year that Remained Outstanding and Unvested as of Applicable Fiscal Year End	30,582,514	9,062,396

Increase for Fair Value of Awards Granted during Prior Fiscal Year that Remained Outstanding and Unvested as of Applicable Fiscal Year End, determined based on change in ASC 718 Fair Value from Prior Fiscal Year End to Applicable Fiscal Year End	30,039,861	6,736,393

Deduction/Increase in Fair Value of Awards Granted during Prior Fiscal Year that Vested During Applicable Fiscal Year, determined based on change in ASC 718 Fair Value from Prior Fiscal Year End to Vesting Date	(48,959)	936,639

TOTAL ADJUSTMENTS	40,150,434	10,683,573

Compensation Actually Paid	70,190,679	20,462,125

3
“Compensation Actually Paid” excludes the Stock Awards column from the relevant fiscal year’s Summary Compensation Table total. The equity values utilized in determining “Compensation Actually Paid” instead reflect the aggregate of the following components, as applicable: (i) the fair value as of the end of the listed fiscal year of unvested equity awards granted in that year; (ii) the change in fair value during the listed fiscal year of equity awards granted in prior years that remained outstanding and unvested at the end of the listed fiscal year; and (iii) the change in fair value during the listed fiscal year through the vesting date of equity awards granted in prior years that vested during the listed fiscal year, less the fair value at the end of the prior year of awards granted prior to the listed fiscal year that failed to meet applicable vesting conditions during the listed fiscal year. Equity values are calculated in accordance with ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant. For additional information regarding the valuation assumptions used to calculate the fair value of our equity awards, please see the notes to our financial statements in our Annual Report on Form
10-K
for the applicable fiscal year.

70	PROXY STATEMENT 2025 ■

Executive Compensation

4
TMUS Total Shareholder Return represents cumulative TSR on a fixed investment of $100 in our common stock for the period beginning on the last trading day of 2019 through the end of the relevant fiscal year, assuming reinvestment of all dividends. Peer Group TSR represents the cumulative TSR on a fixed investment of $100 (the “Peer Group TSR”) of the Dow Jones U.S. Telecommunications Index for the period beginning on the last trading day of 2019 through the end of the relevant fiscal year, assuming reinvestment of all dividends. The values included in the columns titled “Compensation Actually Paid” to our PEO and the
Non-PEO
NEOs, calculated in accordance with SEC disclosure rules, in each of the fiscal years reported above and over the four-year cumulative period shows how the compensation awarded fluctuated year-over-year, primarily based on our stock price as of the last day of the listed fiscal year, among other factors.

5
The Company has identified Adjusted Free Cash Flow as the company-selected measure for the pay versus performance disclosure, as it represents the most important financial performance measure used to link compensation actually paid to the PEO and the
Non-PEO
NEOs in 2024 to the Company’s performance. For the year ended December 31, 2020, Adjusted Free Cash Flow excluded gross payments for the settlement of interest rate swaps. See Appendix A to this Proxy Statement for a reconciliation of Adjusted Free Cash Flow, and Adjusted Free Cash Flow, excluding gross payments for the settlement of interest rate swaps, non-GAAP measures, to the most directly comparable GAAP measure.

Relationship Between Compensation Actually Paid and Performance Measures
The table below reflects the relationship between the “Compensation Actually Paid” to Mr. Sievert, our PEO, and the average “Compensation Actually Paid” to the
Non-PEO
NEOs and the performance measures shown in the pay versus performance table from 2020 to 2024:

Period	Compensation Actually Paid to Mr. Sievert	Average Compensation Actually Paid to other NEOs	TMUS TSR	Peer Group TSR	Net Income	Adj. Free Cash Flow

2020 to 2024	-51%	-44%	187%	9%	270%	468%

Relationship Between Compensation Actually Paid to Mr. Sievert and the Average of the Compensation Actually Paid to the
Non-PEO
NEOs and the Company’s Cumulative TSR.
From 2020 to 2024, the compensation actually paid to our PEO and the average of the compensation actually paid to the
Non-PEO
NEOs decreased by 51% and 44%, respectively, compared to a 187% increase in our TSR over the same time period.
Relationship Between Compensation Actually Paid to Mr. Sievert and the Average of the Compensation Actually Paid to the
Non-PEO
NEOs and the Company’s Net Income.
From 2020 to 2024, the compensation actually paid to our PEO and the average of the compensation actually paid to the
Non-PEO
NEOs decreased by 51% and 44%, respectively, compared to a 270% increase in our Net Income over the same time period.
Relationship Between Compensation Actually Paid to Mr. Sievert and the Average of the Compensation Actually Paid to the
Non-PEO
NEOs and the Company’s Adjusted Free Cash Flow.
From 2020 to 2024, the compensation actually paid to our PEO and the average of the compensation actually paid to the
Non-PEO
NEOs decreased by 51% and 44%, respectively, compared to a 468% increase in our Adjusted Free Cash Flow over the same time period.
Relationship Between the Company’s TSR and the Peer Group TSR.
Peer Group TSR increased by 9% from 2020 to 2024 as compared to the Company’s TSR, which increased by 187% over the same time period. As the values change considerably from year-to-year
based on stock price performance, they further demonstrate the
“pay-for-performance”
compensation philosophy of our executive compensation program. As the table demonstrates, the compensation of our PEO and the
Non-PEO
NEOs is higher when our stock price performs well, and lower when the stock price does not perform as well, demonstrating the clear alignment of interests of our PEO and the
Non-PEO
NEOs and our stockholders.
PAY VERSUS PERFORMANCE TABULAR LIST
We believe the following performance measures represent the most important financial performance measures used by us to link compensation actually paid to our NEOs for the fiscal year ended December 31, 2024:

Service Revenue;

Core Adjusted EBITDA; and

Adjusted Free Cash Flow.
In the “Compensation Discussion and Analysis”
section
of this Proxy Statement, we provide greater detail on the elements of our executive compensation program and our
“pay-for-performance”
compensation philosophy. We believe the Company’s executive compensation program appropriately rewards our PEO and the
Non-PEO
NEOs for Company and individual performance, promotes retention of our senior leadership team and supports long-term value creation for our stockholders.

■ PROXY STATEMENT 2025	71

Executive Compensation

Equity Compensation Plan Information
The following table provides information as of December 31, 2024, with respect to outstanding equity awards and shares available for future issuance under our equity compensation plans.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#) (a)		Weighted Average Exercise Price of Options, Warrants and Rights ($) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)(#) (c)

Equity Compensation Plans Approved by Stockholders:				40,884,936	(3)

Stock Options	—	(2)	—	—

Restricted Stock Units	5,831,613	(2)	—	—

Equity Compensation Plans Not Approved by Stockholders (1)	—		—	—

Total	5,831,613		—	40,884,936	(3)

1
The Layer3 TV, Inc. 2013 Stock Plan, the Sprint Corporation 2007 Omnibus Incentive Plan and the 2015 Plan were assumed by the Company in connection with prior mergers or other acquisitions and have not been approved by
T-Mobile’s
stockholders. No further awards may be granted under any of these plans. An aggregate of 1,500,979 shares of common stock may be issued upon the exercise or settlement (as applicable) of outstanding options, RSUs and PRSUs (calculated assuming target performance) under our non-stockholder
approved equity compensation plans as follows: (i) Layer3 TV, Inc. 2013 Stock Plan, 2,462 shares; (ii) Sprint Corporation 2007 Omnibus Incentive Plan, 26,772 shares; and (iii) the 2015 Plan, 1,471,745 shares. The weighted average exercise price of options granted under our non-stockholder
approved equity compensation plans is $53.34. RSUs and PRSUs do not have an exercise price and are not included in the weighted average exercise price.

2
Represents the number of underlying shares of common stock associated with outstanding options or RSUs and PRSUs, as applicable, granted under our 2023 Plan and 2013 Plan (with PRSUs calculated assuming target performance).

3
Represents the number of shares available for future issuance under stockholder approved equity compensation plans as of December 31, 2024, which is comprised of 29,112,227 shares under our 2023 Plan and 11,772,709 shares under our ESPP. 11,772,709 shares are subject to outstanding rights under the ESPP (of which 712,672 were purchased on March 31, 2025 for the offering period that included December 31, 2024). The ESPP allows eligible employees to purchase shares at 85% of the lower of the fair market value on the first or last trading day of the six-month
offering period.

72	PROXY STATEMENT 2025 ■

The following table sets forth information, as of March 31, 2025, regarding the beneficial ownership of our common stock by:

each of our directors and director nominees;

each of the Named Executive Officers;

all of our directors and executive officers as a group; and

each person known by us to beneficially own more than 5% of the outstanding shares of our common stock.

The beneficial ownership information has been presented in accordance with SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below and except to the extent authority is shared by spouses under applicable law, to our knowledge, each of the persons set forth below has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by him or her. The number of shares of common stock used to calculate each listed person’s percentage ownership of each such class includes the shares of common stock underlying options or other convertible securities held by such person that are exercisable or vest within 60 days after March 31, 2025.

	Common Stock Beneficially Owned
	Number	Percentage

Directors, Nominees and Named Executive Officers[1]

André Almeida	3,808	*

Marcelo Claure[2]	3,287,126	*

Thomas Dannenfeldt	—	*

Srikant M. Datar[3]	33,601	*

Callie R. Field	71,476	*

Jonathan A. Freier	152,256	*

Timotheus Höttges	—	*

Christian P. Illek	—	*

James J. Kavanaugh	1,582	*

Michael J. Katz	103,935	*

Raphael Kübler	—	*

Thorsten Langheim	—	*

Dominique Leroy	—	*

Letitia A. Long	4,196	*

Mark W. Nelson[4]	15,313	*

Peter Osvaldik	22,608	*

G. Michael Sievert	236,640	*

Teresa A. Taylor	4,174	*

Kelvin R. Westbrook	15,823	*

All directors, nominees, and executive officers as a group (23 persons)	4,164,590	*

Beneficial Owners of More Than 5%:

Deutsche Telekom AG5 Friedrich-Ebert-Alle 140 53113 Bonn, Germany	670,278,284	58.9%

SoftBank Group Corp.[6] 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo, 105-7303 Japan	85,361,065	7.5%

*	Represents less than 1%
1	Unless otherwise indicated, the address of each person is c/o T-Mobile US, Inc., 3655 131st Avenue SE, Bellevue, Washington 98006.

■ PROXY STATEMENT 2025	73

Security Ownership of Principal Stockholders & Management

2

Includes 1,441,204 shares of common stock held indirectly by Claure Mobile and 1,842,191 shares of common stock that are pledged to secure a line of credit with an unrelated third-party bank. This pledge pre-dated the Sprint Combination and may be maintained by Mr. Claure for as long as he holds the subject shares.

3.

Includes 8,200 shares of common stock held by Datar Investment LLC, 11,724 shares held by Safari LLC, and 11,843 shares held by Legacycap LLC. Mr. Datar is a co-manager of Datar Investment LLC, Safari LLC, and Legacycap LLC and has shared voting and investment power over the securities held by these entities.

4	Includes 13,006 shares of common stock from vested RSUs that have been deferred.
5

According to the Schedule 13D/A filed by Deutsche Telekom on March 14, 2025, reflecting 588,483,619 shares of common stock held of record by Deutsche Telekom Holding B.V., which is a direct wholly owned subsidiary of T-Mobile Global Holding GmbH, which is a direct wholly owned subsidiary of T-Mobile Global Zwischenholding GmbH, which is a direct wholly owned subsidiary of Deutsche Telekom, over which shares each of the foregoing entities claims sole voting and dispositive power. Also includes (i) 33,043,108 shares of common stock held by Delaware Project 6 L.L.C. (“Project 6 LLC”), a wholly owned subsidiary of SoftBank and (ii) 48,751,557 shares of Common Stock held by Project 9 L.L.C. (“Project 9 LLC”), a wholly owned subsidiary of SoftBank, both of which are subject to a voting proxy (the “SoftBank Proxy”) pursuant to the Proxy Agreement, pursuant to which SoftBank has agreed to vote such shares in the manner directed by Deutsche Telekom.

6

According to the Schedule 13D/A filed by SoftBank on July 2, 2024, reflecting sole dispositive power with respect to 85,361,065 shares of common stock. The shares are held directly by Delaware Project 4 L.L.C. (“Project 4 LLC”), Project 6 LLC and Project 9 LLC each a wholly owned subsidiary of SoftBank. SoftBank has entered into the SoftBank Proxy pursuant to which SoftBank has agreed to vote any shares beneficially owned by SoftBank (other than the shares held by Project 4 LLC) in the manner directed by Deutsche Telekom. As a result, SoftBank does not have voting power with respect to any such shares of common stock (other than the shares held by Project 4 LLC).

74	PROXY STATEMENT 2025 ■

Related Person Transactions

We are a participant in a number of related person transactions (as defined in the Related Person Transaction Policy described below) with our significant stockholders, Deutsche Telekom and SoftBank, and their respective affiliates. These transactions include important financing arrangements and commercial arrangements pursuant to which we obtain or provide various services and/or license intellectual property or technology. SoftBank and its affiliates ceased to be related persons in September 2021 and became related persons again in December 2023, following the issuance of additional shares of the Company common stock pursuant to the Letter Agreement.

As noted below, certain transactions with Deutsche Telekom that occurred before the Metro Combination and certain transactions with SoftBank that occurred before the Sprint Combination or during the period when SoftBank and its affiliates ceased to be related persons following the Sprint Combination were not required to be approved in accordance with our Related Person Transaction Policy as Deutsche Telekom or SoftBank, as applicable, did not qualify as a related person at the time such transactions were entered into. Otherwise, each of the related person transactions with Deutsche Telekom or SoftBank or their respective affiliates was reviewed and approved by the Audit Committee in accordance with our then-current Related Person Transaction Policy. The Audit Committee considered, among other things, whether the terms of each transaction were comparable to those generally available in arm’s-length transactions with unaffiliated third parties and whether the related person transaction is consistent with the best interests of the Company. All factors that are considered by the Audit Committee are described below.

Related Person Transaction Policy

Under the Company’s written Related Person Transaction Policy, any proposed or existing transaction, arrangement or relationship involving a director, director nominee, executive officer, or a member of the immediate family of any of the foregoing, or a greater than 5% owner of our stock (a “related person”), must be reviewed by our General Counsel to determine whether such transaction is a related person transaction. A “related person transaction” is any transaction, arrangement or relationship or any series of transactions, arrangements or relationships in which:

the Company, or any of its subsidiaries, is, was or will be a participant;

the aggregate amount involved exceeds, or may be expected to exceed, $120,000; and

any related person has, had or will have a direct or indirect material interest.

A transaction, arrangement or relationship that is determined to be a related person transaction must be submitted to our Audit Committee for review, approval or ratification based on certain factors, including the following:

the nature of the related person transaction and the terms of the related person transaction;

the extent of the related person’s interest in the transaction;

the business reasons for the Company to enter into the related person transaction;

whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties;

whether the terms are comparable to those generally available in arm’s-length transactions with unaffiliated third parties;

whether the related person transaction is consistent with the best interests of the Company; and

in the case of any related person transaction involving an outside director of the Company, the potential impact of such related person transaction on such outside director’s independence and the Company’s continued compliance with the requirements under the Exchange Act, NASDAQ rules, or other applicable rules, laws and regulations.

■ PROXY STATEMENT 2025	75

Transactions with Related Persons & Approval

Transactions with Deutsche Telekom and SoftBank

Certain of the related person transactions with Deutsche Telekom or its affiliates described below were not required to be approved in accordance with our current Related Person Transaction Policy because they were entered into prior to or in connection with the consummation of the Metro Combination, at which time Deutsche Telekom became a “related person” and our current Related Person Transaction Policy became effective.

Similarly, certain of the related person transactions with SoftBank or its affiliates described below were not required to be approved in accordance with our current Related Person Transaction Policy because they were entered into prior to the consummation of the Sprint Combination or during the period when SoftBank or its affiliates ceased to be related persons following the consummation of the Sprint Combination.

STOCKHOLDERS’ AGREEMENT

Pursuant to the Second Amended and Restated Stockholders’ Agreement we entered into with Deutsche Telekom and SoftBank on June 22, 2020 (the “Stockholders’ Agreement”), we granted certain governance and other rights to Deutsche Telekom and SoftBank, and each of Deutsche Telekom and SoftBank agreed to certain restrictions. In September 2021, the Stockholders’ Agreement generally terminated with respect to SoftBank (except with respect to certain surviving provisions, including with respect to indemnification and contribution) when SoftBank ceased to hold at least 5% of the voting percentage of the outstanding stock of the Company. The Stockholders’ Agreement will also terminate with respect to Deutsche Telekom at any time Deutsche Telekom no longer holds at least 5% of the voting percentage of the outstanding stock of the Company.

The rights and restrictions applicable to Deutsche Telekom under the Stockholders’ Agreement are further outlined below:

Under the Stockholders’ Agreement, at all times when the sum of the collective voting percentage of Deutsche Telekom, SoftBank and Marcelo Claure is 50% or more, Deutsche Telekom can designate up to 10 nominees for election to our Board.

So long as Deutsche Telekom beneficially owns 30% or more of the outstanding shares of our common stock, without Deutsche Telekom’s consent, we are not permitted to take certain actions, including the incurrence of debt (excluding certain permitted debt) if our consolidated ratio of debt to cash flow for the most recently ended four full fiscal quarters for which financial statements are available would exceed 5.25 to 1.0 on a pro forma basis, the acquisition of any business, debt or equity interests, operations or assets of any person for consideration in excess of $1 billion, the sale of any of the Company’s or its subsidiaries’ divisions, businesses, operations or equity interests for consideration in excess of $1 billion, any change in the size of our Board, the issuances of equity securities in excess of 10% of our outstanding shares or for the purpose of redeeming or purchasing debt held by Deutsche Telekom, the repurchase or redemption of equity securities or the declaration of extraordinary or in-kind dividends or distributions other than on a pro rata basis, or the termination or hiring of our Chief Executive Officer.

We must notify Deutsche Telekom any time it is reasonably likely that we will default on any indebtedness with a principal amount greater than $75 million, and Deutsche Telekom will have the right, but not the obligation, to provide us with new debt financing up to the amount of the indebtedness that is the subject of the potential default plus any applicable prepayment or other penalties, on the same terms and conditions as such indebtedness (together with any waiver of the potential default).

As long as Deutsche Telekom beneficially owns 10% or more of the outstanding shares of our common stock, we must provide Deutsche Telekom with certain information and consultation rights, subject to certain confidentiality restrictions.

Deutsche Telekom may not support, enter into or vote in favor of any transaction in excess of $120,000 in the aggregate between or involving both us and Deutsche Telekom or any of its affiliates, or any amendment or modification to, extension or waiver of, or statement of work under, any such transaction, without the approval of our Audit Committee.

In the event that Deutsche Telekom’s voting percentage would be reduced to less than 30% as a direct result of a dilutive issuance, Deutsche Telekom will have the right to acquire newly issued voting securities issued from us up to an amount that would cause Deutsche Telekom’s voting percentage to equal its voting percentage prior to the dilutive issuance.

Deutsche Telekom and its affiliates are generally prohibited from acquiring our common stock if such acquisition would cause their collective beneficial ownership to exceed a certain percentage of the outstanding shares of our common stock unless they make an offer to acquire all of the then-remaining outstanding shares of our common stock at the same price and on the same terms and conditions as the proposed acquisition from all other stockholders of the Company, which is either (i) accepted or approved by the majority of the directors, which majority includes a majority of non-affiliated directors or (ii) accepted or approved by holders of a majority of our common stock held by stockholders other than Deutsche Telekom and its affiliates.

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Transactions with Related Persons & Approval

Deutsche Telekom is prohibited from transferring any shares of the Company’s common stock in any transaction that would result in the transferee owning more than 30% of the outstanding shares of the Company’s common stock unless (i) such transfer is approved by the majority of the directors or (ii) such transferee offers to acquire all of the then-outstanding shares of the Company’s common stock at the same price and on the same terms and conditions as the proposed transfer.

We have granted Deutsche Telekom certain demand and piggyback registration rights for shares of our common stock and debt securities beneficially owned by Deutsche Telekom.

Deutsche Telekom’s ability to compete with the Company in the United States, Puerto Rico and the territories and protectorates of the United States is subject to certain restrictions during the period beginning on the date of the closing of the Sprint Combination and ending on the date that is six months after the date on which Deutsche Telekom beneficially owns less than 10% of the outstanding shares of the Company’s common stock. In addition, in the case of Deutsche Telekom, for the period that commenced at the closing of the Sprint Combination and expires on the first anniversary of the termination of the trademark license in accordance with its terms, Deutsche Telekom may not manufacture, market or distribute any products or services under, or use in any way, the trademark “T-Mobile” in connection with certain specified activities, other than by the Company and its affiliates in accordance with the terms of the trademark license. The trademark license is more fully described below.

DEUTSCHE TELEKOM TRADEMARK LICENSE AGREEMENT

In connection with the Metro Combination, we and Deutsche Telekom entered into a trademark license agreement, pursuant to which we received (i) a limited, exclusive, non-revocable and royalty-bearing license to certain T-Mobile trademarks (including internet domains) for use in connection with telecommunications and broadband products and services in the United States, Puerto Rico and the territories and protectorates of the United States, (ii) a limited, non-exclusive, non-revocable and royalty-bearing license to use certain other trademarks for use in connection with telecommunications and broadband products and services in the United States, Puerto Rico and the territories and protectorates of the United States, and (iii) free of charge, the right to use the trademark “T-Mobile” as a name for the Company.

In 2024, we paid Deutsche Telekom royalties totaling approximately $80.0 million under the terms of the trademark license agreement. On the fifth anniversary of the trademark license, the Company and Deutsche Telekom have agreed to adjust the royalty rate to the royalty rate found under similar licenses for trademarks in the field of wireless telecommunication, broadband and information products and services in the territory through a binding benchmarking process.

The Business Combination Agreement included a proposed “Amendment No. 1 to the License Agreement” by which the parties agreed to a new royalty rate for the 10-year period commencing January 1, 2019, which retroactively took effect upon the successful conclusion of the Sprint Combination on April 1, 2020. Under Amendment No. 1 to the License Agreement, we are obligated to pay Deutsche Telekom a royalty in an amount equal to 0.25% (the “royalty rate”) of the net revenue (as defined in the trademark license) generated by products and services sold by the Company under the licensed trademarks subject to a cap of $80 million per calendar year through December 31, 2028. The trademark license contains certain quality control requirements, branding guidelines and approval processes that the Company is obligated to maintain.

Deutsche Telekom is obligated to indemnify us against trademark infringement claims with respect to certain licensed T-Mobile marks and has the right (but not the obligation) to indemnify us against trademark infringement claims with respect to certain other licensed trademarks. If Deutsche Telekom chooses not to defend us against trademark infringement claims with respect to certain other licensed trademarks, we have the right to defend ourselves against such claims. We are obligated to indemnify Deutsche Telekom against third-party claims due to the Company’s advertising or anti-competitive use by the Company of the licensed trademarks. Except for indemnification obligations and intentional misconduct, the liability of the Company and Deutsche Telekom is limited to €1 million per calendar year.

We and Deutsche Telekom are obligated to negotiate a new trademark license agreement when (i) Deutsche Telekom has 50% or less of the voting power of the outstanding shares of capital stock of the Company or (ii) any third party owns or controls, directly or indirectly, 50% or more of the voting power of the outstanding shares of capital stock of the Company, or otherwise has the power to direct or cause the direction of the management and policies of the Company. If we and Deutsche Telekom fail to agree on a new trademark license, either we or Deutsche Telekom may terminate the trademark license and such termination shall be effective, in the case of clause (i) above, on the third anniversary after notice of termination and, in the case of clause (ii) above, on the second anniversary after notice of termination. We have the right to continue to sell products under the licensed trademarks for a period of 12 months after termination or expiration of the trademark license. Additionally, we have the right to continue to use advertising materials bearing the licensed trademarks for a period of up to six months after termination or expiration of the trademark license.

DEUTSCHE TELEKOM FINANCING ARRANGEMENTS

During 2024, Deutsche Telekom held the T-Mobile USA senior notes described in the table below, which were issued in 2018. The outstanding notes are T-Mobile USA’s unsecured obligations and are guaranteed on a senior unsecured basis by the Company and by

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Transactions with Related Persons & Approval

all of T-Mobile USA’s wholly owned domestic restricted subsidiaries (other than certain designated special purpose entities, a reinsurance subsidiary and immaterial subsidiaries), all of T-Mobile USA’s restricted subsidiaries that guarantee certain of T-Mobile USA’s indebtedness and any future subsidiary of the Company that directly or indirectly owns any of T-Mobile USA’s equity interests. T-Mobile USA may, at its option, redeem some or all of these notes at any time on or after the date set forth in the table below under “Earliest optional redemption” at the redemption price set forth in the governing indenture, or prior to such dates at a specified “make-whole” redemption price, plus accrued and unpaid interest to, but not including, the redemption date.

Series	Largest principal amount outstanding during 2024	Principal amount as of March 31, 2025	Interest payment dates	Maturity	Earliest optional redemption	Principal paid in 2024	Interest paid in 2024	Other amounts paid (or received) in 2024

4.750% Senior Notes due 2028-1	$1,500,000,000	$1,500,000,000	February 1 and August 1	February 1, 2028	February 1, 2023	—	$71,250,000	$—

The series of T-Mobile USA senior notes held by Deutsche Telekom was issued pursuant to an indenture (the “Indenture”), dated as of April 28, 2013, among T-Mobile USA, the Company, the other guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee. The Indenture, as amended and supplemented with respect to the notes, contains covenants that, among other things, restrict the ability of T-Mobile USA and its restricted subsidiaries to create liens or other encumbrances, and merge, consolidate or sell, or otherwise dispose of, substantially all of their assets. The Indenture, as so amended and supplemented, also contains customary events of default. These covenants and events of default are subject to a number of important qualifications and exceptions.

T-Mobile USA’s 4.750% Senior Notes due 2028-1 held by Deutsche Telekom (the “Specified DT Notes”) have substantially the same terms and conditions as T-Mobile USA’s 4.750% Senior Notes due 2028 issued in a public offering (the “Specified Public Notes”), other than issue date, registration rights and CUSIP. If T-Mobile USA exercises its rights in respect of the Specified Public Notes, T-Mobile USA has agreed to exercise the same rights under the Specified DT Notes on an equal and ratable basis.

OTHER RELATED PERSON TRANSACTIONS WITH DEUTSCHE TELEKOM AND SOFTBANK ENTITIES

The related person transactions described below consist of ongoing arrangements under which the execution of transactions or the provision of services, and the payments related thereto, may vary from period to period or may only occur from time to time, depending on the circumstances of the parties involved and the terms of the applicable arrangements.

Management Agreement

The Management Agreement covers certain international multinational corporation (“MNC”) services that Deutsche Telekom Business Solutions GmbH (“DTBS”), an affiliate of Deutsche Telekom, provides to T-Mobile USA in the MNC segment. These services include sales, business development and account management services, marketing and bid management services, business strategy and information technology services, and business solicitation services aimed toward multinational enterprises. The Management Agreement may be terminated by either party on 12 months’ notice. During 2024, T-Mobile USA incurred approximately $0.4 million in expenses for DTBS’s services under the Management Agreement.

Discount Agreements on Inter-Operator Tariffs

T-Mobile USA has entered into Discount Agreements on Inter-Operator Tariffs with certain Deutsche Telekom affiliates. The Discount Agreements establish a reciprocal discount scheme for roaming charges based on inter-operator tariffs to be paid by the Home Public Mobile Network operator to the Visited Public Mobile Network operator according to their respective international roaming agreements. The Discount Agreements had an initial term ending on December 31, 2016 with yearly or bi-annual renewal terms thereafter. During 2024, T-Mobile USA received approximately $12.2 million in net revenue and incurred approximately $6.2 million in net expenses for Deutsche Telekom’s and its affiliates’ services under the Discount Agreements.

Agreement on Commercial Roaming Broker Services Between Deutsche Telekom and T-Mobile USA

Under this agreement, Deutsche Telekom negotiates, for the benefit of certain of its wireless affiliates, including T-Mobile USA (“NatCos”), the terms of group roaming discount agreements with third-party network/service operators, or roaming partners. This agreement has an indefinite term, but by September 30 of each year, T-Mobile USA has the right to elect to participate or decline to participate under the broker arrangement for the following calendar year, and the parties negotiate the scope of roaming partners with which Deutsche Telekom is entitled to negotiate for T-Mobile USA’s benefit. If T-Mobile USA agrees to be a participating NatCos in a given calendar year, T-Mobile USA will receive and/or provide roaming services according to the terms of the group roaming

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Transactions with Related Persons & Approval

discount agreements during such calendar year, and at the end of a specified settlement period, Deutsche Telekom will receive from, or make payments to, the roaming partners for T-Mobile USA and the other participating NatCos, pursuant to the payment terms of the roaming agreements. Intercompany payments are made between Deutsche Telekom and T-Mobile USA to settle any amounts due to, or owed by, T-Mobile for roaming services under the roaming agreements.

Deutsche Telekom may realize volume discounts for roaming services based on the NatCos’ participation in the group roaming discount agreements. Deutsche Telekom also allocates its commercial roaming costs, which consist of certain strategic and financial planning costs associated with roaming transactions, to the NatCos, including T-Mobile USA. During 2024, T-Mobile USA experienced an approximately $10.1 million increase in roaming revenues and experienced an approximately $5.3 million increase in roaming expenses for roaming usage provided to, or delivered by, third-party operators under this agreement.

Telecom Master Services Agreement

Pursuant to the Master Services Agreement, Deutsche Telekom North America, a wholly owned subsidiary of Deutsche Telekom, provides international long-distance and IP transit (internet connectivity) services to T-Mobile USA. The Master Services Agreement will remain in effect for so long as there remain statements of work pending. During 2024, T-Mobile USA incurred approximately $19.3 million in expenses for Deutsche Telekom North America’s services and received revenues of approximately $1.5 million for T-Mobile’s services provided under the Master Services Agreement.

Insurance Brokerage Services Provided by DeTeAssekuranz-Deutsche Telekom Assekuranz-Vermittlungsgesellschaft mbH (DeTeAssekuranz)

DeTeAssekuranz, a wholly owned subsidiary of Deutsche Telekom, provides certain insurance brokerage services for T-Mobile USA. During 2024, T-Mobile USA incurred approximately $8.8 million in expenses for DeTeAssekuranz’s services under this arrangement.

Services Agreement

In February 2015, T-Mobile entered into a Services Agreement effective as of January 1, 2014 with Deutsche Telekom pertaining to the provision by T-Mobile of certain financial, tax and accounting-related services to Deutsche Telekom and the payment by Deutsche Telekom for such services. The services related to certain operating and financial data and other information that Deutsche Telekom may request from T-Mobile. In 2024, the agreement was further amended with updates to the fees and services schedule. Pursuant to the Services Agreement, as amended, T-Mobile received approximately $2.5 million in revenues for such services in 2024.

Reimbursement Letter Agreement

T-Mobile has entered into a Reimbursement Letter Agreement with Deutsche Telekom pursuant to which Deutsche Telekom has agreed to reimburse various costs incurred by T-Mobile in connection with the IFRS off-balance sheet treatment of T-Mobile’s service receivable sale arrangement (the “Airtime facility”) and its EIP receivable sale arrangement (the “EIP facility,” and together with the Airtime facility, the “Existing Receivable Sale Arrangements”). The Reimbursement Letter Agreement provides that T-Mobile and Deutsche Telekom will further discuss whether the IFRS off-balance sheet treatment will be necessary in any future receivable sale arrangements (including for any extension of the Existing Receivable Sale Arrangements). T-Mobile received or expects to receive approximately $115,000 from Deutsche Telekom for its expenses incurred during 2024 in connection with the IFRS off-balance sheet treatment of the Existing Receivable Sale Arrangements.

Connected Solutions Agreement

In November 2016, T-Mobile entered into a Connected Car Agreement effective as of November 18, 2016 with Mojio, Inc. (“Mojio”), a company in which an affiliate of Deutsche Telekom at the time owned an approximately 14% equity interest. In December 2018, the Connected Car Agreement was further amended and restated in the form of a Master Agreement for Connected Solutions, effective December 20, 2018. The amended and restated agreement enables Mojio to provide cloud platform and software support to the Company for multiple connected device product lines, including the connected car services, as well as attendant or related one-off professional services. During 2024, the Company incurred approximately $2.7 million in expenses under the arrangement.

Master Agreement and Statement of Work for Application Development Services

In May 2023, the Company and an affiliate of Deutsche Telekom entered into a Master Agreement and related Statement of Work, pursuant to which Deutsche Telekom agrees to provide application development services and managed services. In 2024, the Company incurred approximately $7.6 million in expenses under the Master Agreement and related Statement of Work.

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Transactions with Related Persons & Approval

Master Services Agreement and Statement of Work with 1NCE

In March 2024, the Company and 1NCE Inc. (“1NCE”), an affiliate of Deutsche Telekom, entered into a Master Agreement and related Statement of Work, pursuant to which 1NCE provides an IoT connectivity management platform for the purposes of joint sales collaboration between Deutsche Telekom and the Company. In 2024, the Company incurred approximately $1.4 million in expenses pursuant to this arrangement.

Aircraft Time Sharing Agreement

In February 2021, T-Mobile entered into an Aircraft Time Sharing Agreement with G. Michael Sievert, the Company’s Chief Executive Officer, pursuant to which any personal usage by Mr. Sievert will be fully reimbursed in accordance with government regulations. In 2024, Mr. Sievert fully reimbursed the Company for any personal usage of the Company’s corporate aircraft under this arrangement.

International Roaming Agreement

Prior to the closing of the Sprint Combination, Sprint and an affiliate of SoftBank were parties to an agreement pursuant to which each party allows the other party’s customers to roam on certain of its networks free of charge or to roam on certain networks at a discount rate. The parties also entered into the Roaming Agreement Addendum—Inter Operator Tariff Agreement for M2M Traffic. The agreement and related addendum continued and was further amended following the closing of the Sprint Combination. In 2024, the Company received approximately $5.4 million in revenues and incurred approximately $5.5 million in expenses.

Wireless Wholesale Master Services Agreement and Solution Provider Agreement

Pursuant to a Wireless Wholesale Master Services Agreement and Solution Provider Agreement, Netradyne, Inc., an affiliate of SoftBank, resells the Company’s 5G/LTE IoT data to Netradyne’s end customers as a package bundled with its fleet dash camera products. In 2024, T-Mobile received approximately $9.2 million in revenues from Netradyne under this arrangement.

Wireless Services Agreements

The Company entered into agreements with SoftBank and several of its affiliates to provide wireless services. In 2024, the Company received approximately $0.2 million in revenues and incurred less than $0.1 million in expenses pursuant to these wireless services agreements.

Master Agreement

Pursuant to a Master Agreement, Dialpad, Inc., an affiliate of DT, licenses to T-Mobile Unified Communications as a Service which enables T-Mobile to provide its customers with a cloud native phone system, conferencing and call center. During 2024, the Company incurred approximately $10.4 million in expenses under the arrangement.

Main Agreement

Pursuant to a Main Agreement, T-Mobile purchases hardware, software, cloud services, and professional services from Cohesity, Inc., an affiliate of SoftBank, or its resale partner. During 2024, T-Mobile incurred approximately $19.5 million in expenses under the arrangement.

License Agreement with DT IT

The Company entered into a License Agreement with Deutsche Telekom IT GmbH (“DT IT”), an affiliate of DT, pursuant to which DT IT will make available to T-Mobile certain software (including subsequent updates thereto) that T-Mobile will utilize to power key consumer-facing features within T-Mobile’s new “T-Life” mobile application. In 2024, the Company incurred approximately $1.1 million in expenses pursuant to this arrangement.

License Agreement with Mapbox

The Company entered into a License Agreement with Mapbox, Inc. (“Mapbox”), an affiliate of SoftBank, pursuant to which the Company licenses Mapbox’s map rendering technology for integration into the Company’s internet service provider customer analytics tool. In 2024, the Company incurred approximately $2.8 million in expenses pursuant to this arrangement.

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WHY DID I RECEIVE THESE MATERIALS?

As a holder of common stock of T-Mobile US, Inc. at the close of business on April 7, 2025, the record date, you are entitled to vote at the Annual Meeting. We are providing you with these proxy materials in connection with the solicitation of proxies by our Board to be used at the Annual Meeting. These proxy materials were first made available to our stockholders on or about April 18, 2025. This Proxy Statement describes the proposals to be voted on at the Annual Meeting by the holders of record of our common stock on the record date and includes information required to be disclosed to our stockholders.

HOW DO PROXIES WORK?

You may vote by authorizing the persons selected by us as your proxy to vote your shares at the Annual Meeting according to your instructions on the matters discussed in this Proxy Statement, and according to their discretion on any other business that may properly come before the Annual Meeting. We have designated two of our executive officers as proxies for the Annual Meeting: G. Michael Sievert and Peter Osvaldik.

WHO IS ENTITLED TO VOTE?

If you are a holder of record of our common stock as of the record date (April 7, 2025), you may vote your shares on the matters to be voted on at the Annual Meeting. You will receive only one proxy card for all the shares of common stock you hold in certificate and book-entry form.

If, as of the record date, you hold shares of our common stock in “street name”—that is, through an account with a bank, broker or other institution—you may direct the registered holder how to vote your shares at the Annual Meeting by following the instructions that you will receive from the registered holder.

HOW DO I VOTE?

By Internet. Go to www.proxyvote.com, available 24 hours a day, seven days a week, and follow the on-screen instructions to submit your proxy. You will need to have your proxy card available and use the Company number and account number shown on your proxy card to cast your vote. This method of voting will be available until 11:59 p.m. Eastern Daylight Time, or EDT, on June 5, 2025, or the date immediately before any date to which the Annual Meeting may be continued, adjourned or postponed.

By Mail. You may submit your proxy by mail by returning your executed proxy card. You should sign your proxy card using exactly the same name as appears on the card, date your proxy card and indicate your voting preference on each proposal. You should mail your proxy card with plenty of time in advance to allow for delivery prior to the Annual Meeting. Proxy cards received after 8:00 a.m. Pacific Daylight Time on June 6, 2025 may not be considered unless the Annual Meeting is continued, adjourned or postponed and then only if such proxy cards are received before the date and time the continued, adjourned or postponed Annual Meeting is held.

By Phone. You also may submit your proxy by phone from the United States and Canada, using the toll-free number on the proxy card and the procedures and instructions described on the proxy card. Telephone voting will be considered at the Annual Meeting if completed prior to 11:59 p.m. EDT on June 5, 2025, or the date immediately before any date to which the Annual Meeting may be continued, adjourned or postponed.

At the Annual Meeting. You may also vote electronically at the virtual Annual Meeting. See “What do I need in order to virtually attend the Annual Meeting?” below.

HOW ARE THE VOTES RECORDED? WHAT IS THE EFFECT IF I DO NOT VOTE?

If you are a registered holder and we receive a valid proxy card from you by mail or receive your vote by phone or internet, your shares will be voted by the named proxy holders as indicated in your voting preference selection.

If you return your signed and dated proxy card without indicating your voting preference on one or more of the proposals to be considered at the Annual Meeting, or if you otherwise do not indicate your voting preference via phone or internet on one or more of the proposals to be considered at the Annual Meeting, your shares will be voted on the proposals for which you did not indicate your voting preference in accordance with the recommendations of the Board.

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Annual Meeting and Voting Questions and Answers

If you hold your shares in street name and want your shares to be voted, you must instruct your broker, bank or other institution how to vote such shares. Absent your specific instructions, NASDAQ rules do not permit brokers and banks to vote your shares on a discretionary basis for non-routine corporate governance matters, such as the election of directors proposal (resulting in a “broker non-vote”), but your shares can be voted without your instructions on the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm because this is considered a routine matter.

If you indicate that you wish to withhold authority or abstain from voting on a proposal, your shares will not be voted and will have no direct effect on the outcome of that proposal. Your shares, however, will count toward the quorum necessary to hold the Annual Meeting.

Proposal	Recommended Vote	Vote Required		Withhold Votes/ Abstentions	Broker Non-Votes

1. Election of Directors	FOR	Plurality		No Effect	No Effect

2. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2025	FOR	Majority	*	No Effect	**

*

Under our bylaws, this proposal is decided by the vote of a majority of the votes cast in person (virtually) or by proxy at the Annual Meeting by the holders of our shares of common stock entitled to vote thereon. Under this voting standard, this proposal will be approved if a majority of the votes cast “FOR” the proposal exceed the number of votes cast “AGAINST” the proposal. Abstentions will not count as votes cast “FOR” or “AGAINST” the proposal. Therefore, abstentions will have no direct effect on the outcome of the proposal.

**	Broker non-votes are not expected for this proposal.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

Yes. If you are a holder of record of our common stock, you may revoke your proxy at any time prior to the voting deadlines referred to in “How do I vote?” above by:

delivering a written revocation to our Corporate Secretary at our principal executive office located at 3655 131st Avenue SE, Bellevue, Washington 98006;

submitting another valid proxy card with a later date by mail;

submitting another, later-dated proxy by phone or internet; or

virtually attending the Annual Meeting and voting electronically.

Attendance at the virtual Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in street name, you must contact your broker or other registered holder in order to revoke your previously submitted voting instructions. Such revocation should be made sufficiently in advance of the Annual Meeting to ensure that the revocation of the proxy card submitted by your registered holder is received by our Corporate Secretary prior to the date and time of the Annual Meeting.

WHAT IS REQUIRED FOR A QUORUM AT THE ANNUAL MEETING?

To transact business at the Annual Meeting, a majority of the shares of our common stock issued and outstanding on the record date and entitled to vote at the Annual Meeting must be present, in person (virtually) or by proxy, at the Annual Meeting. If a quorum is not present at the Annual Meeting, no business can be transacted at that time, and the meeting will be continued, adjourned or postponed to a later date. On April 7, 2025, the record date, there were 1,136,660,313 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

A stockholder’s instruction to “withhold authority,” abstentions, and broker non-votes will be counted as present and entitled to vote at the Annual Meeting for purposes of determining a quorum.

WHAT DO I NEED IN ORDER TO VIRTUALLY ATTEND THE ANNUAL MEETING?

The Annual Meeting will again be held solely by means of remote communication, in a virtual only format. You will not be able to attend the Annual Meeting in person. You can virtually attend the Annual Meeting at the meeting time by visiting www.virtualshareholdermeeting.com/TMUS2025 and entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 8:00 a.m. PDT. Online check-in will begin at 7:45 a.m. PDT, and you should allow ample time for the online check-in procedures.

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Annual Meeting and Voting Questions and Answers

WHO WILL TABULATE AND COUNT THE VOTES?

Representatives of Broadridge Financial Solutions will tabulate the votes and act as the Company’s Inspector of Elections.

WHERE CAN I FIND THE VOTING RESULTS FOR EACH PROPOSAL?

We will file a Current Report on Form 8-K within four business days after the Annual Meeting to announce the preliminary results of voting.

WHO BEARS THE COST OF THE PROXY SOLICITATION?

We will bear all of the costs of soliciting proxies, including the preparation, assembly, printing and distribution of all proxy materials. We also reimburse brokers, banks, fiduciaries, custodians and other institutions for their costs in forwarding the proxy materials to the beneficial owners or holders of our common stock. Our directors, officers and employees also may solicit proxies by mail, personally, by telephone, by email or by other appropriate means. No additional compensation will be paid to directors, officers or other employees for such services.

WHAT IF I AM HAVING TECHNICAL DIFFICULTIES ATTENDING THE VIRTUAL ANNUAL MEETING?

We encourage stockholders to join 15 minutes before the start time to ensure a proper connection and to give time to resolve any technical difficulties. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the phone numbers displayed on the meeting website on the meeting date.

HOW TO ASK QUESTIONS AT THE VIRTUAL ANNUAL MEETING?

If you are attending the meeting as a stockholder of record or beneficial owner, you will be able to submit questions. Questions can be submitted through the “Ask A Question” box in the bottom left-hand corner of the page within the meeting center site. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions should relate to matters of concern to stockholders generally. We ask that stockholders please limit themselves to one question or topic. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized, and answered together.

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Company Information

Our website contains the Company’s current Corporate Governance Guidelines, Director Selection Guideline, committee charters, Speak Up Policy (f.k.a. Whistleblower Protection Policy), Code of Business Conduct, Code of Ethics for Senior Financial Officers, Supplier Code of Conduct, Supplier Data Processing Requirements and SEC filings. You may view or download any of these documents free of charge on the Investor Relations section of our website at http://investor.t-mobile.com by selecting “Governance Documents” under the “Corporate Governance” tab. By selecting “SEC Filings” under the “Financials” tab, you will also find a copy of this Proxy Statement, a copy of the 2024 Annual Report to Stockholders, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and copies of the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. You may obtain a copy of any of the above-listed documents, including the Company’s Annual Report on Form 10-K, upon request, free of charge, by sending a request in writing to the Company’s Investor Relations Department at T-Mobile US, Inc., 3655 131st Ave SE, Bellevue, WA 98006.

Duplicate Mailings (Householding)

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we may deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of this Proxy Statement and our 2024 Annual Report to Stockholders, to multiple stockholders who share the same address unless we have received contrary instructions from an affected stockholder.

If you received only one copy of this Proxy Statement and the 2024 Annual Report to Stockholders or Notice of Internet Availability of Proxy Materials and wish to receive a separate copy for each stockholder in your household, or if you wish to participate in householding, please contact Broadridge Financial Solutions, Inc. by calling toll free at (866) 540-7095 or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York, NY 11717. We will promptly deliver, upon written or oral request to the address or telephone number above by stockholders at a shared address to which a single copy of the documents was delivered, a separate copy of the Proxy Statement and the 2024 Annual Report to Stockholders.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker or other holder of record to request information on householding.

Stockholder Proposals for the 2026 Annual Meeting of Stockholders

Proposals Pursuant to Rule 14a-8. Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at our 2026 annual meeting of stockholders. To be eligible for inclusion in our 2026 Proxy Statement under Rule 14a-8, your proposal must be received by us no later than the close of business on December 19, 2025, and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, we reserve the right to omit from our Proxy Statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Business Proposals and Nominations Pursuant to Our Bylaws. Under our bylaws, in order to nominate a director or bring any other business before the stockholders at the 2026 annual meeting of stockholders that will not be included in our Proxy Statement pursuant to Rule 14a-8, you must comply with the procedures and timing specifically described in our bylaws. In addition, assuming the date of the 2026 annual meeting of stockholders is not more than 30 days before and not more than 60 days after the anniversary date of the Annual Meeting, you must notify us in writing, and such written notice must be delivered to our secretary no earlier than February 6, 2026, and no later than March 8, 2026.

A copy of our bylaws setting forth the requirements for the nomination of director candidates by stockholders and the requirements for proposals by stockholders may be obtained free of charge from our Corporate Secretary at 3655 131st Avenue SE, Bellevue, Washington 98006. A nomination or proposal that does not comply with the above procedures will be disregarded. Compliance with the above procedures does not require the Company to include the proposed nominee or proposal in the Company’s proxy solicitation material.

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Other Information & Business

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than nominees by our Board must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We intend to file a proxy statement and a WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2026 annual meeting of stockholders.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of 10% or more of our outstanding common stock to file reports concerning their ownership (Form 3) and changes in ownership (Form 4 and Form 5) of Company equity securities with the SEC. Based solely upon our review of such reports submitted on EDGAR and written representations from the reporting persons that no Form 5 was required, the Company believes that one Form 4 report by André Almeida relating to an acquisition transaction and one Form 4 report by Mark W. Nelson relating to a dividend reinvestment transaction were not filed on a timely basis as required by Section 16(a) for the fiscal year ended December 31, 2024.

Other Business

Management does not know of any other items or business, other than those in the accompanying Notice of Annual Meeting of Stockholders, that may properly come before the Annual Meeting or other matters incident to the conduct of the Annual Meeting.

As to any other item or proposal that may properly come before the Annual Meeting, including voting on a proposal omitted from this Proxy Statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.

■ PROXY STATEMENT 2025	85

Appendix A

Reconciliation of Non-GAAP Financial Measures

“Adjusted EBITDA”: Earnings before Interest expense, net of Interest income, Income tax expense, Depreciation and amortization, stock-based compensation and certain expenses, gains and losses, which are not reflective of our ongoing operating performance (“Special Items”). Special Items include Merger-related costs (gain), net, (Gain) loss on disposal groups held for sale, certain legal-related recoveries and expenses, restructuring costs not directly attributable to the Merger (including severance), and other non-core gains and losses.

“Core Adjusted EBITDA”: Core Adjusted EBITDA represents Adjusted EBITDA less device lease revenues.

Adjusted EBITDA and Core Adjusted EBITDA are reconciled to Net income as follows:

	Quarter								Year Ended December 31,
(in millions)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	2023	2024

Net income	$1,940	$2,221	$2,142	$2,014	$2,374	$2,925	$3,059	$2,981	$8,317	$11,339

Adjustments:

Interest expense, net	835	861	790	849	880	854	836	841	3,335	3,411

Other (income) expense, net	(9)	(6)	(41)	(12)	(20)	8	(7)	(94)	(68)	(113)

Income tax expense	631	717	705	629	764	843	908	858	2,682	3,373

Operating income	3,397	3,793	3,596	3,480	3,998	4,630	4,796	4,586	14,266	18,010

Depreciation and amortization	3,203	3,110	3,187	3,318	3,371	3,248	3,151	3,149	12,818	12,919

Stock-based compensation (1)	173	155	152	164	140	147	143	156	644	586

Merger-related costs (gain), net (2)	358	276	152	248	130	(9)	—	—	1,034	121

Legal-related (recoveries) expenses, net (3)	(43)	—	—	1	—	15	1	(105)	(42)	(89)

(Gain) loss on disposal group held for sale	(42)	17	—	—	—	—	—	—	(25)	—

Other, net (4)	153	54	513	13	13	22	152	130	733	317

Adjusted EBITDA	7,199	7,405	7,600	7,224	7,652	8,053	8,243	7,916	29,428	31,864

Lease revenues	(147)	(69)	(53)	(43)	(35)	(26)	(21)	(11)	(312)	(93)

Core Adjusted EBITDA	$7,052	$7,336	$7,547	$7,181	$7,617	$8,027	$8,222	$7,905	$29,116	$31,771

1.

Stock-based compensation includes payroll tax impacts and may not agree to stock-based compensation expense in the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Additionally, certain stock-based compensation expenses associated with the Merger have been included in Merger-related (gain) costs, net.

2.

Merger-related costs (gain), net, for the year ended December 31, 2024, includes the $100 million gain recognized for the extension fee previously paid by DISH associated with the DISH License Purchase Agreement.

3.	Legal-related (recoveries) expenses, net, consists of the settlement of certain litigation associated with the August 2021 cyberattack and is presented net of insurance recoveries.
4.

Other, net, primarily consists of certain severance, restructuring and other expenses, gains and losses, including severance and related costs associated with the August 2023 workforce reduction, not directly attributable to the Merger which are not reflective of T-Mobile’s core business activities and are, therefore, excluded from Adjusted EBITDA and Core Adjusted EBITDA.

Core Adjusted EBITDA and Adjusted EBITDA are non-GAAP financial measures utilized by T-Mobile’s management, including our chief operating decision maker, to monitor the financial performance of our operations and allocate resources of the Company as a whole. T-Mobile historically used Adjusted EBITDA and T-Mobile currently uses Core Adjusted EBITDA internally as a measure to evaluate and compensate its personnel and management for their performance. T-Mobile uses Adjusted EBITDA and Core Adjusted EBITDA as benchmarks to evaluate its operating performance in comparison to competitors. Management believes analysts and investors use Adjusted EBITDA and Core Adjusted EBITDA as supplemental measures to evaluate overall operating performance and to facilitate comparisons with other wireless communications services companies because they are indicative of our ongoing operating performance and trends by excluding the impact of interest expense from financing, non-cash depreciation and amortization from capital investments, non-cash stock-based compensation, and Special Items. Management believes analysts and investors use Core Adjusted EBITDA because it normalizes for the transition in the Company’s device financing strategy, by excluding the impact of device lease revenues from Adjusted EBITDA, to align with the exclusion of the related depreciation expense on leased devices from Adjusted EBITDA. Core Adjusted EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for income from operations, Net income or any other measure of financial performance reported in accordance with GAAP.

■ PROXY STATEMENT 2025	A-1

APPENDIX A

“Adjusted Free Cash Flow”: Adjusted Free Cash Flow is a non-GAAP financial measure utilized by management, investors and analysts of our financial information to evaluate cash available to pay debt, repurchase shares, pay dividends and provide further investment in the business. It represents Net cash provided by operating activities less Cash purchases of property and equipment, plus Proceeds from sales of tower sites and Proceeds related to beneficial interests in securitization transactions and less Cash payments for debt prepayment or debt extinguishment costs. For the year ended December 31, 2020, Adjusted Free Cash Flow excluded gross payments for the settlement of interest rate swaps. Starting in the first quarter of 2023, we renamed Free Cash Flow to Adjusted Free Cash Flow. This change in name did not result in any change to the definition or calculation of this non-GAAP financial measure.

Adjusted Free Cash Flow and Adjusted Free Cash Flow, excluding gross payments for the settlement of interest rate swaps, are reconciled to Net cash provided by operating activities as follows:

	Year Ended December 31,

(in millions, except percentages)	2020	2021	2022	2023	2024

Net cash provided by operating activities (1)	$8,640	$13,917	$16,781	$18,559	$22,293

Cash purchases of property and equipment, including capitalized interest	(11,034)	(12,326)	(13,970)	(9,801)	(8,840)

Proceeds from sales of tower sites	—	40	9	12	—

Proceeds related to beneficial interests in securitization transactions (1)	3,134	4,131	4,836	4,816	3,579

Cash payments for debt prepayment or debt extinguishment costs	(82)	(116)	—	—	—

Adjusted Free Cash Flow	658	5,646	7,656	13,586	17,032

Gross cash paid for the settlement of interest rate swaps	2,343	—	—	—	—

Adjusted Free Cash Flow, excluding gross payments for the settlement of interest rate swaps	$3,001	$5,646	$7,656	$13,586	$17,032

Net cash provided by operating activities 2020-2024 growth					158%

Adjusted Free Cash Flow, excluding gross payments for the settlement of interest rate swaps 2020-2024 growth					468%

1.

Effective November 1, 2024, following amendments to the Company’s Equipment Installment Plan Sale and Service Receivable Sale arrangements, all cash proceeds associated with the sale of such receivables, a portion of which was previously recognized as Proceeds related to beneficial interests in securitization transactions within investing cash flows, were recognized as operating cash flows. These amendments did not have a net impact on Adjusted Free Cash Flow.

A-2	PROXY STATEMENT 2025 ■

T Mobile

SCAN TO VIEW MATERIALS & VOTE

DETACH AND RETURN THIS PORTION ONLY

T-MOBILE US, INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

____

Nominees:

01) André Almeida
02) Marcelo Claure
03) Thomas Dannenfeldt
04) Srikant M. Datar
05) Timotheus Höttges
06) Christian P. Illek
07) James J. Kavanaugh
08) Raphael Kübler
09) Thorsten Langheim
10) Dominique Leroy
11) Letitia A. Long
12) G. Michael Sievert
13) Teresa A. Taylor

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

T-MOBILE US, INC. ATTN: BROADY HODDER 12920 SE 38TH STREET BELLEVUE, WA 98006 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on June 5, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/TMUS2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on June 5, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V70195-P26601 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
T-MOBILE US, INC. For Withhold For All To withhold authority to vote for any individual All Except nominee(s), mark “For All Except” and write theThe Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. Following:
1. Election of Directors ! ! Nominees: 01) André Almeida 08) Raphael Kübler 02) Marcelo Claure 09) Thorsten Langheim 03) Thomas Dannenfeldt 10) Dominique Leroy 04) Srikant M. Datar 11) Letitia A. Long 05) Timotheus Höttges 12) G. Michael Sievert 06) Christian P. Illek 13) Teresa A. Taylor 07) James J. Kavanaugh The Board of Directors recommends you vote FOR proposal 2. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2025. NOTE: Consider any other business that is properly brought before the Annual Meeting or any continuation, adjournment or postponement of the Annual Meeting. For Against Abstain Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

2025 ANNUAL MEETING OF STOCKHOLDERS OF T-MOBILE US, INC. Friday, June 6, 2025 8:00 A.M., Pacific Daylight Time Online only at www.virtualshareholdermeeting.com/TMUS2025 At the Annual Meeting, stockholders will vote upon the proposals outlined in the Notice of 2025 Annual Meeting of Stockholders of T-Mobile US, Inc. and any other business as may properly come before the Annual Meeting. We look forward to your participation. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V70196-P26601 T-MOBILE US, INC. Annual Meeting of Stockholders June 6, 2025, 8:00 A.M., Pacific Daylight Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) G. Michael Sievert and Peter Osvaldik, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of T-MOBILE US, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 A.M. PDT on Friday, June 6, 2025, virtually at www.virtualshareholdermeeting.com/TMUS2025. This proxy, when properly executed, will be voted in the manner directed herein and, in the proxyholders’ discretion, upon any other business that properly comes before the meeting. If no direction is given, this proxy will be voted in accordance with the recommendation of the Board of Directors: FOR the election of each of the nominees to the Board and FOR Proposal 2. Continued and to be signed on reverse side